UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07619

Nuveen Investment Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kathleen L. Prudhomme

Vice President and Secretary

901 Marquette Avenue Minneapolis, Minnesota 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: August 31

Date of reporting period: February 28, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Equity Funds

Semi-Annual Report February 28, 2017

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I

Nuveen Large Cap Value Fund	NNGAX	NNGCX	NMMTX	NNGFX	NNGRX
Nuveen Large Cap Core Fund	NLACX	NLCDX	—	NLCFX	NLCIX
Nuveen Large Cap Growth Fund	NLAGX	NLCGX	—	NLAFX	NLIGX
Nuveen Concentrated Core Fund	NCADX	NCAEX	—	NCARX	NCAFX
Nuveen Core Dividend Fund	NCDAX	NCCDX	—	—	NCDIX
Nuveen Growth Fund	NSAGX	NSRCX	NBGRX	—	NSRGX
Nuveen Large Cap Core Plus Fund	NLAPX	NLPCX	—	—	NLPIX
Nuveen Equity Long/Short Fund	NELAX	NELCX	—	—	NELIX
Nuveen Equity Market Neutral Fund	NMAEX	NMECX	—	—	NIMEX

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Whether politics or the economy will prevail over the financial markets this year has been a much-analyzed question. After the U.S. presidential election, stocks rallied to new all-time highs, bonds tumbled, and business and consumer sentiment grew pointedly optimistic. But, to what extent the White House can translate rhetoric into stronger economic and corporate earnings growth remains to be seen. Stock prices have experienced upward momentum driven by positive economic news, interest rates are rising in light of the next anticipated Federal Reserve (Fed) rate hikes and inflation is ticking higher.

The Trump administration’s early policy decisions have caused the markets to reassess their outlooks, cooling the stock market rally and stabilizing bond prices. The White House’s pro-growth agenda of tax reform, infrastructure spending and deregulation remains on the table, but there is growing recognition that it may look different than Wall Street had initially expected.

Nevertheless, there is a case for optimism. The jobs recovery, firming wages, the housing market and confidence measures are supportive of continued expansion in the economy. The Fed enacted its second and third interest rate hikes in December 2016 and March 2017, respectively, a vote of confidence that its employment and inflation targets are on track. Economies outside the U.S. have strengthened in recent months, possibly heralding the beginnings of a global synchronized recovery. Furthermore, the populist/nationalist undercurrent that helped deliver President Trump’s win and the U.K.’s decision to leave the European Union (or “Brexit”) remained in the minority in the Dutch general election in March, easing the political uncertainty surrounding France and Germany’s elections later this year.

In the meantime, the markets will be focused on economic sentiment surveys along with “hard” data such as consumer and business spending to gauge the economy’s progress. With the Fed now firmly in tightening mode, rate moves that are more aggressive than expected could spook the markets and potentially stifle economic growth. On the political economic front, President Trump’s other signature platform plank, protectionism, is arguably anti-growth. We expect some churning in the markets as these issues sort themselves out.

Market volatility readings have been remarkably low of late, but conditions can change quickly. As market conditions evolve, Nuveen remains committed to rigorously assessing opportunities and risks. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

April 24, 2017

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Portfolio Managers’

Comments

Nuveen Large Cap Value Fund

Nuveen Large Cap Core Fund

Nuveen Large Cap Growth Fund

Nuveen Concentrated Core Fund

Nuveen Core Dividend Fund

Nuveen Growth Fund

Nuveen Large Cap Core Plus Fund

Nuveen Equity Long/Short Fund

Nuveen Equity Market Neutral Fund

These Funds are part of the Nuveen Large Cap Equity Series and feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen, LLC. Robert C. Doll, CFA, a senior portfolio manager and chief equity strategist at Nuveen Asset Management and Scott M. Tonneson, CFA, serve as portfolio managers for the Nuveen Large Cap Equity Series. Anthony R. Burger, CFA, director of quantitative equity research, served as a portfolio manager for the Nuveen Equity Long/Short Fund.

Effective April 13, 2017 (subsequent to the close of this reporting period), Anthony R. Burger is no longer a portfolio manager for the Nuveen Equity Long/Short Fund. Robert C. Doll and Scott M. Tonneson continue to serve as portfolio managers for the Fund.

Additionally, during April 2017 (subsequent to the close of this reporting period), the Funds’ Board of Trustees approved the reorganizations of Nuveen Core Dividend Fund, Nuveen Large Cap Core Plus Fund and Nuveen Large Cap Growth Opportunities Fund into Nuveen Large Cap Value Fund, Nuveen Large Cap Core Fund and Nuveen Large Cap Growth Fund, respectively. In order for the reorganizations to occur, they must be approved by the shareholders of Nuveen Core Dividend Fund, Nuveen Large Cap Core Plus Fund and Nuveen Large Cap Growth Opportunities Fund.

On the following pages, the management team discusses key investment strategies and the Funds’ performance for the six-month reporting period ended February 28, 2017.

How did the Funds perform during the six-month reporting period ended February 28, 2017?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the Funds for the six-month, one-year, five-year, ten-year and/or since inception periods ended February 28, 2017. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of their corresponding market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

What strategies were used to manage the Funds during the six-month reporting period ended February 28, 2017 and how did these strategies influence performance?

Nuveen Large Cap Value Fund

The Fund’s Class A Shares at NAV outperformed both the Russell 1000® Value Index and the comparative Lipper classification average during the six-month reporting period ended February 28, 2017.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

The Nuveen Large Cap Value Fund seeks long-term capital appreciation by investing primarily in large-capitalization stocks of U.S. companies. The investment team selects securities using the same disciplined approach used with all of the Funds in the Large Cap Equity Series, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Value Index, which are primarily large-cap value companies and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from Nuveen Asset Management’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest primarily in companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time.

During the reporting period, the Fund outperformed due to widespread strength among its style tilts, stock selections and sector weights. Security selection was particularly strong in the industrials, information technology, telecommunication services and materials sectors. In terms of styles, the Fund’s performance was rewarded for overweight positions in stocks that exhibited more volatility, stocks with lower price/earnings (P/E) ratios and stocks with relatively smaller market caps within the large-cap universe. The Fund also benefited from underweight positions in energy and real estate investment trusts (REITs), two of the weaker performing sectors in the index during the reporting period.

The top performing position in the Fund was Brocade Communications Systems Inc., a technology company that makes routers, switches and other computer networking products. In late October 2016, chip maker Broadcom offered to acquire Brocade Communications in an all-cash offer that represented a hefty premium. Also, shares of Bank of America Corporation surged during the reporting period following Donald Trump’s surprise presidential win after being under pressure earlier in 2016. During the campaign, he promised to stimulate economic growth in the U.S. through a combination of higher infrastructure spending, less regulation and tax cuts. Stocks in the financial sector, particularly the nation’s largest banks, reacted favorably since these initiatives would likely result in more economic growth, which will increase demand for loans and other financial services and higher inflation, which should translate into higher rates and wider profit margins from loans. In the materials sector, a position in steel producer Steel Dynamics Inc. was a standout performer for the Fund. The company was already benefiting from tightened pricing in the steel industry because import volume has fallen 30% year-over-year. However, shares rallied sharply following President Trump’s victory because of his vow to spend a significant amount on U.S. infrastructure improvements, while also taking a tougher stance on imports, which should bode well for U.S. steel prices.

The Fund turned in strong results during the reporting period but had a few detractors. Stock selection was somewhat challenging in the consumer staples and consumer discretionary sectors. A preference for stocks with more leverage, as measured by a higher debt/equity ratio, was also a drag on results.

In the consumer discretionary sector, shares of Urban Outfitters, Inc. dropped sharply during the reporting period after the specialty apparel and accessories retailer reported weak quarterly sales for the third quarter. Shares of mailing and shipping solutions provider Pitney Bowes Inc. fell sharply at the end of October 2016 and again at the end of January 2017 after posting disappointing third- and fourth-quarter revenue declines, falling short of analysts’ estimates across the board. The company offers a full suite of equipment, supplies, software and services for end-to-end mailing solutions. Investors seemed particularly disappointed with the company’s weak 2017 guidance, which management mainly attributed to weakness in its Software Solutions segment. Pitney Bowes’ shares have been on a downward trajectory since mid-2014, having never fully recovered from the recession. Shares of Tyson Foods, Inc., the country’s largest processor and marketer of chicken, beef and pork, took a step back after strong performance earlier in 2016. The company reported disappointing quarterly earnings that fell significantly short of analysts’ estimates.

Nuveen Large Cap Core Fund

The Fund’s Class A Shares at NAV outperformed both the Russell 1000® Index and the comparative Lipper classification average during the six-month reporting period ended February 28, 2017.

The Nuveen Large Cap Core Fund seeks long-term capital appreciation by investing primarily in stocks of well-run companies. The investment team selects securities using the same disciplined approach used with all of the Funds in the Large Cap Equity Series, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies, and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental

6	NUVEEN

overlay from Nuveen Asset Management’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest primarily in companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time.

During the reporting period, the Fund outperformed due to strong stock selection and beneficial style tilts. Security selection was particularly favorable in the industrials, information technology, telecommunication services and materials sectors. In terms of styles, the Fund’s performance was rewarded for overweight positions in stocks that exhibited more volatility, stocks with lower price/earnings (P/E) ratios and stocks with relatively smaller market caps within the large-cap universe. The Fund also benefited from an underweight position in real estate investment trusts (REITs), the weakest performing sector in the index during the reporting period.

The top performing position in the Fund during the reporting period was Brocade Communications Systems Inc., a technology company that makes routers, switches and other computer networking products. In late October 2016, chip maker Broadcom offered to acquire Brocade Communications in an all-cash offer that represented a hefty premium. The Fund also benefited from a position in United Rentals Inc., which rents out equipment such as forklifts, trucks and diggers for a wide variety of construction projects. Shares advanced strongly during the reporting period based on a combination of post-election hopes for increased infrastructure spending and the company’s solid fourth-quarter earnings. In addition, the Fund’s performance was boosted by a position in computer hardware, software and electronics company NCR Corporation, which specializes in self-serve kiosks, point-of-sale terminals, automated teller machines (ATMs) and other transaction related technologies. During the reporting period, NCR’s shares advanced following two solid quarterly earnings reports.

Stock selection was somewhat challenging in the consumer discretionary and consumer staples sectors, while an underweight position in financials, the top performing sector in the index, was a headwind. A preference for stocks with more leverage, as measured by a higher debt/equity ratio, was also a drag on results.

In the consumer discretionary sector, shares of Urban Outfitters, Inc. dropped sharply during the reporting period after the specialty apparel and accessories retailer reported weak quarterly sales for the third quarter. In the health care sector, pharmaceutical and medical supplies distributor McKesson HBOC Inc. detracted during the reporting period. McKesson, along with other top pharmaceutical distribution companies, continued to be weighed down by political pressures surrounding the pharmaceutical supply chain and drug pricing concerns. Toward the end of October 2016, shares plunged after the company reported disappointing quarterly results that were shy of analysts’ consensus forecasts and downbeat future guidance. In consumer staples, shares of Tyson Foods Inc., the country’s largest processor and marketer of chicken, beef and pork, took a step back after strong performance earlier in 2016. The company reported disappointing quarterly earnings that fell significantly short of analysts’ estimates.

Nuveen Large Cap Growth Fund

The Fund’s Class A Shares at NAV outperformed both the Russell 1000® Growth Index and the comparative Lipper classification average during the six-month reporting period ended February 28, 2017.

The Nuveen Large Cap Growth Fund seeks long-term capital appreciation by investing primarily in stocks of well-run companies that exhibit above-average growth potential. The investment team selects securities using the same disciplined approach used with all of the Funds in the Large Cap Equity Series, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Growth Index, which are primarily large-cap growth-oriented companies, and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from Nuveen Asset Management’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest primarily in companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time.

During the reporting period, the Fund produced strong results due to solid stock selection and beneficial style tilts. Security selection was particularly favorable in the industrials, information technology and materials sectors. In terms of styles, the Fund’s performance was rewarded for overweight positions in stocks with lower price/earnings (P/E) ratios, stocks that exhibited more volatility and stocks with relatively smaller market caps within the large-cap universe.

NUVEEN	7

Portfolio Managers’ Comments (continued)

The top performing position in the Fund during the reporting period was steel producer Steel Dynamics Inc. from the materials sector. The company was already benefiting from tightened pricing in the steel industry because import volume has fallen 30% year-over-year. However, shares rallied sharply following Donald Trump’s victory because of his vow to spend a significant amount on U.S. infrastructure improvements, while also taking a tougher stance on imports, which should bode well for U.S. steel prices. The next two contributors were in the industrials sector, led by United Airlines’ parent company United Continental Holdings Inc., which saw its shares advance despite posting relatively in-line third-quarter results. Investors instead chose to focus on the company’s mid-November Investor Day where management outlined plans to improve profit margins, grow capacity at a prudent pace and maintain a strong balance sheet. Investors applauded the tone set at the Investor Day, causing United’s stock price to rise. Aerospace and defense company Boeing Company was also a standout for the Fund. Despite investors’ fears, Boeing’s shares reacted favorably after the company delivered a strong third-quarter report with earnings, revenues and cash flow generation exceeding expectations. In January 2017, Boeing’s shares surged following the company’s fourth-quarter earnings report, which showed that profits again beat analysts’ estimates.

Stock selection was challenging in the consumer discretionary sector, while an underweight position in information technology, the top performing sector in the index, was a headwind. A preference for stocks with more leverage, as measured by a higher debt/equity ratio, was also a drag on results.

The Fund’s two most significant detractors were found in the consumer discretionary sector. Shares of mattress manufacturer Tempur Sealy International Inc. sold off sharply in late September 2016 after the company reported third-quarter sales that were below expectations. Shares of Urban Outfitters Inc. also fell sharply during the reporting period after the specialty apparel and accessories retailer reported weak quarterly sales for the third quarter. In the health care sector, pharmaceutical and medical supplies distributor McKesson HBOC Inc. detracted during the reporting period. McKesson, along with other top pharmaceutical distribution companies, continued to be weighed down by political pressures surrounding the pharmaceutical supply chain and drug pricing concerns. Toward the end of October 2016, shares plunged after the company reported disappointing quarterly results that were shy of analysts’ consensus forecasts and downbeat future guidance.

Nuveen Concentrated Core Fund

The Fund’s Class A Shares at NAV outperformed both the Russell 1000® Index and the comparative Lipper classification average during the six-month reporting period ended February 28, 2017.

The Nuveen Concentrated Core Fund seeks long-term capital appreciation by investing in a highly concentrated portfolio of approximately 20 stocks of well-run companies that the investment team believes are attractive. The team selects securities using the same disciplined approach used with all of the Funds in the Large Cap Equity Series, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies, and use a multifactor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from Nuveen Asset Management’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest primarily in companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time.

During the reporting period, the Fund produced strong results due to solid stock selection and beneficial style tilts. Security selection was particularly favorable in the industrials, telecommunication services, information technology and consumer staples sectors. In terms of styles, the Fund’s performance was rewarded for overweight positions in stocks with lower price/earnings (P/E) ratios and stocks that exhibited more volatility. The Fund also benefited from a lack of exposure to real estate investment trusts (REITs), the weakest performing sector in the index during the reporting period.

The Fund’s top two performers were found in the industrials sector, led by a position in Delta Air Lines Inc. After a period of subpar traffic trends, Delta’s metrics and management guidance for the fourth quarter started to show improvement. This news, combined with lower fuel costs, better non-ticket revenue and positive traffic commentary post-election helped propel this attractively valued stock throughout the reporting period. Aerospace and defense company Boeing Company was also a standout for the Fund. Despite investors’ fears, Boeing’s shares reacted favorably after the company delivered a strong third-quarter report with earnings, revenues and cash flow generation exceeding expectations. In January 2017, Boeing’s shares surged following the company’s fourth-quarter

8	NUVEEN

earnings report, which showed that profits again beat analysts’ estimates. In the telecommunication sector, shares of major wireless network operator T-Mobile US Inc. performed well during the reporting period. The company’s third-quarter results topped investor expectations after T-Mobile continued to show growth in post-paid phone net additions and better-than-expected ARPU (average revenue per user), while also providing upbeat guidance for the coming quarters. In addition, the stock appeared to benefit after the election from the assumption that the regulatory environment would lead to future industry consolidation.

Although the Fund turned in favorable results during the reporting period, stock selection was challenging in the health care and consumer discretionary sectors. Sector allocation also detracted because of an overweight position in health care and an underweight in the top performing financial sector. In addition, we favored stocks with more currency sensitivity, which hurt performance because these stocks underperformed.

In the health care sector, pharmaceutical and medical supplies distributor McKesson HBOC Inc. detracted during the reporting period. McKesson, along with other top pharmaceutical distribution companies, continued to be weighed down by political pressures surrounding the pharmaceutical supply chain and drug pricing concerns. Toward the end of October 2016, shares plunged after the company reported disappointing quarterly results that were shy of analysts’ consensus forecasts and downbeat future guidance. In consumer discretionary, a position in big box discount retailer Target Corporation detracted after its shares were on a downward trajectory during the final three months of the reporting period. In January 2017, the company reported weaker-than-expected holiday sales, which its CEO attributed to “rapidly changing consumer behavior” as more shoppers shifted to online purchases and away from stores. Shares of biotechnology firm Gilead Sciences Inc. were under pressure throughout the reporting period after the company faced dismal news on multiple fronts. Sales of the company’s core hepatitis C drugs dropped by several billion dollars in 2016 and the trend has continued into 2017. Gilead lost a major legal battle in December when a federal jury ordered the company to pay Merck more than $2.5 billion in lost royalties related to one of its hepatitis C medicines, the largest patent infringement payout in U.S. history.

Nuveen Core Dividend Fund

The Fund’s Class A Shares at NAV underperformed both the Russell 1000® Index and the comparative Lipper classification average during the six-month reporting period ended February 28, 2017.

The Nuveen Core Dividend Fund seeks to provide total return from dividend income and long-term capital appreciation by investing primarily in dividend-paying equity securities. The investment team selects securities using the same disciplined approach used with all of the Funds in the Large Cap Equity Series, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from Nuveen Asset Management’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest primarily in companies that pay dividends, have the potential to increase their dividends, and that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time.

During the reporting period, the Fund underperformed mainly due to sector allocations, including an underweight position in financials, the top performing sector in the index, and an overweight in real estate investment trusts (REITs), the worst performing sector. Security selection was also weak in the consumer discretionary and financial sectors. A preference for stocks with more leverage, as measured by a higher debt/equity ratio, was also a drag on results.

The Fund’s leading detractor was its underweight position in Bank of America Corporation throughout the reporting period. The company’s shares surged following Donald Trump’s surprise presidential win after being under pressure earlier in 2016. Stocks in the financial sector, particularly the nation’s largest banks, reacted favorably since these initiatives would likely result in more economic growth, which will increase demand for loans and other financial services and higher inflation, which should translate into higher rates and wider profit margins from loans. In the health care sector, pharmaceutical and medical supplies distributor McKesson HBOC Inc. detracted during the reporting period. McKesson, along with other top pharmaceutical distribution companies, continued to be weighed down by political pressures surrounding the pharmaceutical supply chain and drug pricing concerns. Toward the end of October 2016, shares plunged after the company reported disappointing quarterly results that were shy of analysts’ consensus forecasts and downbeat future guidance. The Fund also saw weak results from Macerich Company, a REIT focused on mall ownership.

NUVEEN	9

Portfolio Managers’ Comments (continued)

The entire mall sector has come under pressure of late as investors question how these companies will fare due to recent weakness seen among brick and mortar retailers in the face of rising e-commerce competition. During the reporting period, mall-based retailer J.C. Penney announced plans to close up to 140 stores, while sales trends among some other prominent traditional retailers remained sluggish.

On the positive side, the Fund benefited from an underweight position and stock selection in the energy sector. The Fund was also rewarded from several successful style tilts, including overweight positions in stocks with lower price/earnings (P/E) ratios, stocks that exhibited more volatility and stocks with relatively smaller market caps within the large-cap universe.

The Fund’s leading contributor during the reporting period was a position in CoreCivic, Inc., formerly the Corrections Corporation of America until later October 2016. The company has previously been known for running for-profit prisons and detention centers, but rebranded during the reporting period as part of a multi-year strategy to become a broader government solutions provider. Prior to the election, investors were worried about pending federal contract renewals. However, after Donald Trump’s victory, investors bid up CoreCivic’s stock price because of significantly reduced risk for the company’s prison REIT business model. In the financial sector, a position in Assured Guaranty Limited was also beneficial. The company provides municipal bond insurance and financial guarantees for infrastructure and structured financings. Investors were pleasantly surprised by the company’s strong third-quarter results reported in November, which showed higher premiums, lower losses and a lower tax rate than expected. Aerospace and defense company Boeing Company was also a standout for the Fund. Despite investors’ fears, Boeing’s shares reacted favorably after the company delivered a strong third-quarter report with earnings, revenues and cash flow generation exceeding expectations. In January 2017, Boeing’s shares surged following the company’s fourth-quarter earnings report, which showed that profits again beat analysts’ estimates.

Nuveen Growth Fund

The Fund’s Class A Shares at NAV outperformed the comparative Lipper classification average, but underperformed the Russell 1000® Growth Index during the six-month reporting period ended February 28, 2017.

The Nuveen Growth Fund seeks long-term capital appreciation by investing primarily in stocks of well-run companies that exhibit above average growth potential combined with durable and stable earnings streams. The Fund may invest up to 25% of its net assets in non-U.S. equity securities. The team selects securities using the same disciplined approach used with all of the Funds in the Large Cap Equity Series, balancing fundamental analysis with quantitative techniques. We begin with the securities found in the Russell 1000® Growth Index, which are primarily large-cap growth-oriented companies and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from Nuveen Asset Management’s team of sector specific analysts, using our industry perspectives to select growth oriented holdings. Our goal is to invest primarily in companies that exhibit stable and consistent earnings growth, defendable competitive advantages, strong management and low dependence on capital markets. We believe that buying such companies at reasonable prices can provide above market returns over time.

During the reporting period, the Fund produced mixed results, outperforming its Lipper peer group, but falling short of the Russell benchmark. On the positive side, the Fund benefited from solid stock selection in the industrials and materials sectors. In terms of styles, the Fund’s performance was rewarded for overweight positions in stocks with lower price/earnings (P/E) ratios.

Regarding individual holdings, aerospace and defense company Boeing Company was a standout for the Fund. Despite investors’ fears, Boeing’s shares reacted favorably after the company delivered a strong third-quarter report with earnings, revenues and cash flow generation exceeding expectations. In January 2017, Boeing’s shares surged following the company’s fourth-quarter earnings report, which showed that profits again beat analysts’ estimates. Also, a position in Eagle Materials Inc., a building materials company focused on wallboard, concrete and other aggregates, performed well for the Fund during the reporting period. Following the November 2016 U.S. elections, Eagle Materials’ shares rose with the prospects of increased infrastructure spending and a potential bottoming for the oil and gas supplies segment. In addition, health insurance company Anthem Inc. performed well for the Fund during the reporting period. Prior to the U.S. elections, many health care stocks were under pressure as investors heard politicians talk tough about drug pricing and driving down overall health care costs. However, following the election, investors turned far more positive on the sector.

10	NUVEEN

The Fund underperformed the Russell benchmark mainly due to security selection in the consumer discretionary and information technology sectors. An underweight position in information technology, the top performing sector in the index, was also a headwind. In terms of styles, the Fund’s tilt away from stocks that exhibited more volatility hindered results.

In consumer staples, shares of Tyson Foods, Inc., the country’s largest processor and marketer of chicken, beef and pork, took a step back after strong performance earlier in 2016. The company reported disappointing quarterly earnings that fell significantly short of analysts’ estimates. In the health care sector, pharmaceutical and medical supplies distributor McKesson HBOC Inc. detracted during the reporting period. McKesson, along with other top pharmaceutical distribution companies, continued to be weighed down by political pressures surrounding the pharmaceutical supply chain and drug pricing concerns. Toward the end of October 2016, shares plunged after the company reported disappointing quarterly results that were shy of analysts’ consensus forecasts and downbeat future guidance. In consumer discretionary, shares of Urban Outfitters Inc. dropped sharply during the reporting period after the specialty apparel and accessories retailer reported weak quarterly sales for the third quarter.

Nuveen Large Cap Core Plus Fund

The Fund’s Class A Shares at NAV outperformed both the Russell 1000® Index and the comparative Lipper classification average during the six-month reporting period ended February 28, 2017.

The Nuveen Large Cap Core Plus Fund seeks long-term capital appreciation by investing in both long and short positions primarily of large-capitalization stocks from U.S. companies. The investment team selects securities using the same disciplined approach used with all of the Funds in the Large Cap Equity Series, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies, and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from Nuveen Asset Management’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest in long positions of companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time. At the same time, the management team will typically take short positions in companies that it expects to underperform. The team expects the Fund to maintain approximately 100% net long exposure to the equity market (long 130% market value versus short 30% market value); however, the long and short positions will vary in size as market conditions change.

During the reporting period, the Fund outperformed due to widespread strength among its stock selections, style tilts and sector weights. Security selection was strong among both long and short positions, particularly in the industrials, information technology, materials, telecommunication services and energy sectors. In terms of styles, the Fund’s performance was rewarded for overweight positions in stocks with lower price/earnings (P/E) ratios, stocks that exhibited more volatility and stocks with relatively smaller market caps within the large-cap universe. The Fund also benefited from an underweight position in real estate investment trusts (REITs) and a net short position in energy, two of the weaker performing sectors in the index during the reporting period.

In the materials sector, a long position in steel producer Steel Dynamics Inc. was a standout performer for the Fund. The company was already benefiting from improved pricing in the steel industry because imports have fallen 30% year-over-year. However, shares rallied sharply following Donald Trump’s victory because of his vow to spend a significant amount on U.S. infrastructure improvements, while also taking a tougher stance on imports, which should bode well for U.S. steel prices. Also, a long position in Apple, Inc. proved beneficial after shares hit an all-time high during the reporting period. While initial expectations were low for the iPhone 7 launch, news of stronger-than-expected sales in December 2016 and the corresponding higher margins on this product release had investors bidding up the stock.

In terms of successful short positions, shares of athletic apparel and footwear maker Under Armour, Inc. fell throughout the reporting period. Under Armour’s enviable growth trajectory began to lose some steam due to growing competition in the athletic apparel segment. Also, a short position in Acadia Healthcare Company Inc. proved beneficial during the reporting period. The company runs treatment facilities and programs for various mental health issues as well as drug and alcohol addiction. Acadia Healthcare’s management pre-announced disappointing third-quarter results, which showed revenue growth slowing in both the U.S. and U.K. markets. With regulatory approvals for new facilities taking longer than expected, investors took a step back for much of the reporting period and the stock price declined.

NUVEEN	11

Portfolio Managers’ Comments (continued)

The Fund turned in strong results during the reporting period but had a few detractors. Stock selection was somewhat challenging in the consumer discretionary and consumer staples sectors, while an underweight position in financials, the top performing sector in the index, was a headwind. A preference for stocks with more leverage, as measured by a higher debt/equity ratio, was also a drag on results.

In the consumer discretionary sector, a long position in Urban Outfitters Inc. detracted. Shares dropped sharply during the reporting period after the specialty apparel and accessories retailer reported weak quarterly sales for the third quarter. In the health care sector, pharmaceutical and medical supplies distributor McKesson HBOC Inc. detracted during the reporting period. McKesson, along with other top pharmaceutical distribution companies, continued to be weighed down by political pressures surrounding the pharmaceutical supply chain and drug pricing concerns. Toward the end of October 2016, shares plunged after the company reported disappointing quarterly results that were shy of analysts’ consensus forecasts and downbeat future guidance.

The Fund’s top detractor in its short portfolio was web streaming giant Netflix.com Inc., which saw its shares jump sharply in October 2016 after reporting blockbuster third-quarter earnings and significantly raising fourth-quarter guidance. A short position in Southern Copper Corporation, a mining company with operations in Peru, Mexico, Argentina, Chile and Ecuador, detracted after copper prices rose throughout the reporting period. Prices have been pushed higher by production issues at the world’s two largest copper mines, which have raised concerns about supply.

Nuveen Equity Long/Short Fund

The Fund’s Class A Shares at NAV outperformed both the Russell 1000® Index and the comparative Lipper classification average during the six-month reporting period ended February 28, 2017.

The Nuveen Equity Long/Short Fund seeks long-term capital appreciation with moderate correlation to the U.S. equity market by investing in long and short positions primarily of large-capitalization stocks from U.S. companies. The team selects securities using the same disciplined approach used with all of the Funds in the Large Cap Equity Series, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from Nuveen Asset Management’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest in long positions of companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time. At the same time, the management team will typically take short positions in companies that it expects to underperform. The team expects the Fund to maintain a net long exposure to the equity market (long market value minus short market value) that is greater than the zero percent exposure of a “market neutral” fund, but less than the 100% exposure provided by a fund that invests only in long positions. The goal of this strategy is to allow the Fund to benefit from a rising market, although to a lesser extent than a “long-only” fund, while maintaining some protection in a falling market with the Fund’s short positions, which are selected based on the management team’s belief that they will trail the broader market.

During the reporting period, the Fund outperformed due to widespread strength among its stock selections and style tilts. Security selection was strong among both long and short positions, particularly in the industrials, information technology, health care, financials, telecommunication services and energy sectors. In terms of styles, the Fund’s performance was rewarded for overweight positions in stocks with lower price/earnings (P/E) ratios, stocks that exhibited more volatility and stocks with relatively smaller market caps within the large-cap universe. The Fund also benefited from a net short position in real estate investment trusts (REITs), the weakest performing sector in the index during the reporting period.

The Fund benefited from a long position in United Rentals Inc., which rents out equipment such as forklifts, trucks and diggers for a wide variety of construction projects. Shares advanced strongly during the reporting period based on a combination of post-election hopes for increased infrastructure spending and the company’s solid fourth-quarter earnings. Also, a long position in SLM Corporation, commonly referred to as Sallie Mae, proved beneficial during the reporting period. The company’s primary businesses include originating, servicing and collecting education loans and providing college savings tools. Following the November 2016 elections, shares soared as investors pinned their hopes on the belief that the Trump administration will likely establish a friendlier regulatory environment for student lenders.

12	NUVEEN

In terms of successful short positions, shares of athletic apparel and footwear maker Under Armour Inc. fell throughout the reporting period. Under Armour’s enviable growth trajectory began to lose some steam due to growing competition in the athletic apparel segment. Also, a short position in Acadia Healthcare Company Inc. proved beneficial during the reporting period. The company runs treatment facilities and programs for various mental health issues as well as drug and alcohol addiction. Acadia Healthcare’s management pre-announced disappointing third-quarter results, which showed revenue growth slowing in both the U.S. and U.K. markets. With regulatory approvals for new facilities taking longer than expected, investors took a step back for much of the reporting period and the stock price declined.

The Fund’s two most significant underperformers in its long portfolio were found in the consumer discretionary sector. After surging through mid-September 2016, shares of mattress manufacturer Tempur Sealy International Inc. sold off sharply in late September after the company reported third-quarter sales that were below expectations. Shares of Urban Outfitters Inc. also fell sharply during the reporting period after the specialty apparel and accessories retailer reported weak quarterly sales for the third quarter.

The Fund’s top detractor in its short portfolio was Southern Copper Corporation, a mining company with operations in Peru, Mexico, Argentina, Chile and Ecuador, which benefited from rising copper prices throughout the reporting period. Prices have been pushed higher by production issues at the world’s two largest copper mines, which have raised concerns about supply. A short position in web streaming giant Netflix Inc. also detracted. Shares jumped sharply in October after the company reported blockbuster third-quarter earnings and significantly raised fourth-quarter guidance.

Nuveen Equity Market Neutral Fund

The Fund’s Class A Shares at NAV outperformed both the BofA/Merrill Lynch 3-Month Treasury Bill Index and the comparative Lipper classification average during the six-month reporting period ended February 28, 2017.

The Nuveen Equity Market Neutral Fund seeks long-term capital appreciation independent of the equity market’s direction by investing in long and short positions primarily of large-capitalization stocks from U.S. companies. The team selects securities using the same disciplined approach used with all of the Funds in the Large Cap Equity Series, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies, and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from Nuveen Asset Management’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest in long positions of companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time. At the same time, the management team will typically take short positions in companies that it expects to underperform. The goal of this strategy is that, over time, the stock market exposure of the combined long and short positions will be minimized, producing a net return due primarily to stock selection, rather than stock market movements. Over longer periods of time, the Fund’s net exposure could fluctuate between net long 40% and net short 20%; however, under somewhat normal conditions, the Fund will carry a net long exposure slightly above zero percent (long market value versus short market value).

During the reporting period, the Fund outperformed due to widespread strength among positions in its long portfolio, particularly in the industrials, information technology, energy, materials, health care, financials and telecommunication services sectors. In terms of styles, the Fund’s performance was rewarded for overweight positions in stocks with lower price/earnings (P/E) ratios and stocks that exhibited more volatility.

In the energy sector, a long position in oil and gas exploration and production company Whiting Petroleum Corporation was a standout performer for the Fund. After struggling for most of the summer, shares of Whiting Petroleum advanced strongly during the reporting period. The company started to show some positive momentum in production growth in its high quality Bakken shale wells. This improvement, coupled with an agreement by the Organization of the Petroleum Exporting Countries (OPEC) to curtail production for the first time in eight years, led to much improved sentiment toward Whiting Petroleum and many other energy related stocks. In the materials sector, a long position in steel producer Steel Dynamics Inc. proved beneficial for the Fund. The company was already benefiting from tightened pricing in the steel industry because import volume has fallen 30% year-over-year. However, shares rallied sharply following Donald Trump’s victory because of his vow to spend a significant amount on U.S. infrastructure improvements, while also taking a tougher stance on imports, which should bode well for U.S. steel prices.

NUVEEN	13

Portfolio Managers’ Comments (continued)

In terms of successful short positions, shares of athletic apparel and footwear maker Under Armour Inc. fell throughout the reporting period. Under Armour’s enviable growth trajectory began to lose some steam due to growing competition in the athletic apparel segment. Also, a short position in Acadia Healthcare Company Inc. proved beneficial during the reporting period. The company runs treatment facilities and programs for various mental health issues as well as drug and alcohol addiction. Acadia Healthcare’s management pre-announced disappointing third-quarter results, which showed revenue growth slowing in both the U.S. and U.K. markets. With regulatory approvals for new facilities taking longer than expected, investors took a step back for much of the reporting period and the stock price declined.

The Fund turned in strong results during the reporting period but had a few detractors of note. Stock selection was challenging in its short portfolio, particularly in the consumer staples, consumer discretionary and utilities sectors.

The Fund’s top detractor in its short portfolio was Southern Copper Corporation, a mining company with operations in Peru, Mexico, Argentina, Chile and Ecuador, which benefited from rising copper prices throughout the reporting period. Prices have been pushed higher by production issues at the world’s two largest copper mines, which have raised concerns about supply. A short position in web-streaming giant Netflix Inc. also detracted. Shares jumped sharply in October after the company reported blockbuster third-quarter earnings and significantly raised fourth-quarter guidance.

The two most significant detractors among the Fund’s long positions were found in the consumer discretionary sector. After surging through mid-September, shares of mattress manufacturer Tempur Sealy International Inc. sold off sharply in late September after the company reported third-quarter sales that were below expectations. Also, the Fund’s results were hindered by a long position in media holding company Gannett Company, Inc., the largest U.S. newspaper publisher as measured by total daily circulation, including small- and mid-market daily papers in more than 30 states and its flagship USA Today publication. During the reporting period, Gannett’s shares reacted negatively to reports that the company was preparing a higher takeover bid for Tronc, the publisher of the Los Angeles Times and Chicago Tribune previously known as Tribune Publishing, financing for the Tronc takeover eventually fell through in November 2016 and shares dropped precipitously.

14	NUVEEN

Risk Considerations

Nuveen Large Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as futures contract, large cap stock, and value stock risks, are described in detail in the Fund’s prospectus.

Nuveen Large Cap Core Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved, including income from dividends. The value of equity securities may decline significantly over short or extended periods of time. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as futures contract and large cap stock risks, are included in the Fund’s prospectus.

Nuveen Large Cap Growth Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as futures contract, growth stock, and large cap stock risks, are described in detail in the Fund’s prospectus.

Nuveen Concentrated Core Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. The value of equity securities may decline significantly over short or extended periods of time. The Fund is non-diversified, meaning it may invest a larger portion of its assets in the securities of a limited number of issuers and may be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as futures contract and large cap stock risks, are included in the Fund’s prospectus.

Nuveen Core Dividend Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved, including income from dividends. The value of equity securities may decline significantly over short or extended periods of time. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as futures contract and large cap stock risks, are included in the Fund’s prospectus.

Nuveen Growth Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as currency, growth stock, large cap stock, and non-U.S. investment risks, are described in detail in the Fund’s prospectus.

NUVEEN	15

Risk Considerations (continued)

Nuveen Large Cap Core Plus Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may change significantly over short or extended periods of time. The Fund sells securities that it has borrowed but does not own (“short sales”), which is a speculative technique. The Fund will suffer a loss when the price of a security that it holds long decreases or the price of a security that it has sold short increases. Losses on short sales arise from increases in the value of the security sold short, and therefore are theoretically unlimited. Because the Fund invests in both long and short equity positions, the Fund has overall exposure to changes in value of equity securities that is far greater than its net asset value. This may magnify gains and losses and increase the volatility of the Fund’s returns. In addition, the use of short sales will increase the Fund’s expenses. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as frequent trading, futures contract and large cap stock risks, are included in the Fund’s prospectus.

Nuveen Equity Long/Short Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may change significantly over short or extended periods of time. The Fund sells securities that it has borrowed but does not own (“short sales”), which is a speculative technique. The Fund will suffer a loss when the price of a security that it holds long decreases or the price of a security that it has sold short increases. Losses on short sales arise from increases in the value of the security sold short, and therefore are theoretically unlimited. Because the Fund invests in both long and short equity positions, the Fund has overall exposure to changes in value of equity securities that is far greater than its net asset value. This may magnify gains and losses and increase the volatility of the Fund’s returns. In addition, the use of short sales will increase the Fund’s expenses. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as frequent trading, futures contract, and large cap stock risks, are included in the Fund’s prospectus.

Nuveen Equity Market Neutral Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may change significantly over short or extended periods of time. The Fund sells securities that it has borrowed but does not own (“short sales”), which is a speculative technique. The Fund will suffer a loss when the price of a security that it holds long decreases or the price of a security that it has sold short increases. Because the Fund attempts to generate returns that are primarily due to stock selection (long and short), rather than the returns of the stock market, performance will be more dependent on the portfolio manager acumen than is the case for other equity funds. Losses on short sales arise from increases in the value of the security sold short, and therefore are theoretically unlimited. Because the Fund invests in both long and short equity positions, the Fund has overall exposure to changes in value of equity securities that is far greater than its net asset value. This may magnify gains and losses and increase the volatility of the Fund’s returns. In addition, the use of short sales will increase the Fund’s expenses. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as frequent trading, futures contract and large cap stock risks, are included in the Fund’s prospectus.

16	NUVEEN

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

NUVEEN	17

Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of February 28, 2017

	Cumulative	Average Annual
	6-Months	1-Year	5-Year	10-Year
Class A Shares at NAV	15.05%	32.54%	13.05%	6.60%
Class A Shares at maximum Offering Price	8.42%	24.94%	11.72%	5.97%
Russell 1000® Value Index	11.07%	29.13%	14.02%	6.20%
Lipper Multi-Cap Value Funds Classification Average	11.79%	28.29%	12.29%	5.78%

Class C Shares	14.65%	31.55%	12.22%	5.81%
Class I Shares	15.17%	32.81%	13.34%	6.86%

	Cumulative	Average Annual
	6-Months	1-Year	5-Year	Since Inception
Class R3 Shares	14.93%	32.22%	12.77%	8.15%

	Cumulative	Cumulative
	6-Months	Since Inception
Class R6 Shares	15.27%	21.76%

Average Annual Total Returns as of March 31, 2017 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	12.29%	19.24%	12.01%	6.16%
Class A Shares at maximum Offering Price	5.84%	12.39%	10.69%	5.53%
Class C Shares	11.88%	18.40%	11.17%	5.37%
Class I Shares	12.47%	19.55%	12.29%	6.42%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class R3 Shares	12.15%	18.94%	11.73%	7.81%

	Cumulative	Cumulative
	6-Month	Since Inception
Class R6 Shares	12.51%	19.32%

Since inception returns for Class R3 Shares and Class R6 Shares are from 8/04/08 and 6/30/16, respectively. Performance prior to June 24, 2013, reflects the Fund’s performance under the management of multiple sub-advisers using investment strategies that differed significantly from those currently in place. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

18	NUVEEN

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Expense Ratios	1.04%	1.79%	1.29%	0.73%	0.79%

Class R6 Shares were established on June 30, 2016. Accordingly, other expenses are estimated for the current fiscal year.

NUVEEN	19

Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Core Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of February 28, 2017

	Cumulative	Average Annual
	6-Months	1-Year	Since Inception
Class A Shares at NAV	12.46%	24.94%	13.85%
Class A Shares at maximum Offering Price	6.00%	17.76%	12.04%
Russell 1000® Index	10.10%	25.53%	12.69%
Lipper Multi-Cap Core Funds Classification Average	9.43%	23.46%	10.58%

Class C Shares	12.02%	24.04%	12.99%
Class I Shares	12.55%	25.21%	14.11%

	Cumulative	Cumulative
	6-Months	Since Inception
Class R6 Shares	12.63%	19.80%

Average Annual Total Returns as of March 31, 2017 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	11.17%	16.15%	13.23%
Class A Shares at maximum Offering Price	4.78%	9.47%	11.47%
Class C Shares	10.77%	15.31%	12.39%
Class I Shares	11.33%	16.48%	13.51%

	Cumulative	Cumulative
	6-Month	Since Inception
Class R6 Shares	11.37%	18.76%

Since inception returns for Class A, Class C and Class I Shares are from 6/17/13. Since inception returns for Class R6 Shares are from 6/30/16. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

20	NUVEEN

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios	1.07%	1.82%	0.76%	0.82%
Net Expense Ratios	1.01%	1.76%	0.70%	0.76%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through December 31, 2018, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.80% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. Class R6 Shares were established on June 30, 2016. Accordingly, other expenses are estimated for the current fiscal year.

NUVEEN	21

Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of February 28, 2017

	Cumulative	Average Annual
	6-Months	1-Year	Since Inception
Class A Shares at NAV	11.80%	22.90%	13.25%
Class A Shares at maximum Offering Price	5.37%	15.84%	11.45%
Russell 1000® Growth Index	9.15%	22.15%	13.71%
Lipper Multi-Cap Core Funds Classification Average	9.43%	23.46%	10.58%

Class C Shares	11.39%	21.97%	12.41%
Class I Shares	11.96%	23.22%	13.53%

	Cumulative	Cumulative
	6-Months	Since Inception
Class R6 Shares	11.97%	18.71%

Average Annual Total Returns as of March 31, 2017 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	11.13%	16.13%	12.88%
Class A Shares at maximum Offering Price	4.74%	9.45%	11.13%
Class C Shares	10.71%	15.22%	12.03%
Class I Shares	11.29%	16.38%	13.15%

	Cumulative	Cumulative
	6-Month	Since Inception
Class R6 Shares	11.30%	18.50%

Since inception returns for Class A, Class C and Class I Shares are from 6/17/13. Since inception returns for Class R6 Shares are from 6/30/16. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

22	NUVEEN

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios	1.17%	1.93%	0.84%	0.93%
Net Expense Ratios	1.02%	1.77%	0.68%	0.77%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through December 31, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.81% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. Class R6 Shares were established on June 30, 2016. Accordingly, other expenses are estimated for the current fiscal year.

NUVEEN	23

Fund Performance and Expense Ratios (continued)

Nuveen Concentrated Core Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of February 28, 2017

	Cumulative	Average Annual
	6-Months	1-Year	Since Inception
Class A Shares at NAV	11.59%	20.75%	12.20%
Class A Shares at maximum Offering Price	5.18%	13.81%	10.42%
Russell 1000® Index	10.10%	25.53%	12.69%
Lipper Large-Cap Core Funds Classification Average	9.33%	23.17%	10.88%

Class C Shares	11.18%	19.87%	11.36%
Class I Shares	11.68%	21.03%	12.46%

	Cumulative	Cumulative
	6-Months	Since Inception
Class R6 Shares	11.75%	15.30%

Average Annual Total Returns as of March 31, 2017 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	10.66%	12.00%	11.50%
Class A Shares at maximum Offering Price	4.29%	5.56%	9.77%
Class C Shares	10.24%	11.16%	10.66%
Class I Shares	10.78%	12.26%	11.76%

	Cumulative	Cumulative
	6-Month	Since Inception
Class R6 Shares	10.81%	13.75%

Since inception returns for Class A, Class C and Class I Shares are from 6/17/13. Since inception returns for Class R6 Shares are from 6/30/16. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

24	NUVEEN

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios	1.23%	1.98%	0.86%	0.97%
Net Expense Ratios	1.07%	1.82%	0.71%	0.82%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through December 31, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.86% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. Class R6 Shares were established on June 30, 2016. Accordingly, other expenses are estimated for the current fiscal year.

NUVEEN	25

Fund Performance and Expense Ratios (continued)

Nuveen Core Dividend Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of February 28, 2017

	Cumulative	Average Annual
	6-Months	1-Year	Since Inception
Class A Shares at NAV	7.90%	20.08%	10.95%
Class A Shares at maximum Offering Price	1.70%	13.18%	9.19%
Russell 1000® Index	10.10%	25.53%	12.69%
Lipper Equity Income Funds Classification Average	8.54%	22.88%	9.41%

Class C Shares	7.52%	19.15%	10.11%
Class I Shares	8.08%	20.37%	11.22%

Average Annual Total Returns as of March 31, 2017 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	7.17%	10.43%	10.54%
Class A Shares at maximum Offering Price	1.01%	4.08%	8.82%
Class C Shares	6.74%	9.58%	9.70%
Class I Shares	7.35%	10.75%	10.81%

Since inception returns are from 6/17/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.29%	2.04%	1.04%
Net Expense Ratios	1.02%	1.77%	0.77%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through December 31, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.81% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

26	NUVEEN

Fund Performance and Expense Ratios (continued)

Nuveen Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of February 28, 2017

	Cumulative	Average Annual
	6-Months	1-Year	5-Year	10-Year
Class A Shares at NAV	7.62%	18.76%	11.74%	6.33%
Class A Shares at maximum Offering Price	1.43%	11.93%	10.43%	5.70%
Russell 1000® Growth Index	9.15%	22.15%	13.79%	9.07%
Lipper Large-Cap Growth Funds Classification Average	7.35%	19.85%	12.15%	7.89%

Class C Shares	7.21%	17.85%	10.92%	5.53%
Class I Shares	7.72%	19.03%	12.03%	6.60%

	Cumulative	Average Annual
	6-Months	1-Year	5-Year	Since Inception
Class R3 Shares	7.50%	18.45%	11.47%	15.50%

Average Annual Total Returns as of March 31, 2017 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	7.34%	11.11%	11.13%	6.23%
Class A Shares at maximum Offering Price	1.16%	4.71%	9.82%	5.61%
Class C Shares	6.95%	10.28%	10.31%	5.44%
Class I Shares	7.49%	11.35%	11.41%	6.50%

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class R3 Shares	7.22%	10.81%	10.86%	15.25%

Since inception returns for Class R3 Shares are from 3/03/09. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

NUVEEN	27

Fund Performance and Expense Ratios (continued)

Nuveen Growth Fund

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.31%	2.06%	1.56%	1.06%
Net Expense Ratios	1.02%	1.77%	1.27%	0.77%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through December 31, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.81% (1.40% after December 31, 2018) of the average daily net assets of any class of Fund shares. The expense limitation expiring December 31, 2018 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

28	NUVEEN

Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Core Plus Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of February 28, 2017

	Cumulative	Average Annual
	6-Months	1-Year	Since Inception
Class A Shares at NAV	13.91%	24.00%	13.43%
Class A Shares at maximum Offering Price	7.36%	16.87%	11.63%
Russell 1000® Index	10.10%	25.53%	12.69%
Lipper Alternative Active Extension Funds Classification Average	10.96%	22.75%	12.05%

Class C Shares	13.49%	23.07%	12.60%
Class I Shares	14.04%	24.32%	13.72%

Average Annual Total Returns as of March 31, 2017 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	12.20%	15.03%	12.72%
Class A Shares at maximum Offering Price	5.75%	8.41%	10.97%
Class C Shares	11.80%	14.12%	11.90%
Class I Shares	12.37%	15.28%	13.01%

Since inception returns are from 6/17/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	2.51%	3.25%	2.24%
Net Expense Ratios	2.29%	3.04%	2.03%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through December 31, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short, and extraordinary expenses) do not exceed 1.25% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

NUVEEN	29

Fund Performance and Expense Ratios (continued)

Nuveen Equity Long/Short Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of February 28, 2017

	Cumulative	Average Annual
	6-Months	1-Year	5-Year	Since Inception
Class A Shares at NAV	13.80%	20.57%	9.19%	10.57%
Class A Shares at maximum Offering Price	7.25%	13.63%	7.90%	9.77%
Russell 1000® Index	10.10%	25.53%	13.94%	15.45%
Lipper Alternative Long/Short Equity Funds Classification Average	4.83%	10.00%	4.73%	6.91%

Class C Shares	13.35%	19.65%	8.36%	9.74%
Class I Shares	13.95%	20.89%	9.46%	10.85%

Average Annual Total Returns as of March 31, 2017 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	13.10%	14.36%	8.59%	10.43%
Class A Shares at maximum Offering Price	6.59%	7.77%	7.31%	9.64%
Class C Shares	12.68%	13.50%	7.77%	9.60%
Class I Shares	13.26%	14.67%	8.87%	10.71%

Since inception returns are from 12/30/08. Performance prior to March 1, 2013, reflects the Fund’s performance under the management of a sub-adviser using investment strategies that differed significantly from those currently in place. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	3.78%	4.53%	3.52%
Net Expense Ratios	3.58%	4.34%	3.33%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through December 31, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short and extraordinary expenses) do not exceed 1.40% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

30	NUVEEN

Fund Performance and Expense Ratios (continued)

Nuveen Equity Market Neutral Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of February 28, 2017

	Cumulative	Average Annual
	6-Months	1-Year	Since Inception
Class A Shares at NAV	5.73%	4.00%	4.50%
Class A Shares at maximum Offering Price	(0.35)%	(1.98)%	2.85%
BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index	0.22%	0.39%	0.15%
Lipper Alternative Equity Market Neutral Funds Classification Average	2.10%	1.50%	1.56%

Class C Shares	5.30%	3.20%	3.73%
Class I Shares	5.87%	4.29%	4.77%

Average Annual Total Returns as of March 31, 2017 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	5.24%	1.61%	4.16%
Class A Shares at maximum Offering Price	(0.81)%	(4.23)%	2.54%
Class C Shares	4.85%	0.92%	3.40%
Class I Shares	5.34%	1.87%	4.42%

Since inception returns are from 6/17/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	3.29%	4.06%	3.06%
Net Expense Ratios	3.10%	3.87%	2.87%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through December 31, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short and extraordinary expenses) do not exceed 1.40% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

NUVEEN	31

Holding

Summaries as of February 28, 2017

This data relates to the securities held in each Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nuveen Large Cap Value Fund

Fund Allocation

(% of net assets)

Common Stocks	99.7%
Repurchase Agreements	0.3%
Other Assets Less Liabilities	0.0%
Net Assets	100%

Portfolio Composition

(% of net assets)

Banks	13.5%
Capital Markets	7.3%
Health Care Providers & Services	5.8%
Machinery	5.6%
Technology Hardware, Storage & Peripherals	4.6%
Food & Staples Retailing	4.6%
Specialty Retail	3.9%
Airlines	3.4%
Metals & Mining	3.1%
Multiline Retail	2.9%
Automobiles	2.9%
Communication Equipment	2.5%
Consumer Finance	2.4%
Energy Equipment & Services	2.4%
Diversified Telecommunication Services	2.3%
Wireless Telecommunication Services	2.3%
Aerospace & Defense	2.1%
Electronic Equipment & Instruments	2.0%
Construction & Engineering	2.0%
Hotels, Restaurants & Leisure	1.8%
Insurance	1.8%
Mortgage Real Estate Investments Trusts	1.6%
Other	18.9%
Repurchase Agreements	0.3%
Other Assets Less Liabilities	0.0%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

JPMorgan Chase & Co.	3.9%
Bank of America Corporation	3.3%
Cisco Systems, Inc.	2.5%
Wal-Mart Stores, Inc.	2.0%
Goldman Sachs Group, Inc.	1.9%

32	NUVEEN

Nuveen Large Cap Core Fund

Fund Allocation

(% of net assets)

Common Stocks	99.8%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Portfolio Composition

(% of net assets)

Specialty Retail	7.3%
Health Care Providers & Services	6.8%
Technology Hardware, Storage & Peripherals	6.4%
Capital Markets	5.8%
Biotechnology	5.7%
Banks	4.8%
Hotels, Restaurants & Leisure	4.5%
Software	4.1%
Food & Staples Retailing	3.9%
Airlines	3.1%
Media	2.9%
Multiline Retail	2.6%
Communications Equipment	2.5%
IT Services	2.5%
Aerospace & Defense	2.4%
Automobiles	2.4%
Wireless Telecommunication Services	2.3%
Machinery	2.3%
Metals & Mining	2.1%
Electronic Equipment, Instruments & Components	2.0%
Auto Components	2.0%
Construction & Engineering	1.8%
Other	19.5%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Apple, Inc.	4.3%
Bank of America Corporation	2.1%
Cisco Systems, Inc.	1.6%
Amgen Inc.	1.6%
MasterCard, Inc.	1.5%

NUVEEN	33

Holding Summaries as of February 28, 2017 (continued)

Nuveen Large Cap Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	99.6%
Other Assets Less Liabilities	0.4%
Net Assets	100%

Portfolio Composition

(% of net assets)

Software	8.7%
Health Care Providers & Services	8.5%
Media	8.0%
Technology Hardware, Storage & Peripherals	7.9%
Biotechnology	7.5%
Specialty Retail	7.4%
Hotels, Restaurants & Leisure	6.1%
Aerospace & Defense	5.2%
IT Services	3.5%
Multiline Retail	3.3%
Internet Software & Services	3.1%
Capital Markets	3.1%
Food & Staples Retailing	2.8%
Airlines	2.1%
Auto Components	2.1%
Diversified Telecommunication Services	1.3%
Other	19.0%
Other Assets Less Liabilities	0.4%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Apple, Inc.	6.9%
Microsoft Corporation	3.3%
Alphabet Inc., Class A	2.4%
Home Depot, Inc.	2.4%
UnitedHealth Group Incorporated	2.4%

34	NUVEEN

Nuveen Concentrated Core Fund

Fund Allocation

(% of net assets)

Common Stocks	99.0%
Other Assets Less Liabilities	1.0%
Net Assets	100%

Portfolio Composition

(% of net assets)

Biotechnology	15.3%
Health Care Providers & Services	10.6%
Technology Hardware, Storage & Peripherals	10.4%
Media	10.2%
Wireless Telecommunication Services	10.0%
Banks	5.5%
Software	5.3%
Food & Staples Retailing	5.3%
Aerospace & Defense	5.3%
Automobiles	5.0%
Hotels, Restaurants & Leisure	5.0%
IT Services	5.0%
Other	6.1%
Other Assets Less Liabilities	1.0%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Bank of America Corporation	5.5%
Biogen Inc.	5.4%
HP Inc.	5.4%
McKesson HBOC Inc.	5.4%
VMware Inc.	5.3%

NUVEEN	35

Holding Summaries as of February 28, 2017 (continued)

Nuveen Core Dividend Fund

Fund Allocation

(% of net assets)

Common Stocks	99.8%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Portfolio Composition

(% of net assets)

Equity Real Estate Investment Trusts	11.1%
Capital Markets	8.4%
Health Care Providers & Services	6.4%
Technology Hardware, Storage & Peripherals	5.8%
Media	5.6%
Hotels, Restaurants & Leisure	4.7%
Food & Staples Retailing	4.6%
Biotechnology	4.5%
Specialty Retail	4.1%
Airlines	3.3%
Software	3.1%
Machinery	3.0%
Containers & Packaging	3.0%
IT Services	2.5%
Multiline Retail	2.5%
Metals & Mining	2.5%
Automobiles	2.4%
Mortgage Real Estate Investment Trusts	2.1%
Communications Equipment	1.8%
Other	18.4%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Apple, Inc.	4.4%
Microsoft Corporation	3.1%
Cisco Systems, Inc.	1.8%
Home Depot, Inc.	1.8%
UnitedHealth Group Incorporated	1.7%

36	NUVEEN

Nuveen Growth Fund

Fund Allocation

(% of net assets)

Common Stocks	99.6%
Other Assets Less Liabilities	0.4%
Net Assets	100%

Portfolio Composition

(% of net assets)

Health Care Providers & Services	14.4%
IT Services	9.7%
Specialty Retail	8.9%
Media	8.4%
Biotechnology	6.7%
Beverages	5.9%
Software	5.9%
Hotels, Restaurants & Leisure	5.8%
Technology Hardware, Storage & Peripherals	5.0%
Aerospace & Defense	4.3%
Food & Staples Retailing	4.0%
Internet Software & Services	3.7%
Other	16.9%
Other Assets Less Liabilities	0.4%
Net Assets	100%

Top Five Common Stock Holdings

(% of net assets)

Apple, Inc.	5.0%
Home Depot, Inc.	4.7%
MasterCard, Inc.	4.0%
UnitedHealth Group Incorporated	3.9%
Alphabet Inc., Class A	3.7%

NUVEEN	37

Holding Summaries as of February 28, 2017 (continued)

Nuveen Large Cap Core Plus Fund

Fund Allocation

(% of net assets)

Long-Term Investments
Common Stocks	130.0%
Total Long Exposure	130.0%
Securities Sold Short
Common Stocks	(30.2)%
Total Short Exposure	(30.2)%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Top Five Holdings

(Long Exposure)

(% of net assets)

Apple, Inc.	5.7%
Bank of America Corporation	2.8%
Cisco Systems, Inc.	2.3%
Amgen Inc.	2.1%
Home Depot, Inc.	2.1%

Top Five Holdings

(Short Exposure)

(% of net assets)

Mohawk Industries Inc.	(0.3)%
PG&E Corporation	(0.3)%
DENTSPLY SIRONA Inc.	(0.3)%
American Water Works Company	(0.3)%
Dominion Resources, Inc.	(0.3)%

Portfolio Composition –

Long Exposure

(% of net assets)

Health Care Providers & Services	9.2%
Specialty Retail	9.0%
Technology Hardware, Storage & Peripherals	8.5%
Biotechnology	7.7%
Capital Markets	7.2%
Banks	5.9%
Software	5.6%
Food & Staples Retailing	5.4%
Hotels, Restaurants & Leisure	5.4%
Media	4.5%
Airlines	4.1%
Electronic Equipment, Instruments & Components	3.8%
Multiline Retail	3.6%
Communications Equipment	3.6%
IT Services	3.2%
Automobiles	3.2%
Aerospace & Defense	2.9%
Machinery	2.8%
Wireless Telecommunication Services	2.7%
Auto Components	2.6%
Construction & Engineering	2.5%
Diversified Telecommunication Services	2.4%
Metals & Mining	2.2%
Energy Equipment & Services	1.9%
Internet Software & Services	1.8%
Other	18.3%
Total	130.0%

Portfolio Composition –

Short Exposure

(% of net assets)

Oil, Gas & Consumable Fuels	(3.8)%
Chemicals	(1.6)%
Beverages	(1.6)%
Food Products	(1.5)%
Health Care Equipment & Supplies	(1.4)%
Electric Utilities	(1.3)%
Software	(1.2)%
Specialty Retail	(1.0)%
Household Durables	(1.0)%
Multi-Utilities	(0.9)%
Household Products	(0.9)%
Insurance	(0.9)%
Internet and Direct Marketing Retail	(0.9)%
Energy Equipment & Services	(0.9)%
Pharmaceuticals	(0.8)%
Other	(10.5)%
Total	(30.2)%

38	NUVEEN

Nuveen Equity Long/Short Fund

Fund Allocation

(% of net assets)

Long-Term Investments
Common Stocks	148.2%
Total Long Exposure	148.2%
Repurchase Agreements	0.4%
Total Investments	148.6%
Securities Sold Short
Common Stocks	(79.5)%
Total Short Exposure	(79.5)%
Other Assets Less Liabilities	30.9%
Net Assets	100%

Top Five Holdings

(Long Exposure)

(% of net assets)

Apple, Inc.	3.4%
Microsoft Corporation	2.7%
JPMorgan Chase & Co.	2.2%
Bank of America Corporation	1.9%
AT&T Inc.	1.8%

Top Five Holdings

(Short Exposure)

(% of net assets)

DENTSPLY SIRONA Inc.	(0.8)%
American Water Works Company	(0.8)%
Aqua America Inc.	(0.8)%
SS&C Technologies Holdings Inc.	(0.8)%
PG&E Corporation	(0.8)%

Portfolio Composition –

Long Exposure

(% of net assets)

Banks	9.3%
Health Care Providers & Services	8.9%
Biotechnology	7.9%
Software	7.4%
Machinery	7.1%
Media	6.7%
Specialty Retail	6.7%
Food & Staples Retailing	6.0%
Technology Hardware, Storage & Peripherals	5.9%
Hotels, Restaurants & Leisure	5.8%
Chemicals	4.8%
Insurance	4.2%
Communications Equipment	4.1%
Equity Real Estate Investment Trusts	4.0%
Capital Markets	3.7%
Containers & Packaging	3.7%
Trading Companies & Distributors	3.6%
Food Products	3.4%
Oil, Gas & Consumable Fuels	3.1%
IT Services	2.9%
Aerospace & Defense	2.8%
Energy Equipment & Services	2.4%
Wireless Telecommunication Services	2.4%
Semiconductors & Semiconductor Equipment	2.3%
Metals & Mining	2.3%
Diversified Telecommunication Services	2.2%
Construction & Engineering	2.2%
Airlines	2.2%
Electric Utilities	1.9%
Other	18.3%
Total	148.2%

Portfolio Composition –

Short Exposure

(% of net assets)

Oil, Gas & Consumable Fuels	(6.9)%
Chemicals	(5.3)%
Software	(5.0)%
Equity Real Estate Investment Trusts	(3.6)%
Food Products	(3.5)%
Textiles, Apparel & Luxury Goods	(3.3)%
Specialty Retail	(3.2)%
Health Care Equipment & Supplies	(3.1)%
Insurance	(3.0)%
Electric Utilities	(2.9)%
Beverages	(2.4)%
Internet & Catalog Retail	(2.3)%
Energy Equipment & Services	(2.1)%
Capital Markets	(2.0)%
Water Utilities	(1.7)%
Multi-Utilities	(1.6)%
Biotechnology	(1.6)%
Personal Products	(1.4)%
Internet Software & Services	(1.4)%
Household Products	(1.4)%
Pharmaceuticals	(1.4)%
Life Sciences Tools & Services	(1.4)%
Other	(19.0)%
Total	(79.5)%

NUVEEN	39

Holding Summaries as of February 28, 2017 (continued)

Nuveen Equity Market Neutral Fund

Fund Allocation

(% of net assets)

Long-Term Investments
Common Stocks	99.2%
Total Long Exposure	99.2%
Repurchase Agreements	1.5%
Total Investments	100.7%
Securities Sold Short
Common Stocks	(91.9)%
Total Short Exposure	(91.9)%
Other Assets Less Liabilities	91.2%
Net Assets	100%

Top Five Holdings

(Long Exposure)

(% of net assets)

Dominos Pizza Inc.	1.1%
Burlington Store Inc.	1.1%
Biogen Inc.	1.1%
Gilead Sciences, Inc.	1.1%
Booz Allen Hamilton Holding	1.1%

Top Five Holdings

(Short Exposure)

(% of net assets)

DENTSPLY SIRONA Inc.	(1.1)%
American Water Works Company	(1.0)%
Dominion Resources, Inc.	(1.0)%
Lennar Corporation, Class A	(1.0)%
Mohawk Industries Inc.	(1.0)%

Portfolio Composition –

Long Exposure

(% of net assets)

Specialty Retail	6.0%
Media	6.0%
Hotels, Restaurants & Leisure	5.8%
Capital Markets	5.6%
Health Care Providers & Services	5.1%
Biotechnology	4.4%
Machinery	3.8%
Software	3.6%
Technology Hardware, Storage & Peripherals	3.2%
Aerospace & Defense	3.1%
Airlines	3.0%
Containers & Packaging	3.0%
Food & Staples Retailing	3.0%
Automobiles	2.9%
Electronic Equipment, Instruments & Components	2.8%
Wireless Telecommunication Services	2.8%
Multiline Retail	2.7%
Energy Equipment & Services	2.5%
Oil, Gas & Consumable Fuels	2.4%
IT Services	2.0%
Communications Equipment	2.0%
Real Estate Management & Development	2.0%
Auto Components	2.0%
Other	19.5%
Total	99.2%

Portfolio Composition –

Short Exposure

(% of net assets)

Oil, Gas & Consumable Fuels	(7.5)%
Chemicals	(6.6)%
Electric Utilities	(4.7)%
Software	(4.5)%
Textiles, Apparel & Luxury Goods	(4.1)%
Health Care Equipment & Supplies	(3.6)%
Beverages	(3.6)%
Specialty Retail	(3.4)%
Household Durables	(3.0)%
Food Products	(3.0)%
Equity Real Estate Investment Trusts	(2.8)%
Insurance	(2.7)%
Energy Equipment & Services	(2.7)%
Internet and Direct Marketing Retail	(2.7)%
Life Sciences Tools & Services	(2.2)%
Household Products	(2.1)%
Water Utilities	(2.1)%
Hotels, Restaurants & Leisure	(1.9)%
Capital Markets	(1.9)%
Tobacco	(1.8)%
Personal Products	(1.7)%
Semiconductors & Semiconductor Equipment	(1.6)%
Pharmaceuticals	(1.3)%
Biotechnology	(1.3)%
Other	(19.1)%
Total	(91.9)%

40	NUVEEN

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended February 28, 2017.

The beginning of the period is September 1, 2016.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Large Cap Value Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,150.50	$1,146.50	$1,149.30	$1,152.70	$1,151.70
Expenses Incurred During Period	$5.55	$9.53	$6.87	$3.90	$4.21
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.64	$1,015.92	$1,018.40	$1,021.17	$1,020.88
Expenses Incurred During Period	$5.21	$8.95	$6.46	$3.66	$3.96

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.04%, 1.79%, 1.29%, 0.73% and 0.79% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

NUVEEN	41

Expense Examples (continued)

Nuveen Large Cap Core Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,124.60	$1,120.20	$1,126.30	$1,125.50
Expenses Incurred During Period	$5.32	$9.25	$3.64	$4.01
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.79	$1,016.07	$1,021.37	$1,021.03
Expenses Incurred During Period	$5.06	$8.80	$3.46	$3.81

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.01%, 1.76%, 0.69% and 0.76% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Large Cap Growth Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,118.00	$1,113.90	$1,119.70	$1,119.60
Expenses Incurred During Period	$5.36	$9.28	$3.63	$4.05
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.74	$1,016.02	$1,021.22	$1,020.98
Expenses Incurred During Period	$5.11	$8.85	$3.46	$3.86

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.02%, 1.77%, 0.72% and 0.77% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Concentrated Core Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,115.90	$1,111.80	$1,117.50	$1,116.80
Expenses Incurred During Period	$5.67	$9.58	$3.62	$4.36
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.44	$1,015.72	$1,021.22	$1,020.68
Expenses Incurred During Period	$5.41	$9.15	$3.46	$4.16

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.08%, 1.83%, 0.72% and 0.83% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

42	NUVEEN

Nuveen Core Dividend Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,079.00	$1,075.20	$1,080.80
Expenses Incurred During the Period	$5.26	$9.11	$3.97
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.74	$1,016.02	$1,020.98
Expenses Incurred During the Period	$5.11	$8.85	$3.86

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.02%, 1.77% and 0.77% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Growth Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,076.20	$1,072.10	$1,075.00	$1,077.20
Expenses Incurred During the Period	$5.25	$9.09	$6.53	$3.97
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.74	$1,016.02	$1,018.50	$1,020.98
Expenses Incurred During the Period	$5.11	$8.85	$6.36	$3.86

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.02%, 1.77%, 1.27% and 0.77% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Large Cap Core Plus Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,139.10	$1,134.90	$1,140.40
Expenses Incurred During the Period	$12.09	$16.04	$10.77
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,013.49	$1,009.77	$1,014.73
Expenses Incurred During the Period	$11.38	$15.10	$10.14

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 2.28%, 3.03% and 2.03% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

NUVEEN	43

Expense Examples (continued)

Nuveen Equity Long/Short Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,138.00	$1,133.50	$1,139.50
Expenses Incurred During the Period	$18.50	$22.38	$17.24
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,007.49	$1,003.82	$1,008.68
Expenses Incurred During the Period	$17.37	$21.02	$16.19

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 3.49%, 4.23% and 3.25% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Equity Market Neutral Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,057.30	$1,053.00	$1,058.70
Expenses Incurred During the Period	$16.63	$20.46	$15.42
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,008.63	$1,004.86	$1,009.82
Expenses Incurred During the Period	$16.24	$19.98	$15.05

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 3.26%, 4.02% and 3.02% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

44	NUVEEN

Nuveen Large-Cap Value Fund

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.7%

	COMMON STOCKS – 99.7%

	Aerospace & Defense – 2.1%

21,000	Huntington Ingalls Industries Inc.	$4,588,500

74,000	Spirit AeroSystems Holdings Inc.	4,559,140
	Total Aerospace & Defense	9,147,640

	Airlines – 3.4%

44,000	Copa Holdings SA	4,685,560

96,000	Delta Air Lines, Inc.	4,793,280

74,000	United Continental Holdings Inc., (2)	5,482,660
	Total Airlines	14,961,500

	Auto Components – 1.0%

32,000	Lear Corporation	4,543,680

	Automobiles – 2.9%

505,000	Ford Motor Company	6,327,650

176,000	General Motors Company	6,483,840
	Total Automobiles	12,811,490

	Banks – 13.5%

588,000	Bank of America Corporation	14,511,840

115,000	Citigroup Inc.	6,878,150

190,000	JPMorgan Chase & Co.	17,217,800

55,000	PNC Financial Services Group, Inc.	6,997,650

104,000	Popular Inc.	4,582,240

151,000	Regions Financial Corporation	2,305,770

94,000	SunTrust Banks, Inc.	5,592,060

26,000	Wells Fargo & Company	1,504,880
	Total Banks	59,590,390

	Biotechnology – 0.9%

23,000	Amgen Inc.	4,060,190

	Building Products – 1.1%

80,000	Owens Corning	4,679,200

	Capital Markets – 7.3%

134,000	Bank New York Mellon	6,316,760

33,000	Goldman Sachs Group, Inc.	8,185,980

1,000	Moody’s Corporation	111,370

156,000	Morgan Stanley	7,124,520

63,000	Raymond James Financial Inc.	4,949,280

NUVEEN	45

Nuveen Large-Cap Value Fund (continued)

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	Capital Markets (continued)

69,000	State Street Corporation	$5,499,990
	Total Capital Markets	32,187,900

	Chemicals – 1.0%

75,000	Cabot Corporation	4,348,500

	Commercial Services & Supplies – 1.5%

197,000	Pitney Bowes Inc.	2,687,080

239,000	R.R. Donnelley & Sons Company	4,008,030
	Total Commercial Services & Supplies	6,695,110

	Communication Equipment – 2.5%

327,000	Cisco Systems, Inc.	11,176,860

	Construction & Engineering – 2.0%

127,000	Chicago Bridge & Iron Company N.V.	4,263,390

79,000	Jacobs Engineering Group, Inc.	4,456,390
	Total Construction & Engineering	8,719,780

	Consumer Finance – 2.4%

67,000	Capital One Financial Corporation	6,288,620

60,000	Discover Financial Services	4,268,400
	Total Consumer Finance	10,557,020

	Containers & Packaging – 1.2%

8,000	International Paper Company	421,600

95,000	WestRock Company	5,103,400
	Total Containers & Packaging	5,525,000

	Diversified Financial Services – 0.8%

21,000	Berkshire Hathaway Inc., Class B, (2)	3,599,820

	Diversified Telecommunication Services – 2.3%

38,000	AT&T Inc.	1,588,020

187,000	CenturyLink Inc.	4,536,620

208,000	Intelsat SA, (2)	1,035,840

404,000	Windstream Holdings Inc.	3,017,880
	Total Diversified Telecommunication Services	10,178,360

	Electrical Equipment – 1.1%

63,000	Regal-Beloit Corporation	4,690,350

	Electronic Equipment & Instruments – 2.0%

64,000	Arrow Electronics, Inc., (2)	4,620,800

170,000	Jabil Circuit Inc.	4,336,700
	Total Electronic Equipment & Instruments	8,957,500

46	NUVEEN

Shares	Description (1)	Value

	Energy Equipment & Services – 2.4%

174,000	Atwood Oceanics Inc.	$1,828,740

214,000	Rowan Companies Inc.	3,877,680

522,000	Seadrill Limited	913,500

282,000	Transocean Inc.	3,897,240
	Total Energy Equipment & Services	10,517,160

	Food & Staples Retailing – 4.6%

57,000	CVS Health Corporation	4,593,060

79,000	Walgreens Boots Alliance Inc.	6,824,020

123,000	Wal-Mart Stores, Inc.	8,724,390
	Total Food & Staples Retailing	20,141,470

	Food Products – 1.1%

78,000	Tyson Foods, Inc., Class A	4,879,680

	Health Care Providers & Services – 5.8%

45,000	Aetna Inc.	5,794,200

35,000	Anthem Inc.	5,768,700

57,000	Cardinal Health, Inc.	4,638,090

67,000	Express Scripts, Holding Company, (2)	4,733,550

32,000	Wellcare Health Plans Inc., (2)	4,518,400
	Total Health Care Providers & Services	25,452,940

	Hotels, Restaurants & Leisure – 1.8%

82,000	Hyatt Hotels Corporation, Class A, (2)	4,209,880

147,000	International Game Technology PLC	3,969,000
	Total Hotels, Restaurants & Leisure	8,178,880

	Independent Power & Renewable Electricity Producers – 0.1%

40,000	AES Corporation	460,800

	Insurance – 1.8%

46,000	Assured Guaranty Limited	1,891,060

56,000	Prudential Financial, Inc.	6,190,240
	Total Insurance	8,081,300

	IT Services – 1.0%

125,000	Booz Allen Hamilton Holding	4,471,250

	Machinery – 5.6%

80,000	Allision Transmission Holdings Inc.	2,878,400

34,000	Cummins Inc.	5,048,660

62,000	Ingersoll Rand Company Limited, Class A	4,920,320

138,000	Joy Global Inc.	3,890,220

57,000	Oshkosh Truck Corporation	3,869,730

NUVEEN	47

Nuveen Large-Cap Value Fund (continued)

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	Machinery (continued)

97,000	Timken Company	$4,287,400
	Total Machinery	24,894,730

	Media – 1.6%

163,000	Discovery Communications Inc., Class A Shares, (2)	4,687,880

252,000	Gannett Company, Inc.	2,197,440
	Total Media	6,885,320

	Metals & Mining – 3.1%

80,000	Nucor Corporation	5,005,600

52,000	Reliance Steel & Aluminum Company	4,401,800

123,000	Steel Dynamics Inc.	4,501,800
	Total Metals & Mining	13,909,200

	Mortgage Real Estate Investment Trust – 1.6%

259,000	Chimera Investments Corporation	4,983,160

243,000	Two Harbors Investment Corporation	2,259,900
	Total Mortgage Real Estate Investment Trust	7,243,060

	Multiline Retail – 2.9%

70,000	Big Lots, Inc.	3,593,800

99,000	Kohl’s Corporation	4,219,380

88,000	Target Corporation	5,171,760
	Total Multiline Retail	12,984,940

	Oil, Gas & Consumable Fuels – 1.1%

57,000	Exxon Mobil Corporation	4,635,240

	Personal Products – 0.7%

62,000	Nu Skin Enterprises, Inc., Class A	3,071,480

	Pharmaceuticals – 0.4%

16,000	Johnson & Johnson	1,955,360

	Professional Services – 1.0%

46,000	Manpower Inc.	4,463,840

	Road & Rail – 0.2%

8,000	Norfolk Southern Corporation	968,240

	Semiconductors & Semiconductor Equipment – 1.1%

48,000	Intel Corporation	1,737,600

104,000	Teradyne Inc.	2,957,760
	Total Semiconductors & Semiconductor Equipment	4,695,360

	Software – 1.0%

51,000	VMware Inc., (2)	4,584,390

48	NUVEEN

Shares	Description (1)			Value

	Specialty Retail – 3.9%

111,000	Best Buy Co., Inc.			$4,898,430

198,000	Gap, Inc.			4,914,360

465,000	Staples, Inc.			4,180,350

129,000	Urban Outfitters, Inc., (2)			3,357,870
	Total Specialty Retail			17,351,010

	Technology Hardware, Storage & Peripherals – 4.6%

51,000	Apple, Inc.			6,986,490

320,000	HP Inc.			5,558,400

97,000	NCR Corporation, (2)			4,662,790

399,000	Xerox Corporation			2,968,560
	Total Technology Hardware, Storage & Peripherals			20,176,240

	Trading Companies & Distributors – 1.0%

65,000	WESCO International Inc., (2)			4,517,500

	Wireless Telecommunication Services – 2.3%

538,000	Sprint Corporation, (2)			4,739,780

17,000	Telephone and Data Systems Inc.			459,510

77,000	T-Mobile US Inc., (2)			4,814,810
	Total Wireless Telecommunication Services			10,014,100
	Total Long-Term Investments (cost $385,124,019)			440,963,780

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.3%

	REPURCHASE AGREEMENTS – 0.3%

$1,381	Repurchase Agreement with Fixed Income Clearing Corporation, dated 2/28/17, repurchase price $1,380,986, collateralized by $1,260,000 U.S. Treasury Bonds, 3.625%, due 2/15/44, value $1,413,576	0.030%	3/01/17	$1,380,985
	Total Short-Term Investments (cost $1,380,985)			1,380,985
	Total Investments (cost $386,505,004) – 100.0%			442,344,765
	Other Assets Less Liabilities – 0.0%			119,126
	Net Assets – 100%			$442,463,891

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

NUVEEN	49

Nuveen Large Cap Core Fund

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.8%

	COMMON STOCKS – 99.8%

	Aerospace & Defense – 2.4%

27,000	Boeing Company	$4,866,210

58,000	Spirit AeroSystems Holdings Inc.	3,573,380
	Total Aerospace & Defense	8,439,590

	Airlines – 3.1%

33,000	Copa Holdings SA	3,514,170

66,000	Delta Air Lines, Inc.	3,295,380

51,000	United Continental Holdings Inc., (2)	3,778,590
	Total Airlines	10,588,140

	Auto Components – 2.0%

26,000	Lear Corporation	3,691,740

34,000	Visteon Corporation, (2)	3,150,780
	Total Auto Components	6,842,520

	Automobiles – 2.4%

334,000	Ford Motor Company	4,185,020

115,000	General Motors Company	4,236,600
	Total Automobiles	8,421,620

	Banks – 4.8%

299,000	Bank of America Corporation	7,379,320

17,000	JPMorgan Chase & Co.	1,540,540

4,000	PNC Financial Services Group, Inc.	508,920

71,000	Popular Inc.	3,128,260

236,000	Regions Financial Corporation	3,603,720

10,000	Wells Fargo & Company	578,800
	Total Banks	16,739,560

	Biotechnology – 5.7%

31,000	Amgen Inc.	5,472,430

15,000	Biogen Inc., (2)	4,329,000

41,000	Celgene Corporation, (2)	5,063,910

70,000	Gilead Sciences, Inc.	4,933,600
	Total Biotechnology	19,798,940

	Building Products – 0.8%

47,000	Owens Corning	2,749,030

50	NUVEEN

Shares	Description (1)	Value

	Capital Markets – 5.8%

78,000	Bank New York Mellon	$3,676,920

20,000	Goldman Sachs Group, Inc.	4,961,200

95,000	Morgan Stanley	4,338,650

44,000	Raymond James Financial Inc.	3,456,640

27,000	S&P Global, Inc.	3,495,690
	Total Capital Markets	19,929,100

	Chemicals – 0.9%

51,000	Cabot Corporation	2,956,980

	Commercial Services & Supplies – 0.8%

157,000	R.R. Donnelley & Sons Company	2,632,890

	Communications Equipment – 2.5%

164,000	Cisco Systems, Inc.	5,605,520

21,000	F5 Networks, Inc., (2)	3,008,670
	Total Communications Equipment	8,614,190

	Construction & Engineering – 1.8%

94,000	Chicago Bridge & Iron Company N.V.	3,155,580

54,000	Jacobs Engineering Group, Inc.	3,046,140
	Total Construction & Engineering	6,201,720

	Construction Materials – 1.1%

35,000	Eagle Materials Inc.	3,629,850

	Containers & Packaging – 0.6%

36,000	WestRock Company	1,933,920

	Diversified Financial Services – 0.4%

9,000	Berkshire Hathaway Inc., Class B, (2)	1,542,780

	Diversified Telecommunication Services – 1.5%

15,000	AT&T Inc.	626,850

128,000	CenturyLink Inc.	3,105,280

194,000	Windstream Holdings Inc.	1,449,180
	Total Diversified Telecommunication Services	5,181,310

	Electrical Equipment – 1.0%

46,000	Regal-Beloit Corporation	3,424,700

	Electronic Equipment, Instruments & Components – 2.0%

43,000	Arrow Electronics, Inc., (2)	3,104,600

99,000	Jabil Circuit Inc.	2,525,490

88,000	Vishay Intertechnology Inc.	1,394,800
	Total Electronic Equipment, Instruments & Components	7,024,890

NUVEEN	51

Nuveen Large Cap Core Fund (continued)

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	Energy Equipment & Services – 1.5%

140,000	Rowan Companies Inc.	$2,536,800

193,000	Transocean Inc.	2,667,260
	Total Energy Equipment & Services	5,204,060

	Food & Staples Retailing – 3.9%

7,000	CVS Health Corporation	564,060

74,000	Sysco Corporation	3,901,280

53,000	Walgreens Boots Alliance Inc.	4,578,140

64,000	Wal-Mart Stores, Inc.	4,539,520
	Total Food & Staples Retailing	13,583,000

	Food Products – 0.8%

42,000	Tyson Foods, Inc., Class A	2,627,520

	Health Care Providers & Services – 6.8%

33,000	Aetna Inc.	4,249,080

40,000	AmerisourceBergen Corporation	3,660,400

47,000	Cardinal Health, Inc.	3,824,390

58,000	Express Scripts, Holding Company, (2)	4,097,700

27,000	McKesson HBOC Inc.	4,053,510

26,000	Wellcare Health Plans Inc., (2)	3,671,200
	Total Health Care Providers & Services	23,556,280

	Health Care Technology – 0.8%

65,000	Veeva Systems Inc., Class A Shares, (2)	2,839,850

	Hotels, Restaurants & Leisure – 4.5%

18,000	Dominos Pizza Inc.	3,416,580

57,000	Dunkin Brands Group Inc.	3,135,570

59,000	Hyatt Hotels Corporation, Class A, (2)	3,029,060

28,000	Wyndham Worldwide Corporation	2,330,720

58,000	YUM! Brands, Inc.	3,788,560
	Total Hotels, Restaurants & Leisure	15,700,490

	Industrial Conglomerates – 0.3%

33,000	General Electric Company	983,730

	Internet and Direct Marketing Retail – 0.5%

2,000	Amazon.com, Inc., (2)	1,690,080

	Internet Software & Services – 1.6%

5,000	Alphabet Inc., Class A, (2)	4,224,650

9,000	Facebook Inc., Class A Shares, (2)	1,219,860
	Total Internet Software & Services	5,444,510

52	NUVEEN

Shares	Description (1)	Value

	IT Services – 2.5%

98,000	Booz Allen Hamilton Holding	$3,505,460

46,000	MasterCard, Inc.	5,081,160
	Total IT Services	8,586,620

	Machinery – 2.3%

47,000	Ingersoll Rand Company Limited, Class A	3,729,920

54,000	Oshkosh Truck Corporation	3,666,060

12,000	Terex Corporation	374,880
	Total Machinery	7,770,860

	Media – 2.9%

57,000	CBS Corporation, Class B	3,757,440

123,000	Discovery Communications Inc., Class A Shares, (2)	3,537,480

159,000	Gannett Company, Inc.	1,386,480

17,000	Omnicom Group, Inc.	1,446,700
	Total Media	10,128,100

	Metals & Mining – 2.1%

24,000	Nucor Corporation	1,501,680

28,000	Reliance Steel & Aluminum Company	2,370,200

91,000	Steel Dynamics Inc.	3,330,600
	Total Metals & Mining	7,202,480

	Mortgage Real Estate Investment Trusts – 0.8%

143,000	Chimera Investments Corporation	2,751,320

	Multiline Retail – 2.6%

44,000	Big Lots, Inc.	2,258,960

81,000	Kohl’s Corporation	3,452,220

54,000	Target Corporation	3,173,580
	Total Multiline Retail	8,884,760

	Oil, Gas & Consumable Fuels – 0.9%

24,000	Exxon Mobil Corporation	1,951,680

32,000	World Fuel Services Corporation	1,157,440
	Total Oil, Gas & Consumable Fuels	3,109,120

	Personal Products – 0.6%

40,000	Nu Skin Enterprises, Inc., Class A	1,981,600

	Pharmaceuticals – 0.5%

14,000	Johnson & Johnson	1,710,940

	Professional Services – 1.0%

36,000	Manpower Inc.	3,493,440

	Real Estate Management & Development – 0.9%

92,000	CBRE Group Inc., (2)	3,277,040

NUVEEN	53

Nuveen Large Cap Core Fund (continued)

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	Road & Rail – 1.4%

74,000	Avis Budget Group Inc., (2)	$2,558,920

19,000	Norfolk Southern Corporation	2,299,570
	Total Road & Rail	4,858,490

	Software – 4.1%

34,000	Citrix Systems, (2)	2,684,300

44,000	Electronic Arts Inc., (2)	3,806,000

62,000	Microsoft Corporation	3,966,760

40,000	VMware Inc., (2)	3,595,600
	Total Software	14,052,660

	Specialty Retail – 7.3%

21,000	Aaron Rents Inc.	572,880

82,000	Best Buy Co., Inc.	3,618,660

39,000	Burlington Store Inc., (2)	3,471,390

147,000	Gap, Inc.	3,648,540

34,000	Home Depot, Inc.	4,926,940

43,000	Ross Stores, Inc.	2,948,940

389,000	Staples, Inc.	3,497,110

91,000	Urban Outfitters, Inc., (2)	2,368,730
	Total Specialty Retail	25,053,190

	Technology Hardware, Storage & Peripherals – 6.5%

108,000	Apple, Inc.	14,794,920

240,000	HP Inc.	4,168,800

76,000	NCR Corporation, (2)	3,653,320
	Total Technology Hardware, Storage & Peripherals	22,617,040

	Trading Companies & Distributors – 0.8%

41,000	WESCO International Inc., (2)	2,849,500

	Wireless Telecommunication Services – 2.3%

332,000	Sprint Corporation, (2)	2,924,920

47,000	Telephone and Data Systems Inc.	1,270,410

60,000	T-Mobile US Inc., (2)	3,751,800
	Total Wireless Telecommunication Services	7,947,130
	Total Long-Term Investments (cost $309,205,962)	344,555,540
	Other Assets Less Liabilities – 0.2%	714,610
	Net Assets – 100%	$345,270,150

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

54	NUVEEN

Nuveen Large Cap Growth Fund

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.6%

	COMMON STOCKS – 99.6%

	Aerospace & Defense – 5.2%

8,500	Boeing Company	$1,531,955

3,800	Huntington Ingalls Industries Inc.	830,300

12,700	Spirit AeroSystems Holdings Inc.	782,447

3,300	TransDigm Group Inc., (2)	838,860
	Total Aerospace & Defense	3,983,562

	Airlines – 2.1%

17,500	Delta Air Lines, Inc.	873,775

9,900	United Continental Holdings Inc., (2)	733,491
	Total Airlines	1,607,266

	Auto Components – 2.1%

5,800	Lear Corporation	823,542

8,200	Visteon Corporation, (2)	759,894
	Total Auto Components	1,583,436

	Automobiles – 1.2%

18,200	Ford Motor Company	228,046

12,800	Harley-Davidson, Inc.	721,664
	Total Automobiles	949,710

	Biotechnology – 7.5%

200	AbbVie Inc.	12,368

9,700	Amgen Inc.	1,712,341

4,200	Biogen Inc., (2)	1,212,120

11,700	Celgene Corporation, (2)	1,445,067

20,000	Gilead Sciences, Inc.	1,409,600
	Total Biotechnology	5,791,496

	Capital Markets – 3.1%

1,700	Ameriprise Financial, Inc.	223,550

7,800	Moody’s Corporation	868,686

7,700	S&P Global, Inc.	996,919

7,800	TD Ameritrade Holding Corporation	304,980
	Total Capital Markets	2,394,135

	Chemicals – 0.9%

12,400	Cabot Corporation	718,952

	Commercial Services & Supplies – 0.9%

43,400	R.R. Donnelley & Sons Company	727,818

NUVEEN	55

Nuveen Large Cap Growth Fund (continued)

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	Communications Equipment – 1.1%

5,900	F5 Networks, Inc., (2)	$845,293

	Construction Materials – 1.1%

7,800	Eagle Materials Inc.	808,938

	Consumer Finance – 0.1%

1,900	Discover Financial Services	135,166

	Containers & Packaging – 1.1%

16,300	Berry Plastics Corporation, (2)	820,379

	Diversified Telecommunication Services – 1.3%

21,200	CenturyLink Inc.	514,312

16,900	Intelsat SA, (2)	84,162

56,100	Windstream Holdings Inc.	419,067
	Total Diversified Telecommunication Services	1,017,541

	Electronic Equipment, Instruments & Components – 1.0%

28,700	Jabil Circuit Inc.	732,137

	Energy Equipment & Services – 0.5%

35,000	Atwood Oceanics Inc.	367,850

	Food & Staples Retailing – 2.8%

18,200	Sysco Corporation	959,504

10,300	Walgreens Boots Alliance Inc.	889,714

4,200	Wal-Mart Stores, Inc.	297,906
	Total Food & Staples Retailing	2,147,124

	Food Products – 1.0%

11,900	Tyson Foods, Inc., Class A	744,464

	Health Care Providers & Services – 8.5%

7,000	Aetna Inc.	901,320

200	AmerisourceBergen Corporation	18,302

12,000	Cardinal Health, Inc.	976,440

14,500	Express Scripts, Holding Company, (2)	1,024,425

6,400	McKesson HBOC Inc.	960,832

11,000	UnitedHealth Group Incorporated	1,819,180

5,800	Wellcare Health Plans Inc., (2)	818,960
	Total Health Care Providers & Services	6,519,459

	Health Care Technology – 1.0%

18,200	Veeva Systems Inc., Class A Shares, (2)	795,158

	Hotels, Restaurants & Leisure – 6.1%

10,300	Brinker International Inc.	435,072

4,500	Dominos Pizza Inc.	854,145

56	NUVEEN

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure (continued)

14,900	Dunkin Brands Group Inc.	$819,649

13,100	Hyatt Hotels Corporation, Class A, (2)	672,554

54,900	The Wendy’s Company	765,306

3,000	Wyndham Worldwide Corporation	249,720

14,200	YUM! Brands, Inc.	927,544
	Total Hotels, Restaurants & Leisure	4,723,990

	Household Durables – 1.0%

16,200	Tempur Sealy International, Inc., (2)	748,278

	Household Products – 1.0%

5,900	Spectrum Brands Inc.	800,748

	Internet and Direct Marketing Retail – 1.0%

900	Amazon.com, Inc., (2)	760,536

	Internet Software & Services – 3.1%

2,200	Alphabet Inc., Class A, (2)	1,858,846

4,100	Facebook Inc., Class A Shares, (2)	555,714
	Total Internet Software & Services	2,414,560

	IT Services – 3.5%

22,100	Booz Allen Hamilton Holding	790,517

13,600	MasterCard, Inc.	1,502,256

4,200	Visa Inc.	369,348
	Total IT Services	2,662,121

	Machinery – 1.1%

10,400	Ingersoll Rand Company Limited, Class A	825,344

	Media – 8.0%

14,300	CBS Corporation, Class B	942,656

18,900	Cinemark Holdings Inc.	791,343

28,200	Discovery Communications Inc., Class A Shares, (2)	811,032

8,900	Omnicom Group, Inc.	757,390

5,600	Regal Entertainment Group, Class A	120,848

10,600	Scripps Networks Interactive, Class A Shares	856,162

165,000	Sirius XM Holdings Inc.	839,850

10,100	Time Warner Inc.	991,921
	Total Media	6,111,202

	Metals & Mining – 1.0%

20,800	Steel Dynamics Inc.	761,280

	Multiline Retail – 3.3%

13,500	Big Lots, Inc.	693,090

12,600	Kohl’s Corporation	537,012

NUVEEN	57

Nuveen Large Cap Growth Fund (continued)

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	Multiline Retail (continued)

14,600	Nordstrom, Inc.	$681,236

10,000	Target Corporation	587,700
	Total Multiline Retail	2,499,038

	Personal Products – 0.7%

11,000	Nu Skin Enterprises, Inc., Class A	544,940

	Real Estate Management & Development – 1.1%

24,300	CBRE Group Inc., (2)	865,566

	Road & Rail – 0.1%

2,600	Avis Budget Group Inc., (2)	89,908

	Software – 8.7%

27,300	Cadence Design Systems, Inc., (2)	843,570

9,000	Citrix Systems, (2)	710,550

10,900	Electronic Arts Inc., (2)	942,850

39,800	Microsoft Corporation	2,546,404

11,700	Synopsys Inc., (2)	835,848

9,000	VMware Inc., (2)	809,010
	Total Software	6,688,232

	Specialty Retail – 7.4%

14,500	Best Buy Co., Inc.	639,885

9,300	Burlington Store Inc., (2)	827,793

32,300	Gap, Inc.	801,686

12,700	Home Depot, Inc.	1,840,357

14,000	Ross Stores, Inc.	960,120

23,400	Urban Outfitters, Inc., (2)	609,102
	Total Specialty Retail	5,678,943

	Technology Hardware, Storage & Peripherals – 7.9%

38,600	Apple, Inc.	5,287,814

17,100	NCR Corporation, (2)	821,997
	Total Technology Hardware, Storage & Peripherals	6,109,811

	Trading Companies & Distributors – 1.0%

17,300	HD Suplly Holdings Inc., (2)	743,900

	Wireless Telecommunication Services – 1.1%

13,800	T-Mobile US Inc., (2)	862,914
	Total Long-Term Investments (cost $68,189,918)	76,581,195
	Other Assets Less Liabilities – 0.4%	272,761
	Net Assets – 100%	$76,853,956

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

58	NUVEEN

Nuveen Concentrated Core Fund

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.0%

	COMMON STOCKS – 99.0%

	Aerospace & Defense – 5.3%

25,800	Boeing Company	$4,649,934

	Automobiles – 5.0%

353,700	Ford Motor Company	4,431,861

	Banks – 5.5%

197,300	Bank of America Corporation	4,869,364

	Biotechnology – 15.3%

24,900	Amgen Inc.	4,395,597

16,500	Biogen Inc., (2)	4,761,900

62,500	Gilead Sciences, Inc.	4,405,000
	Total Biotechnology	13,562,497

	Diversified Telecommunication Services – 1.5%

54,400	CenturyLink Inc.	1,319,744

	Food & Staples Retailing – 5.3%

66,200	Wal-Mart Stores, Inc.	4,695,566

	Health Care Providers & Services – 10.6%

66,300	Express Scripts, Holding Company, (2)	4,684,095

31,400	McKesson HBOC Inc.	4,714,082
	Total Health Care Providers & Services	9,398,177

	Hotels, Restaurants & Leisure – 5.0%

67,700	YUM! Brands, Inc.	4,422,164

	IT Services – 5.0%

39,800	MasterCard, Inc.	4,396,308

	Media – 10.2%

70,500	CBS Corporation, Class B	4,647,360

50,900	Omnicom Group, Inc.	4,331,590
	Total Media	8,978,950

	Multiline Retail – 4.6%

68,800	Target Corporation	4,043,376

	Software – 5.3%

52,400	VMware Inc., (2)	4,710,236

NUVEEN	59

Nuveen Concentrated Core Fund (continued)

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	Technology Hardware, Storage & Peripherals – 10.4%

32,200	Apple, Inc.	$4,411,078

273,400	HP Inc.	4,748,958
	Total Technology Hardware, Storage & Peripherals	9,160,036

	Wireless Telecommunication Services – 10.0%

498,400	Sprint Corporation, (2)	4,390,904

71,100	T-Mobile US Inc., (2)	4,445,883
	Total Wireless Telecommunication Services	8,836,787
	Total Long-Term Investments (cost $81,966,935)	87,475,000
	Other Assets Less Liabilities – 1.0%	866,015
	Net Assets – 100%	$88,341,015

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

60	NUVEEN

Nuveen Core Dividend Fund

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.8%

	COMMON STOCKS – 99.8%

	Aerospace & Defense – 1.7%

3,900	Boeing Company	$702,897

900	Spirit AeroSystems Holdings Inc.	55,449
	Total Aerospace & Defense	758,346

	Airlines – 3.3%

4,200	Copa Holdings SA	447,258

9,800	Delta Air Lines, Inc.	489,314

9,000	Southwest Airlines Co.	520,200
	Total Airlines	1,456,772

	Auto Components – 0.2%

600	Lear Corporation	85,194

	Automobiles – 2.4%

42,800	Ford Motor Company	536,284

15,000	General Motors Company	552,600
	Total Automobiles	1,088,884

	Banks – 0.8%

2,200	Bank of America Corporation	54,296

2,300	JPMorgan Chase & Co.	208,426

1,500	Wells Fargo & Company	86,820
	Total Banks	349,542

	Biotechnology – 4.5%

10,500	AbbVie Inc.	649,320

4,100	Amgen Inc.	723,773

9,300	Gilead Sciences, Inc.	655,464
	Total Biotechnology	2,028,557

	Building Products – 0.7%

5,600	Owens Corning	327,544

	Capital Markets – 8.4%

11,500	Bank New York Mellon	542,110

2,600	Goldman Sachs Group, Inc.	644,956

11,600	LPL Investments Holdings Inc.	458,664

12,400	Morgan Stanley	566,308

1,700	Northern Trust Corporation	148,495

5,900	Raymond James Financial Inc.	463,504

4,000	S&P Global, Inc.	517,880

NUVEEN	61

Nuveen Core Dividend Fund (continued)

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	Capital Markets (continued)

5,600	T. Rowe Price Group Inc.	$398,776

200	TD Ameritrade Holding Corporation	7,820
	Total Capital Markets	3,748,513

	Chemicals – 1.1%

7,500	Cabot Corporation	434,850

500	Scotts Miracle Gro Company	45,315
	Total Chemicals	480,165

	Commercial Services & Supplies – 0.7%

18,500	R.R. Donnelley & Sons Company	310,245

	Communications Equipment – 1.8%

24,000	Cisco Systems, Inc.	820,320

	Containers & Packaging – 3.0%

32,900	Graphic Packaging Holding Company	439,215

4,700	Packaging Corp. of America	434,421

8,600	WestRock Company	461,992
	Total Containers & Packaging	1,335,628

	Diversified Telecommunication Services – 1.8%

2,200	AT&T Inc.	91,938

17,800	CenturyLink Inc.	431,828

37,900	Windstream Holdings Inc.	283,113
	Total Diversified Telecommunication Services	806,879

	Electric Utilities – 0.4%

6,000	FirstEnergy Corp.	194,580

	Electronic Equipment, Instruments & Components – 1.2%

13,500	Jabil Circuit Inc.	344,385

10,600	Vishay Intertechnology Inc.	168,010
	Total Electronic Equipment, Instruments & Components	512,395

	Energy Equipment & Services – 0.3%

12,600	Atwood Oceanics Inc.	132,426

	Equity Real Estate Investment Trusts – 11.1%

3,600	American Tower Corporation, REIT	413,244

9,800	Apartment Investment & Management Company, Class A	455,994

22,600	Apple Hospitality REIT, Inc.	443,864

5,500	Camden Property Trust	465,575

11,800	CoreCivic, Inc.	397,660

18,700	GGP, Inc.	464,882

10,000	Prologis Inc.	510,500

3,000	Simon Property Group, Inc.	553,200

62	NUVEEN

Shares	Description (1)	Value

	Equity Real Estate Investment Trusts (continued)

3,800	SL Green Realty Corporation	$428,184

13,500	Tanger Factory Outlet Centers	457,245

3,300	Vornado Realty Trust	362,571
	Total Equity Real Estate Investment Trusts	4,952,919

	Food & Staples Retailing – 4.6%

7,600	CVS Health Corporation	612,408

9,600	Sysco Corporation	506,112

7,000	Walgreens Boots Alliance Inc.	604,660

4,600	Wal-Mart Stores, Inc.	326,278
	Total Food & Staples Retailing	2,049,458

	Food Products – 1.0%

7,200	Tyson Foods, Inc., Class A	450,432

	Health Care Providers & Services – 6.4%

4,300	Aetna Inc.	553,668

5,300	AmerisourceBergen Corporation	485,003

6,200	Cardinal Health, Inc.	504,494

3,600	McKesson HBOC Inc.	540,468

4,600	UnitedHealth Group Incorporated	760,748
	Total Health Care Providers & Services	2,844,381

	Hotels, Restaurants & Leisure – 4.7%

8,200	Brinker International Inc.	346,368

8,600	Dunkin Brands Group Inc.	473,086

1,600	International Game Technology PLC	43,200

9,400	Las Vegas Sands	497,730

19,600	The Wendy’s Company	273,224

7,500	YUM! Brands, Inc.	489,900
	Total Hotels, Restaurants & Leisure	2,123,508

	Household Durables – 0.9%

2,300	Whirlpool Corporation	410,757

	Independent Power & Renewable Electricity Producers – 0.9%

33,700	AES Corporation	388,224

	Industrial Conglomerates – 0.3%

4,700	General Electric Company	140,107

	Insurance – 0.5%

2,200	Prudential Financial, Inc.	243,188

	IT Services – 2.5%

13,200	Booz Allen Hamilton Holding	472,164

6,000	MasterCard, Inc.	662,760
	Total IT Services	1,134,924

NUVEEN	63

Nuveen Core Dividend Fund (continued)

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	Machinery – 3.0%

6,200	Ingersoll Rand Company Limited, Class A	$492,032

15,300	Joy Global Inc.	431,307

6,200	Oshkosh Truck Corporation	420,918
	Total Machinery	1,344,257

	Media – 5.6%

7,500	CBS Corporation, Class B	494,400

10,900	Cinemark Holdings Inc.	456,383

24,900	Gannett Company, Inc.	217,128

19,000	Interpublic Group of Companies, Inc.	457,900

8,600	John Wiley and Sons Inc., Class A	448,920

18,900	Regal Entertainment Group, Class A	407,862
	Total Media	2,482,593

	Metals & Mining – 2.5%

7,600	Nucor Corporation	475,532

2,200	Reliance Steel & Aluminum Company	186,230

12,100	Steel Dynamics Inc.	442,860
	Total Metals & Mining	1,104,622

	Mortgage Real Estate Investment Trusts – 2.1%

25,200	Chimera Investments Corporation	484,848

53,800	MFA Mortgage Investments, Inc.	431,476
	Total Mortgage Real Estate Investment Trusts	916,324

	Multiline Retail – 2.5%

7,800	Big Lots, Inc.	400,452

7,900	Kohl’s Corporation	336,698

6,700	Target Corporation	393,759
	Total Multiline Retail	1,130,909

	Oil, Gas & Consumable Fuels – 1.7%

2,700	Exxon Mobil Corporation	219,564

1,000	ONEOK, Inc.	54,050

17,500	Williams Companies Inc.	495,950
	Total Oil, Gas & Consumable Fuels	769,564

	Personal Products – 0.9%

7,800	Nu Skin Enterprises, Inc., Class A	386,412

	Pharmaceuticals – 0.5%

1,800	Johnson & Johnson	219,978

	Professional Services – 0.5%

2,400	Manpower Inc.	232,896

64	NUVEEN

Shares	Description (1)	Value

	Road & Rail – 0.2%

700	Norfolk Southern Corporation	$84,721

	Semiconductors & Semiconductor Equipment – 1.1%

9,000	QUALCOMM, Inc.	508,320

	Software – 3.1%

21,700	Microsoft Corporation	1,388,366

	Specialty Retail – 4.1%

8,100	Abercrombie & Fitch Co., Class A	96,876

9,600	Best Buy Co., Inc.	423,648

2,200	Foot Locker, Inc.	166,474

5,500	Home Depot, Inc.	797,005

5,000	Ross Stores, Inc.	342,900
	Total Specialty Retail	1,826,903

	Technology Hardware, Storage & Peripherals – 5.8%

14,200	Apple, Inc.	1,945,258

30,600	HP Inc.	531,522

15,700	Xerox Corporation	116,808
	Total Technology Hardware, Storage & Peripherals	2,593,588

	Transportation Infrastructure – 1.0%

6,000	Macquarie Infrastructure Corporation	461,640
	Total Long-Term Investments (cost $41,457,448)	44,624,981
	Other Assets Less Liabilities – 0.2%	92,674
	Net Assets – 100%	$44,717,655

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

NUVEEN	65

Nuveen Growth Fund

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.6%

	COMMON STOCKS – 99.6%

	Aerospace & Defense – 4.3%

6,445	Boeing Company	$1,161,582

7,982	Spirit AeroSystems Holdings Inc.	491,771

1,793	TransDigm Group Inc., (2)	455,781
	Total Aerospace & Defense	2,109,134

	Air Freight & Logistics – 1.0%

8,936	Expeditors International of Washington, Inc.	503,812

	Banks – 1.0%

5,562	JPMorgan Chase & Co.	504,028

	Beverages – 5.9%

12,952	Coca-Cola Company	543,466

6,429	Dr. Pepper Snapple Group	600,726

16,160	PepsiCo, Inc.	1,783,741
	Total Beverages	2,927,933

	Biotechnology – 6.7%

9,715	Amgen Inc.	1,714,989

3,561	Biogen Inc., (2)	1,027,705

7,703	Gilead Sciences, Inc.	542,907
	Total Biotechnology	3,285,601

	Communication Equipment – 1.0%

3,595	F5 Networks, Inc., (2)	515,056

	Construction & Engineering – 1.0%

3,251	Valmont Industries, Inc.	511,220

	Construction Materials – 1.3%

6,150	Eagle Materials Inc.	637,817

	Food & Staples Retailing – 4.0%

20,620	Sysco Corporation	1,087,086

10,209	Walgreens Boots Alliance Inc.	881,853
	Total Food & Staples Retailing	1,968,939

	Food Products – 1.9%

15,065	Tyson Foods, Inc., Class A	942,466

	Health Care Providers & Services – 14.4%

7,485	Aetna Inc.	963,769

8,808	AmerisourceBergen Corporation	806,020

66	NUVEEN

Shares	Description (1)	Value

	Health Care Providers & Services (continued)

3,534	Anthem Inc.	$582,474

12,660	Cardinal Health, Inc.	1,030,144

15,572	Express Scripts, Holding Company, (2)	1,100,162

4,619	McKesson HBOC Inc.	693,450

11,469	UnitedHealth Group Incorporated	1,896,743
	Total Health Care Providers & Services	7,072,762

	Health Care Technology – 0.9%

10,179	Veeva Systems Inc., Class A Shares, (2)	444,721

	Hotels, Restaurants & Leisure – 5.8%

8,594	Brinker International Inc.	363,011

3,204	Dominos Pizza Inc.	608,151

7,431	McDonald’s Corporation	948,567

14,056	YUM! Brands, Inc.	918,138
	Total Hotels, Restaurants & Leisure	2,837,867

	Industrial Conglomerates – 1.0%

4,537	Carlisle Companies Inc.	468,672

	Insurance – 1.3%

4,916	Reinsurance Group of America Inc.	639,375

	Internet Software & Services – 3.7%

2,160	Alphabet Inc., Class A, (2)	1,825,049

	IT Services – 9.7%

12,617	Booz Allen Hamilton Holding	451,310

5,929	Henry Jack and Associates Inc.	555,962

17,845	MasterCard, Inc.	1,971,159

20,305	Visa Inc.	1,785,622
	Total IT Services	4,764,053

	Machinery – 2.2%

3,683	Parker Hannifin Corporation	570,276

6,286	Wabtec Corporation	503,634
	Total Machinery	1,073,910

	Media – 8.4%

13,521	Comcast Corporation, Class A	505,956

8,164	Discovery Communications Inc., Class A Shares, (2)	234,797

12,226	Omnicom Group, Inc.	1,040,433

6,604	Scripps Networks Interactive, Class A Shares	533,405

147,950	Sirius XM Holdings Inc.	753,066

6,368	Time Warner Inc.	625,401

4,197	Walt Disney Company	462,048
	Total Media	4,155,106

NUVEEN	67

Nuveen Growth Fund (continued)

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	Multiline Retail – 1.4%

11,309	Target Corporation	$664,630

	Semiconductors & Semiconductor Equipment – 2.0%

17,550	QUALCOMM, Inc.	991,224

	Software – 5.9%

16,969	Cadence Design Systems, Inc., (2)	524,342

4,543	Intuit, Inc.	569,874

19,702	Microsoft Corporation	1,260,534

7,460	Synopsys Inc., (2)	532,942
	Total Software	2,887,692

	Specialty Retail – 8.9%

16,071	Home Depot, Inc.	2,328,849

6,464	Lowe’s Companies, Inc.	480,728

17,610	Ross Stores, Inc.	1,207,694

14,252	Urban Outfitters, Inc., (2)	370,980
	Total Specialty Retail	4,388,251

	Technology Hardware, Storage & Peripherals – 5.0%

18,111	Apple, Inc.	2,481,022

	Tobacco – 0.9%

6,154	Altria Group, Inc.	461,058
	Total Long-Term Investments (cost $39,867,862)	49,061,398
	Other Assets Less Liabilities – 0.4%	213,675
	Net Assets – 100%	$49,275,073

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

68	NUVEEN

Nuveen Large Cap Core Plus Fund

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 130.0%

	COMMON STOCKS – 130.0%

	Aerospace & Defense – 2.9%

7,000	Boeing Company	$1,261,610

18,000	Spirit AeroSystems Holdings Inc.	1,108,980
	Total Aerospace & Defense	2,370,590

	Airlines – 4.1%

10,000	Copa Holdings SA	1,064,900

22,900	Delta Air Lines, Inc.	1,143,397

16,000	United Continental Holdings Inc., (2)	1,185,440
	Total Airlines	3,393,737

	Auto Components – 2.6%

8,000	Lear Corporation	1,135,920

11,000	Visteon Corporation, (2)	1,019,370
	Total Auto Components	2,155,290

	Automobiles – 3.2%

104,000	Ford Motor Company	1,303,120

36,000	General Motors Company	1,326,240
	Total Automobiles	2,629,360

	Banks – 5.9%

93,000	Bank of America Corporation	2,295,240

5,000	JPMorgan Chase & Co.	453,100

1,000	PNC Financial Services Group, Inc.	127,230

13,000	Popular Inc.	572,780

76,000	Regions Financial Corporation	1,160,520

4,000	Wells Fargo & Company	231,520
	Total Banks	4,840,390

	Biotechnology – 7.7%

10,000	Amgen Inc.	1,765,300

5,000	Biogen Inc., (2)	1,443,000

13,000	Celgene Corporation, (2)	1,605,630

22,000	Gilead Sciences, Inc.	1,550,560
	Total Biotechnology	6,364,490

	Building Products – 1.3%

18,800	Owens Corning	1,099,612

	Capital Markets – 7.2%

27,000	Bank New York Mellon	1,272,780

6,000	Goldman Sachs Group, Inc.	1,488,360

NUVEEN	69

Nuveen Large Cap Core Plus Fund (continued)

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	Capital Markets (continued)

17,000	Morgan Stanley	$776,390

15,000	Raymond James Financial Inc.	1,178,400

9,300	S&P Global, Inc.	1,204,071
	Total Capital Markets	5,920,001

	Chemicals – 0.4%

6,000	Cabot Corporation	347,880

	Commercial Services & Supplies – 1.0%

51,200	R.R. Donnelley & Sons Company	858,624

	Communications Equipment – 3.6%

56,000	Cisco Systems, Inc.	1,914,080

7,300	F5 Networks, Inc., (2)	1,045,871
	Total Communications Equipment	2,959,951

	Construction & Engineering – 2.5%

30,000	Chicago Bridge & Iron Company N.V.	1,007,100

18,000	Jacobs Engineering Group, Inc.	1,015,380
	Total Construction & Engineering	2,022,480

	Construction Materials – 1.4%

11,000	Eagle Materials Inc.	1,140,810

	Consumer Finance – 0.1%

1,000	Capital One Financial Corporation	93,860

	Containers & Packaging – 1.5%

2,000	Berry Plastics Corporation, (2)	100,660

20,400	WestRock Company	1,095,888
	Total Containers & Packaging	1,196,548

	Diversified Financial Services – 0.6%

3,000	Berkshire Hathaway Inc., Class B, (2)	514,260

	Diversified Telecommunication Services – 2.4%

5,000	AT&T Inc.	208,950

42,000	CenturyLink Inc.	1,018,920

95,000	Windstream Holdings Inc.	709,650
	Total Diversified Telecommunication Services	1,937,520

	Electrical Equipment – 1.3%

14,000	Regal-Beloit Corporation	1,042,300

	Electronic Equipment, Instruments & Components – 3.8%

15,000	Arrow Electronics, Inc., (2)	1,083,000

41,500	Jabil Circuit Inc.	1,058,665

61,000	Vishay Intertechnology Inc.	966,850
	Total Electronic Equipment, Instruments & Components	3,108,515

70	NUVEEN

Shares	Description (1)	Value

	Energy Equipment & Services – 1.9%

47,900	Rowan Companies Inc.	$867,948

50,000	Transocean Inc.	691,000
	Total Energy Equipment & Services	1,558,948

	Food & Staples Retailing – 5.4%

3,000	CVS Health Corporation	241,740

23,000	Sysco Corporation	1,212,560

17,000	Walgreens Boots Alliance Inc.	1,468,460

22,000	Wal-Mart Stores, Inc.	1,560,460
	Total Food & Staples Retailing	4,483,220

	Food Products – 1.4%

19,000	Tyson Foods, Inc., Class A	1,188,640

	Health Care Providers & Services – 9.2%

10,000	Aetna Inc.	1,287,600

13,000	AmerisourceBergen Corporation	1,189,630

16,000	Cardinal Health, Inc.	1,301,920

18,000	Express Scripts, Holding Company, (2)	1,271,700

9,000	McKesson HBOC Inc.	1,351,170

8,000	Wellcare Health Plans Inc., (2)	1,129,600
	Total Health Care Providers & Services	7,531,620

	Health Care Technology – 1.2%

22,700	Veeva Systems Inc., Class A Shares, (2)	991,763

	Hotels, Restaurants & Leisure – 5.4%

6,200	Dominos Pizza Inc.	1,176,822

19,600	Dunkin Brands Group Inc.	1,078,196

19,000	Hyatt Hotels Corporation, Class A, (2)	975,460

18,000	YUM! Brands, Inc.	1,175,760
	Total Hotels, Restaurants & Leisure	4,406,238

	Industrial Conglomerates – 0.4%

11,400	General Electric Company	339,834

	Insurance – 0.4%

2,800	Prudential Financial, Inc.	309,512

	Internet and Direct Marketing Retail – 0.5%

500	Amazon.com, Inc., (2)	422,520

	Internet Software & Services – 1.8%

1,400	Alphabet Inc., Class A, (2)	1,182,902

2,300	Facebook Inc., Class A Shares, (2)	311,742
	Total Internet Software & Services	1,494,644

NUVEEN	71

Nuveen Large Cap Core Plus Fund (continued)

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	IT Services – 3.2%

31,000	Booz Allen Hamilton Holding	$1,108,870

14,000	MasterCard, Inc.	1,546,440
	Total IT Services	2,655,310

	Machinery – 2.8%

15,000	Ingersoll Rand Company Limited, Class A	1,190,400

17,000	Oshkosh Truck Corporation	1,154,130
	Total Machinery	2,344,530

	Media – 4.5%

18,000	CBS Corporation, Class B	1,186,560

39,000	Discovery Communications Inc., Class A Shares, (2)	1,121,640

59,000	Gannett Company, Inc.	514,480

2,100	Omnicom Group, Inc.	178,710

32,900	Regal Entertainment Group, Class A	709,982
	Total Media	3,711,372

	Metals & Mining – 2.2%

5,000	Nucor Corporation	312,850

5,000	Reliance Steel & Aluminum Company	423,250

29,000	Steel Dynamics Inc.	1,061,400
	Total Metals & Mining	1,797,500

	Mortgage Real Estate Investment Trusts – 0.5%

20,100	Chimera Investments Corporation	386,724

	Multiline Retail – 3.6%

17,500	Big Lots, Inc.	898,450

23,000	Kohl’s Corporation	980,260

19,000	Target Corporation	1,116,630
	Total Multiline Retail	2,995,340

	Oil, Gas & Consumable Fuels – 0.6%

6,000	Exxon Mobil Corporation	487,920

	Personal Products – 0.7%

12,000	Nu Skin Enterprises, Inc., Class A	594,480

	Pharmaceuticals – 0.7%

4,400	Johnson & Johnson	537,724

	Professional Services – 1.3%

11,000	Manpower Inc.	1,067,440

	Real Estate Management & Development – 1.4%

32,000	CBRE Group Inc., (2)	1,139,840

	Road & Rail – 0.4%

3,000	Norfolk Southern Corporation	363,090

72	NUVEEN

Shares	Description (1)	Value

	Software – 5.6%

12,000	Citrix Systems, (2)	$947,400

14,000	Electronic Arts Inc., (2)	1,211,000

20,000	Microsoft Corporation	1,279,600

13,000	VMware Inc., (2)	1,168,570
	Total Software	4,606,570

	Specialty Retail – 9.0%

25,000	Best Buy Co., Inc.	1,103,250

13,000	Burlington Store Inc., (2)	1,157,130

46,000	Gap, Inc.	1,141,720

12,000	Home Depot, Inc.	1,738,920

10,200	Ross Stores, Inc.	699,516

86,000	Staples, Inc.	773,140

32,000	Urban Outfitters, Inc., (2)	832,960
	Total Specialty Retail	7,446,636

	Technology Hardware, Storage & Peripherals – 8.5%

34,000	Apple, Inc.	4,657,660

70,000	HP Inc.	1,215,900

23,000	NCR Corporation, (2)	1,105,610
	Total Technology Hardware, Storage & Peripherals	6,979,170

	Trading Companies & Distributors – 1.2%

14,000	WESCO International Inc., (2)	973,000

	Wireless Telecommunication Services – 2.7%

117,000	Sprint Corporation, (2)	1,030,770

19,000	T-Mobile US Inc., (2)	1,188,070
	Total Wireless Telecommunication Services	2,218,840
	Total Long-Term Investments (cost $94,447,911)	107,028,643

Shares	Description (1)	Value

	COMMON STOCKS SOLD SHORT – (30.2)% (3)

	Automobiles – (0.3)%

(1,000)	Tesla Motors Inc., (2)	$(249,990)

	Beverages – (1.6)%

(5,300)	Brown-Forman Corporation	(258,428)

(6,000)	Coca-Cola Company	(251,760)

(1,500)	Constellation Brands, Inc., Class A	(238,215)

(2,500)	Molson Coors Brewing Company, Class B	(250,975)

(5,700)	Monster Beverage Corporation, (2)	(236,208)
	Total Beverages	(1,235,586)

NUVEEN	73

Nuveen Large Cap Core Plus Fund (continued)

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	Biotechnology – (0.2)%

(1,400)	Intercept Pharmaceuticals Incorporated, (2)	$(178,626)

	Building Products – (0.5)%

(4,100)	Armstrong World Industries Inc., (2)	(188,600)

(5,801)	Johnson Controls International PLC	(243,294)
	Total Building Products	(431,894)

	Capital Markets – (0.3)%

(100)	Affiliated Managers Group Inc.	(16,793)

(8,100)	Artisan Partners Asset Management Inc.	(230,445)
	Total Capital Markets	(247,238)

	Chemicals – (1.6)%

(3,900)	Dow Chemical Company	(242,814)

(3,000)	E.I. Du Pont de Nemours and Company	(235,620)

(1,000)	Ecolab Inc.	(123,970)

(2,400)	PPG Industries, Inc.	(245,832)

(2,100)	Praxair, Inc.	(249,291)

(3,400)	WR Grace & Company	(240,856)
	Total Chemicals	(1,338,383)

	Commercial Services & Supplies – (0.3)%

(6,500)	Rollins Inc.	(237,640)

	Consumer Finance – (0.2)%

(9,200)	OneMain Holdings Inc., (2)	(257,784)

	Containers & Packaging – (0.3)%

(3,100)	Ball Corporation	(227,943)

	Diversified Telecommunication Services – (0.3)%

(4,900)	Verizon Communications Inc.	(243,187)

	Electric Utilities – (1.3)%

(6,000)	Alliant Energy Corporation	(236,880)

(100)	Duke Energy Corporation	(8,255)

(600)	NextEra Energy Inc.	(78,600)

(4,000)	PG&E Corporation	(267,000)

(6,700)	PPL Corporation	(247,096)

(5,100)	Southern Company	(259,182)
	Total Electric Utilities	(1,097,013)

	Electrical Equipment – (0.2)%

(900)	Acuity Brands Inc.	(190,170)

	Electronic Equipment, Instruments & Components – (0.6)%

(3,600)	Amphenol Corporation, Class A	(249,156)

(7,700)	National Instruments Corporation	(248,248)
	Total Electronic Equipment, Instruments & Components	(497,404)

74	NUVEEN

Shares	Description (1)	Value

	Energy Equipment & Services – (0.9)%

(4,700)	Halliburton Company	$(251,262)

(2,800)	Schlumberger Limited	(225,008)

(44,400)	Weatherford International PLC, (2)	(251,304)
	Total Energy Equipment & Services	(727,574)

	Equity Real Estate Investment Trusts – (0.5)%

(2,700)	Ventas Inc.	(175,635)

(7,600)	Weyerhaeuser Company	(256,272)
	Total Equity Real Estate Investment Trusts	(431,907)

	Food Products – (1.5)%

(6,700)	Hormel Foods Corporation	(236,175)

(3,300)	Kellogg Company	(244,431)

(2,400)	McCormick & Company, Incorporated	(236,208)

(5,800)	Mondelez International Inc.	(254,736)

(3,000)	Treehouse Foods Inc., (2)	(255,240)
	Total Food Products	(1,226,790)

	Gas Utilities – (0.3)%

(3,100)	Atmos Energy Corporation	(242,699)

	Health Care Equipment & Supplies – (1.4)%

(4,200)	DENTSPLY SIRONA Inc.	(266,784)

(2,700)	DexCom, Inc., (2)	(211,032)

(2,500)	Edwards Lifesciences Corporation, (2)	(235,100)

(300)	Intuitive Surgical, Inc., (2)	(221,100)

(1,900)	Stryker Corporation	(244,264)
	Total Health Care Equipment & Supplies	(1,178,280)

	Hotels, Restaurants & Leisure – (0.6)%

(600)	Chipotle Mexican Grill, (2)	(251,244)

(500)	Starbucks Corporation	(28,435)

(1,900)	Wynn Resorts Ltd	(182,685)
	Total Hotels, Restaurants & Leisure	(462,364)

	Household Durables – (1.0)%

(5,300)	Lennar Corporation, Class A	(258,587)

(1,200)	Mohawk Industries Inc., (2)	(271,632)

(5,200)	Newell Brands Inc.	(254,956)
	Total Household Durables	(785,175)

	Household Products – (0.9)%

(1,800)	Clorox Company	(246,258)

(3,600)	Colgate-Palmolive Company	(262,728)

(2,700)	Procter & Gamble Company	(245,889)
	Total Household Products	(754,875)

NUVEEN	75

Nuveen Large Cap Core Plus Fund (continued)

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	Industrial Conglomerates – (0.3)%

(1,200)	3M Co.	$(223,620)

(400)	Honeywell International Inc.	(49,800)
	Total Industrial Conglomerates	(273,420)

	Insurance – (0.9)%

(1,800)	Ace Limited	(248,706)

(1,900)	Erie Indemnity Company	(225,359)

(3,600)	Mercury General Corporation	(211,068)

(1,200)	MetLife, Inc.	(62,928)
	Total Insurance	(748,061)

	Internet and Direct Marketing Retail – (0.9)%

(300)	Amazon.com, Inc., (2)	(253,512)

(5,700)	Liberty Ventures, (2)	(250,002)

(1,600)	NetFlix.com Inc., (2)	(227,408)
	Total Internet and Direct Marketing Retail	(730,922)

	Internet Software & Services – (0.3)%

(19,100)	Pandora Media, Inc., (2)	(236,458)

	IT Services – (0.3)%

(3,200)	Global Payments Inc.	(255,008)

	Leisure Products – (0.3)%

(9,600)	Mattel, Inc.	(247,008)

	Life Sciences Tools & Services – (0.3)%

(1,200)	Illumina Inc., (2)	(200,880)

	Machinery – (0.3)%

(4,100)	Pentair Limited	(238,046)

	Media – (0.3)%

(800)	Charter Communications, Inc., Class A, (2)	(258,448)

	Metals & Mining – (0.4)%

(3,000)	Compass Minerals International, Inc.	(227,400)

(2,100)	Southern Copper Corporation	(76,986)
	Total Metals & Mining	(304,386)

	Multi-Utilities – (0.9)%

(3,100)	Consolidated Edison, Inc.	(238,824)

(3,400)	Dominion Resources, Inc.	(263,976)

(2,300)	Sempra Energy	(253,667)
	Total Multi-Utilities	(756,467)

	Oil, Gas & Consumable Fuels – (3.8)%

(4,700)	Apache Corporation	(247,173)

(9,700)	Cabot Oil & Gas Corporation	(212,430)

76	NUVEEN

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

(4,700)	Cheniere Energy Inc., (2)	$(225,835)

(24,700)	Chesapeake Energy Corporation	(134,615)

(1,500)	Cimarex Energy Company	(188,580)

(700)	Concho Resources Inc., (2)	(92,715)

(5,600)	Devon Energy Corporation	(242,816)

(2,600)	EOG Resources, Inc.	(252,174)

(3,100)	Exxon Mobil Corporation	(252,092)

(8,000)	Golar LNG, Limited	(218,480)

(4,800)	Hess Corporation	(246,912)

(2,500)	Kosmos Energy Inc., (2)	(15,350)

(200)	Newfield Exploration Company, (2)	(7,292)

(3,800)	Occidental Petroleum Corporation	(249,090)

(3,200)	Phillips 66	(250,208)

(1,300)	Pioneer Natural Resources Company	(241,761)

(3,600)	WPX Energy Inc., (2)	(46,440)
	Total Oil, Gas & Consumable Fuels	(3,123,963)

	Personal Products – (0.6)%

(13,200)	Coty Inc., Class A	(247,896)

(3,000)	Estee Lauder Companies Inc., Class A	(248,550)
	Total Personal Products	(496,446)

	Pharmaceuticals – (0.8)%

(4,400)	Bristol-Myers Squibb Company	(249,524)

(100)	Johnson & Johnson	(12,221)

(6,100)	Mylan NV, (2)	(255,285)

(2,100)	Zoetis Incorporated	(111,951)
	Total Pharmaceuticals	(628,981)

	Semiconductors & Semiconductor Equipment – (0.6)%

(1,200)	Broadcom Limited	(253,116)

(1,300)	NVIDIA Corporation	(131,924)

(15,100)	SunPower Corporation, (2)	(132,276)
	Total Semiconductors & Semiconductor Equipment	(517,316)

	Software – (1.2)%

(22,100)	FireEye Inc., (2)	(248,846)

(200)	Guidewire Software Incorporated, (2)	(10,928)

(3,100)	Salesforce.com, Inc., (2)	(252,185)

(5,900)	SS&C Technologies Holdings Inc.	(206,618)

(200)	Tyler Technologies Inc., (2)	(30,330)

(500)	Ultimate Software Group, Inc., (2)	(96,695)

(2,000)	Workday Inc., Class A, (2)	(165,860)
	Total Software	(1,011,462)

NUVEEN	77

Nuveen Large Cap Core Plus Fund (continued)

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	Specialty Retail – (1.0)%

(1,100)	Advance Auto Parts, Inc.	$(172,271)

(300)	AutoZone, Inc., (2)	(220,965)

(2,800)	CarMax, Inc., (2)	(180,712)

(900)	O’Reilly Automotive Inc., (2)	(244,539)
	Total Specialty Retail	(818,487)

	Technology Hardware, Storage & Peripherals – (0.2)%

(8,300)	Stratasys, Inc., (2)	(164,091)

	Textiles, Apparel & Luxury Goods – (0.5)%

(4,300)	Nike, Inc., Class B	(245,788)

(6,500)	Under Armour, Inc., (2)	(134,030)
	Total Textiles, Apparel & Luxury Goods	(379,818)

	Thrifts & Mortgage Finance – (0.3)%

(14,900)	New York Community Bancorp Inc.	(227,672)

	Tobacco – (0.6)%

(2,400)	Philip Morris International	(262,440)

(3,800)	Reynolds American Inc.	(233,966)
	Total Tobacco	(496,406)

	Water Utilities – (0.6)%

(3,400)	American Water Works Company	(265,200)

(7,700)	Aqua America Inc.	(244,398)
	Total Water Utilities	(509,598)
	Total Common Stocks Sold Short (proceeds $24,900,678)	(24,865,866)
	Other Assets Less Liabilities – 0.2%	137,524
	Net Assets – 100%	$82,300,301

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	The Fund may pledge up to 100% of its eligible long-term investments in the Portfolio of Investments as collateral for Common Stocks Sold Short. As of the end of the reporting period, long-term investments with a value of $34,005,907 have been pledged as collateral for Common Stocks Sold Short.

See accompanying notes to financial statements.

78	NUVEEN

Nuveen Equity Long/Short Fund

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 148.2%

	COMMON STOCKS – 148.2%

	Aerospace & Defense – 2.8%

8,000	Boeing Company	$1,441,840

4,500	TransDigm Group Inc., (2)	1,143,900
	Total Aerospace & Defense	2,585,740

	Airlines – 2.2%

10,500	Copa Holdings SA, Class A	1,118,145

18,000	Delta Air Lines, Inc.	898,740
	Total Airlines	2,016,885

	Auto Components – 1.1%

7,400	Lear Corporation	1,050,726

	Banks – 9.3%

72,300	Bank of America Corporation	1,784,364

24,600	Citigroup Inc.	1,471,326

22,400	JPMorgan Chase & Co.	2,029,888

72,900	Regions Financial Corporation	1,113,183

19,800	SunTrust Banks, Inc.	1,177,902

26,100	Synovus Financial Corp.	1,101,942
	Total Banks	8,678,605

	Biotechnology – 7.9%

8,700	Amgen Inc.	1,535,811

4,500	Biogen Inc., (2)	1,298,700

11,500	Celgene Corporation, (2)	1,420,365

13,900	Gilead Sciences Inc.	979,672

9,400	Incyte Pharmaceuticals Inc., (2)	1,251,140

18,000	Ionis Pharmaceuticals, Inc., (2)	895,860
	Total Biotechnology	7,381,548

	Building Products – 1.2%

19,500	Owens Corning	1,140,555

	Capital Markets – 3.7%

27,000	E*Trade Group Inc., (2)	931,770

28,400	Morgan Stanley	1,297,028

9,000	Raymond James Financial Inc.	707,040

6,700	State Street Corporation	534,057
	Total Capital Markets	3,469,895

NUVEEN	79

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	Chemicals – 4.8%

19,300	Cabot Corporation	$1,119,014

12,100	Celanese Corporation, Series A	1,078,957

13,800	Eastman Chemical Company	1,107,450

50,700	Huntsman Corporation	1,145,820
	Total Chemicals	4,451,241

	Communications Equipment – 4.1%

48,300	Cisco Systems, Inc.	1,650,894

27,500	CommScope Holding Company Inc., (2)	1,046,375

7,800	F5 Networks, Inc., (2)	1,117,506
	Total Communications Equipment	3,814,775

	Construction & Engineering – 2.2%

28,800	Chicago Bridge & Iron Company N.V.	966,816

19,100	Jacobs Engineering Group, Inc.	1,077,431
	Total Construction & Engineering	2,044,247

	Construction Materials – 1.2%

10,900	Eagle Materials Inc.	1,130,439

	Consumer Finance – 1.0%

24,700	Synchrony Financial	895,128

	Containers & Packaging – 3.7%

84,800	Graphic Packaging Holding Company	1,132,080

12,000	Packaging Corp. of America	1,109,160

21,600	WestRock Company	1,160,352
	Total Containers & Packaging	3,401,592

	Diversified Telecommunication Services – 2.2%

39,600	AT&T Inc.	1,654,884

17,700	CenturyLink Inc.	429,402
	Total Diversified Telecommunication Services	2,084,286

	Electric Utilities – 1.9%

11,800	Entergy Corporation	904,588

24,700	FirstEnergy Corp.	801,021
	Total Electric Utilities	1,705,609

	Electrical Equipment – 1.2%

14,800	Regal-Beloit Corporation	1,101,860

	Energy Equipment & Services – 2.4%

14,000	Dril Quip Inc., (2)	858,900

77,500	Ensco PLC	754,850

35,800	Rowan Companies Inc., Class A	648,696
	Total Energy Equipment & Services	2,262,446

80	NUVEEN

Shares	Description (1)	Value

	Equity Real Estate Investment Trusts – 4.0%

10,400	American Tower Corporation	$1,193,816

37,200	Host Hotels & Resorts Inc.	669,228

13,700	Prologis Inc.	699,385

3,900	SL Green Realty Corporation	439,452

22,000	Tanger Factory Outlet Centers	745,140
	Total Equity Real Estate Investment Trusts	3,747,021

	Food & Staples Retailing – 6.0%

16,700	CVS Health Corporation	1,345,686

22,200	Sysco Corporation	1,170,384

15,200	Walgreens Boots Alliance Inc.	1,312,976

8,900	Wal-Mart Stores, Inc.	631,277

37,200	Whole Foods Market, Inc.	1,140,924
	Total Food & Staples Retailing	5,601,247

	Food Products – 3.4%

28,300	ConAgra Foods, Inc.	1,166,243

6,000	JM Smucker Company	850,380

18,800	Tyson Foods, Inc., Class A	1,176,128
	Total Food Products	3,192,751

	Health Care Equipment & Supplies – 1.3%

28,600	Hologic Inc., (2)	1,160,588

	Health Care Providers & Services – 8.9%

9,300	Aetna Inc.	1,197,468

8,000	AmerisourceBergen Corporation	732,080

7,600	Anthem Inc.	1,252,632

17,500	Express Scripts, Holding Company, (2)	1,236,375

13,700	HCA Holdings Inc., (2)	1,195,188

7,800	McKesson HBOC Inc.	1,171,014

2,200	UnitedHealth Group Incorporated	363,836

8,000	Wellcare Health Plans Inc., (2)	1,129,600
	Total Health Care Providers & Services	8,278,193

	Health Care Technology – 1.2%

25,500	Veeva Systems Inc., Class A, (2)	1,114,095

	Hotels, Restaurants & Leisure – 5.8%

15,400	Darden Restaurants, Inc.	1,150,072

5,700	Dominos Pizza Inc.	1,081,917

20,200	Dunkin Brands Group Inc.	1,111,202

19,100	Hyatt Hotels Corporation, Class A, (2)	980,594

16,500	YUM! Brands, Inc.	1,077,780
	Total Hotels, Restaurants & Leisure	5,401,565

NUVEEN	81

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	Independent Power & Renewable Electricity Producers – 1.2%

94,200	AES Corporation	$1,085,184

	Insurance – 4.2%

3,400	Everest Reinsurance Group Ltd	799,476

21,000	First American Corporation	820,470

10,600	Prudential Financial, Inc.	1,171,724

22,600	Unum Group	1,103,558
	Total Insurance	3,895,228

	Internet Software & Services – 1.0%

28,000	Yelp Incorporated, (2)	943,600

	IT Services – 2.9%

4,900	Alliance Data Systems Corporation	1,190,602

13,100	MasterCard, Inc.	1,447,026
	Total IT Services	2,637,628

	Machinery – 7.1%

29,900	Allision Transmission Holdings Inc.	1,075,802

15,400	Crane Company	1,113,266

14,200	Ingersoll Rand Company Limited, Class A	1,126,912

15,300	Oshkosh Truck Corporation	1,038,717

7,500	Parker Hannifin Corporation	1,161,300

24,400	Timken Company	1,078,480
	Total Machinery	6,594,477

	Media – 6.7%

17,800	CBS Corporation, Class B	1,173,376

38,600	Discovery Communications inc., Class A, (2)	1,110,136

24,000	Lions Gate Entertainment Corporation, (2)	642,480

38,200	Live Nation Inc., (2)	1,085,262

48,800	Regal Entertainment Group, Class A	1,053,104

226,800	Sirius XM Holdings Inc.	1,154,412
	Total Media	6,218,770

	Metals & Mining – 2.3%

12,500	Reliance Steel & Aluminum Company	1,058,125

29,200	Steel Dynamics Inc.	1,068,720
	Total Metals & Mining	2,126,845

	Multiline Retail – 1.4%

18,100	Kohl’s Corporation	771,422

9,000	Target Corporation	528,930
	Total Multiline Retail	1,300,352

	Oil, Gas & Consumable Fuels – 3.1%

22,500	PBF Energy Inc.	551,025

82	NUVEEN

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

6,200	Tesoro Corporation	$528,178

16,500	Valero Energy Corporation	1,121,175

61,700	Whiting Petroleum Corporation, (2)	669,445
	Total Oil, Gas & Consumable Fuels	2,869,823

	Personal Products – 0.8%

15,700	Nu Skin Enterprises, Inc., Class A	777,778

	Pharmaceuticals – 1.5%

5,500	Allergan PLC	1,346,510

	Professional Services – 1.2%

11,200	Manpower Inc.	1,086,848

	Real Estate Management & Development – 0.5%

16,000	Realogy Holdings Corporation	443,200

	Road & Rail – 1.3%

9,700	Norfolk Southern Corporation	1,173,991

	Semiconductors & Semiconductor Equipment – 2.3%

9,300	Lam Research Corporation	1,102,422

37,600	Teradyne Inc.	1,069,344
	Total Semiconductors & Semiconductor Equipment	2,171,766

	Software – 7.4%

14,300	Citrix Systems, (2)	1,128,985

38,600	Microsoft Corporation	2,469,628

12,800	Red Hat, Inc., (2)	1,059,968

15,900	Synopsys Inc., (2)	1,135,896

12,500	VMware Inc., (2)	1,123,625
	Total Software	6,918,102

	Specialty Retail – 6.7%

19,500	Best Buy Co., Inc.	860,535

13,000	Burlington Store Inc., (2)	1,157,130

29,200	Gap, Inc.	724,744

11,200	Home Depot, Inc.	1,622,992

17,300	Ross Stores, Inc.	1,186,434

25,500	Urban Outfitters, Inc., (2)	663,765
	Total Specialty Retail	6,215,600

	Technology Hardware, Storage & Peripherals – 5.9%

23,300	Apple, Inc.	3,191,867

67,600	HP Inc.	1,174,212

23,300	NCR Corporation, (2)	1,120,031
	Total Technology Hardware, Storage & Peripherals	5,486,110

NUVEEN	83

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)			Value

	Textiles, Apparel & Luxury Goods – 1.2%

12,400	PVH Corporation			$1,135,840

	Trading Companies & Distributors – 3.6%

26,600	HD Suplly Holdings Inc., (2)			1,143,800

9,300	United Rentals Inc., (2)			1,190,679

15,000	WESCO International Inc., (2)			1,042,500
	Total Trading Companies & Distributors			3,376,979

	Wireless Telecommunication Services – 2.4%

118,000	Sprint Corporation, (2)			1,039,580

18,800	T-Mobile US Inc., (2)			1,175,564
	Total Wireless Telecommunication Services			2,215,144
	Total Long-Term Investments (cost $118,081,708)			137,730,812

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.4%

	REPURCHASE AGREEMENTS – 0.4%

$341	Repurchase Agreement with Fixed Income Clearing Corporation, dated 2/28/17 repurchase price $340,950, collateralized by $305,000 U.S. Treasury Bonds, 3.750%, due 11/15/43, value $352,561	0.030%	3/01/17	$340,949
	Total Short-Term Investments (cost $340,949)			340,949
	Total Investments (cost $118,422,657) – 148.6%			138,071,761

Shares	Description (1)			Value

	COMMON STOCKS SOLD SHORT – (79.5)% (3)

	Aerospace & Defense – (0.6)%

(5,900)	Orbital ATK, Inc.			$(545,278)

	Automobiles – (0.8)%

(2,900)	Tesla Motors Inc., (2)			(724,971)

	Banks – (0.8)%

(12,400)	Commerce Bancshares Inc.			(731,848)

	Beverages – (2.4)%

(15,300)	Brown-Forman Corporation, Class B			(746,028)

(7,500)	Molson Coors Brewing Company, Class B			(752,925)

(16,600)	Monster Beverage Corporation, (2)			(687,904)
	Total Beverages			(2,186,857)

	Biotechnology – (1.6)%

(5,800)	Intercept Pharmaceuticals Incorporated, (2)			(740,022)

(85,600)	Opko Health Inc., (2)			(718,184)
	Total Biotechnology			(1,458,206)

84	NUVEEN

Shares	Description (1)	Value

	Building Products – (0.8)%

(16,000)	Armstrong World Industries Inc., (2)	$(736,000)

	Capital Markets – (2.0)%

(4,100)	Affiliated Managers Group Inc.	(688,513)

(25,000)	Artisan Partners Asset Management Inc., Class A	(711,250)

(13,800)	Interactive Brokers Group, Inc.	(506,598)
	Total Capital Markets	(1,906,361)

	Chemicals – (5.3)%

(23,600)	CF Industries Holdings, Inc.	(741,512)

(9,200)	E.I. Du Pont de Nemours and Company	(722,568)

(4,400)	International Flavors & Fragrances Inc.	(553,080)

(1,600)	NewMarket Corporation	(697,104)

(7,100)	PPG Industries, Inc.	(727,253)

(6,200)	Praxair, Inc.	(736,002)

(10,400)	WR Grace & Company	(736,736)
	Total Chemicals	(4,914,255)

	Commercial Services & Supplies – (0.7)%

(19,000)	Rollins Inc.	(694,640)

	Containers & Packaging – (0.8)%

(10,200)	Ball Corporation	(750,006)

	Distributors – (0.7)%

(20,400)	LKQ Corporation, (2)	(644,232)

	Diversified Telecommunication Services – (0.8)%

(15,200)	Verizon Communications Inc.	(754,376)

	Electric Utilities – (2.9)%

(19,400)	Alliant Energy Corporation	(765,912)

(11,500)	PG&E Corporation	(767,625)

(15,100)	Southern Company	(767,382)

(7,100)	Westar Energy Inc.	(383,258)
	Total Electric Utilities	(2,684,177)

	Electrical Equipment – (0.7)%

(3,300)	Acuity Brands Inc.	(697,290)

	Electronic Equipment, Instruments & Components – (0.6)%

(18,200)	National Instruments Corporation	(586,768)

	Energy Equipment & Services – (2.1)%

(13,900)	Halliburton Company	(743,094)

(7,500)	Schlumberger Limited	(602,700)

(103,000)	Weatherford International PLC, (2)	(582,980)
	Total Energy Equipment & Services	(1,928,774)

NUVEEN	85

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	Equity Real Estate Investment Trusts – (3.6)%

(18,500)	Kimco Realty Corporation	$(448,625)

(15,300)	National Retail Properties, Inc.	(692,172)

(7,600)	Realty Income Corporation	(465,728)

(6,300)	Regency Centers Corporation	(443,205)

(8,800)	Ventas Inc.	(572,440)

(21,800)	Weyerhaeuser Company	(735,096)
	Total Equity Real Estate Investment Trusts	(3,357,266)

	Food & Staples Retailing – (0.8)%

(6,300)	Casey’s General Stores, Inc.	(721,854)

	Food Products – (3.5)%

(21,400)	Hormel Foods Corporation	(754,350)

(7,400)	Kellogg Company	(548,118)

(7,200)	McCormick & Company, Incorporated	(708,624)

(11,500)	Mondelez International Inc.	(505,080)

(8,700)	Treehouse Foods Inc., (2)	(740,196)
	Total Food Products	(3,256,368)

	Gas Utilities – (0.8)%

(9,600)	Atmos Energy Corporation	(751,584)

	Health Care Equipment & Supplies – (3.1)%

(12,200)	DENTSPLY SIRONA Inc.	(774,944)

(7,900)	DexCom, Inc., (2)	(617,464)

(7,900)	Edwards Lifesciences Corp., (2)	(742,916)

(8,700)	West Pharmaceutical Services Inc.	(717,489)
	Total Health Care Equipment & Supplies	(2,852,813)

	Hotels, Restaurants & Leisure – (0.8)%

(900)	Chipotle Mexican Grill, (2)	(376,866)

(4,000)	Wynn Resorts Ltd	(384,600)
	Total Hotels, Restaurants & Leisure	(761,466)

	Household Durables – (1.2)%

(1,800)	Mohawk Industries Inc., (2)	(407,448)

(14,900)	Newell Brands Inc.	(730,547)
	Total Household Durables	(1,137,995)

	Household Products – (1.4)%

(5,400)	Clorox Company	(738,774)

(7,500)	Colgate-Palmolive Company	(547,350)
	Total Household Products	(1,286,124)

	Insurance – (3.0)%

(5,400)	Ace Limited	(746,118)

86	NUVEEN

Shares	Description (1)	Value

	Insurance (continued)

(6,200)	Erie Indemnity Company	$(735,382)

(12,800)	Mercury General Corporation	(750,464)

(10,200)	MetLife, Inc.	(534,888)
	Total Insurance	(2,766,852)

	Internet & Catalog Retail – (2.3)%

(34,100)	Liberty Interactive Corporation, Class A, (2)	(643,808)

(17,000)	Liberty Ventures, (2)	(745,620)

(17,500)	TripAdvisor Inc., (2)	(725,725)
	Total Internet & Catalog Retail	(2,115,153)

	Internet Software & Services – (1.4)%

(50,100)	Pandora Media, Inc., (2)	(620,238)

(20,800)	Zillow Group, Inc., (2)	(705,952)
	Total Internet Software & Services	(1,326,190)

	IT Services – (0.8)%

(9,400)	Global Payments Inc.	(749,086)

	Leisure Products – (0.8)%

(28,800)	Mattel, Inc.	(741,024)

	Life Sciences Tools & Services – (1.4)%

(2,800)	Bio-Rad Laboratories Inc., (2)	(544,992)

(30,100)	Bruker Biosciences Corporation	(726,915)
	Total Life Sciences Tools & Services	(1,271,907)

	Machinery – (0.8)%

(12,600)	Pentair Limited	(731,556)

	Media – (0.8)%

(2,200)	Charter Communications, Inc., Class A, (2)	(710,732)

	Metals & Mining – (0.8)%

(9,700)	Compass Minerals International, Inc.	(735,260)

	Multi-Utilities – (1.6)%

(9,200)	Consolidated Edison, Inc.	(708,768)

(9,800)	Dominion Resources, Inc.	(760,872)
	Total Multi-Utilities	(1,469,640)

	Oil, Gas & Consumable Fuels – (6.9)%

(14,600)	Cheniere Energy Inc., (2)	(701,530)

(4,800)	Cimarex Energy Company	(603,456)

(14,200)	Devon Energy Corporation	(615,712)

(6,300)	EOG Resources, Inc.	(611,037)

(4,600)	Exxon Mobil Corporation	(374,072)

(12,300)	Golar LNG, Limited	(335,913)

NUVEEN	87

Nuveen Equity Long/Short Fund (continued)

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

(12,800)	Hess Corporation	$(658,432)

(93,100)	Kosmos Energy Inc., (2)	(571,634)

(9,800)	Occidental Petroleum Corporation	(642,390)

(6,500)	Phillips 66	(508,235)

(16,800)	Range Resources Corporation	(464,016)

(28,800)	WPX Energy Inc., (2)	(371,520)
	Total Oil, Gas & Consumable Fuels	(6,457,947)

	Personal Products – (1.4)%

(39,300)	Coty Inc., Class A	(738,054)

(7,100)	Estee Lauder Companies Inc., Class A	(588,235)
	Total Personal Products	(1,326,289)

	Pharmaceuticals – (1.4)%

(9,900)	Bristol-Myers Squibb Company	(561,429)

(17,200)	Mylan NV, (2)	(719,820)
	Total Pharmaceuticals	(1,281,249)

	Professional Services – (0.8)%

(5,700)	Equifax Inc.	(747,327)

	Semiconductors & Semiconductor Equipment – (1.1)%

(2,400)	Broadcom Limited	(506,232)

(15,000)	First Solar Inc., (2)	(542,850)
	Total Semiconductors & Semiconductor Equipment	(1,049,082)

	Software – (5.0)%

(64,500)	FireEye Inc., (2)	(726,270)

(8,300)	Guidewire Software Incorporated, (2)	(453,512)

(8,200)	Salesforce.com, Inc., (2)	(667,070)

(22,000)	SS&C Technologies Holdings Inc.	(770,440)

(4,900)	Tyler Technologies Inc., (2)	(743,085)

(3,200)	Ultimate Software Group, Inc., (2)	(618,848)

(8,400)	Workday Inc., Class A, (2)	(696,612)
	Total Software	(4,675,837)

	Specialty Retail – (3.2)%

(4,700)	Advance Auto Parts, Inc.	(736,067)

(11,300)	CarMax, Inc., (2)	(729,302)

(8,100)	Tiffany & Co.	(744,147)

(10,400)	Tractor Supply Company	(737,464)
	Total Specialty Retail	(2,946,980)

	Textiles, Apparel & Luxury Goods – (3.3)%

(19,200)	Coach, Inc.	(731,328)

(35,000)	Hanesbrands Inc.	(700,350)

88	NUVEEN

Shares	Description (1)	Value

	Textiles, Apparel & Luxury Goods (continued)

(8,800)	Lululemon Athletica Inc., (2)	$(574,288)

(28,000)	Skechers USA Inc., (2)	(718,760)

(18,900)	Under Armour, Inc., (2)	(389,718)
	Total Textiles, Apparel & Luxury Goods	(3,114,444)

	Thrifts & Mortgage Finance – (0.8)%

(47,700)	New York Community Bancorp Inc.	(728,856)

	Tobacco – (0.6)%

(5,300)	Philip Morris International	(579,555)

	Trading Companies & Distributors – (0.8)%

(14,500)	Fastenal Company	(725,435)

	Water Utilities – (1.7)%

(9,900)	American Water Works Company	(772,200)

(24,300)	Aqua America Inc.	(771,282)
	Total Water Utilities	(1,543,482)
	Total Common Stocks Sold Short (proceeds $71,347,167)	(73,863,392)
	Other Assets Less Liabilities – 30.9%	28,726,972
	Net Assets – 100%	$92,935,341

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	The Fund may pledge up to 100% of its eligible long-term investments in the Portfolio of Investments as collateral for Common Stocks Sold Short. As of the end of the reporting period, long-term investments with a value of $68,288,723 have been pledged as collateral for Common Stocks Sold Short.

See accompanying notes to financial statements.

NUVEEN	89

Nuveen Equity Market Neutral Fund

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.2%

	COMMON STOCKS – 99.2%

	Aerospace & Defense – 3.1%

3,600	Boeing Company	$648,828

10,400	Spirit AeroSystems Holdings Inc.	640,744

2,400	TransDigm Group Inc., (2)	610,080
	Total Aerospace & Defense	1,899,652

	Airlines – 3.0%

6,100	Copa Holdings SA	649,589

11,200	Delta Air Lines, Inc.	559,216

8,900	United Continental Holdings Inc., (2)	659,401
	Total Airlines	1,868,206

	Auto Components – 2.0%

4,500	Lear Corporation	638,955

6,400	Visteon Corporation, (2)	593,088
	Total Auto Components	1,232,043

	Automobiles – 2.9%

46,100	Ford Motor Company	577,633

17,000	General Motors Company	626,280

10,300	Harley-Davidson, Inc.	580,714
	Total Automobiles	1,784,627

	Banks – 1.8%

26,300	Bank of America Corporation	649,084

10,700	Zions Bancorporation	480,430
	Total Banks	1,129,514

	Biotechnology – 4.4%

3,700	Amgen Inc.	653,161

2,400	Biogen Inc., (2)	692,640

5,500	Celgene Corporation, (2)	679,305

9,700	Gilead Sciences, Inc.	683,656
	Total Biotechnology	2,708,762

	Building Products – 1.0%

10,400	Owens Corning	608,296

	Capital Markets – 5.6%

12,600	Bank New York Mellon	593,964

7,800	E*Trade Group Inc., (2)	269,178

2,700	Goldman Sachs Group, Inc.	669,762

90	NUVEEN

Shares	Description (1)	Value

	Capital Markets (continued)

13,600	Morgan Stanley	$621,112

8,400	Raymond James Financial Inc.	659,904

4,900	S&P Global, Inc.	634,403
	Total Capital Markets	3,448,323

	Chemicals – 1.0%

10,600	Cabot Corporation	614,588

	Commercial Services & Supplies – 0.9%

33,400	R.R. Donnelley & Sons Company	560,118

	Communications Equipment – 2.0%

17,000	Cisco Systems, Inc.	581,060

4,700	F5 Networks, Inc., (2)	673,369
	Total Communications Equipment	1,254,429

	Construction & Engineering – 1.8%

16,500	Chicago Bridge & Iron Company N.V.	553,905

10,100	Jacobs Engineering Group, Inc.	569,741
	Total Construction & Engineering	1,123,646

	Construction Materials – 1.0%

6,100	Eagle Materials Inc.	632,631

	Containers & Packaging – 3.0%

13,100	Berry Plastics Corporation, (2)	659,323

6,100	Packaging Corp. of America	563,823

12,000	WestRock Company	644,640
	Total Containers & Packaging	1,867,786

	Diversified Telecommunication Services – 1.3%

22,800	CenturyLink Inc.	553,128

32,300	Windstream Holdings Inc.	241,281
	Total Diversified Telecommunication Services	794,409

	Electrical Equipment – 0.9%

7,400	Regal-Beloit Corporation	550,930

	Electronic Equipment, Instruments & Components – 2.8%

8,100	Arrow Electronics, Inc., (2)	584,820

24,800	Jabil Circuit Inc.	632,648

34,300	Vishay Intertechnology Inc.	543,655
	Total Electronic Equipment, Instruments & Components	1,761,123

	Energy Equipment & Services – 2.5%

9,000	Dril Quip Inc., (2)	552,150

28,500	Rowan Companies Inc.	516,420

36,300	Transocean Inc.	501,666
	Total Energy Equipment & Services	1,570,236

NUVEEN	91

Nuveen Equity Market Neutral Fund (continued)

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	Equity Real Estate Investment Trusts – 0.9%

15,800	Tanger Factory Outlet Centers	$535,146

	Food & Staples Retailing – 3.0%

12,000	Sysco Corporation	632,640

7,800	Walgreens Boots Alliance Inc.	673,764

7,600	Wal-Mart Stores, Inc.	539,068
	Total Food & Staples Retailing	1,845,472

	Food Products – 0.8%

7,500	Tyson Foods, Inc., Class A	469,200

	Health Care Providers & Services – 5.1%

4,300	Aetna Inc.	553,668

1,800	AmerisourceBergen Corporation	164,718

7,900	Cardinal Health, Inc.	642,823

8,600	Express Scripts, Holding Company, (2)	607,590

3,900	McKesson HBOC Inc.	585,507

4,300	Wellcare Health Plans Inc., (2)	607,160
	Total Health Care Providers & Services	3,161,466

	Health Care Technology – 1.0%

13,900	Veeva Systems Inc., Class A Shares, (2)	607,291

	Hotels, Restaurants & Leisure – 5.8%

8,800	Brinker International Inc.	371,712

3,700	Dominos Pizza Inc.	702,297

12,300	Dunkin Brands Group Inc.	676,623

12,300	Hyatt Hotels Corporation, Class A, (2)	631,482

20,900	International Game Technology PLC	564,300

9,600	YUM! Brands, Inc.	627,072
	Total Hotels, Restaurants & Leisure	3,573,486

	Household Durables – 1.9%

13,300	Tempur Sealy International, Inc., (2)	614,327

3,100	Whirlpool Corporation	553,629
	Total Household Durables	1,167,956

	Household Products – 0.5%

2,200	Spectrum Brands Inc.	298,584

	IT Services – 2.0%

19,000	Booz Allen Hamilton Holding	679,630

5,300	MasterCard, Inc.	585,438
	Total IT Services	1,265,068

	Machinery – 3.8%

7,200	Ingersoll Rand Company Limited, Class A	571,392

92	NUVEEN

Shares	Description (1)	Value

	Machinery (continued)

18,800	Joy Global Inc.	$529,972

9,500	Oshkosh Truck Corporation	644,955

20,100	Terex Corporation	627,924
	Total Machinery	2,374,243

	Media – 6.0%

9,500	CBS Corporation, Class B	626,240

23,000	Discovery Communications Inc., Class A Shares, (2)	661,480

49,800	Gannett Company, Inc.	434,256

9,700	John Wiley and Sons Inc., Class A	506,340

16,100	Liberty Sirius Group, Class-A Shares, (2)	633,213

25,800	Regal Entertainment Group, Class A	556,764

3,300	Scripps Networks Interactive, Class A Shares	266,541
	Total Media	3,684,834

	Metals & Mining – 1.0%

17,000	Steel Dynamics Inc.	622,200

	Mortgage Real Estate Investment Trusts – 1.0%

33,000	Chimera Investments Corporation	634,920

	Multiline Retail – 2.7%

9,300	Big Lots, Inc.	477,462

5,000	Dillard’s, Inc., Class A	272,600

11,600	Kohl’s Corporation	494,392

7,500	Target Corporation	440,775
	Total Multiline Retail	1,685,229

	Oil, Gas & Consumable Fuels – 2.4%

7,200	Tesoro Corporation	613,368

35,100	Whiting Petroleum Corporation, (2)	380,835

14,200	World Fuel Services Corporation	513,614
	Total Oil, Gas & Consumable Fuels	1,507,817

	Personal Products – 0.7%

9,300	Nu Skin Enterprises, Inc., Class A	460,722

	Professional Services – 1.0%

6,200	Manpower Inc.	601,648

	Real Estate Management & Development – 2.0%

18,400	CBRE Group Inc., (2)	655,408

21,500	Realogy Holdings Corporation	595,550
	Total Real Estate Management & Development	1,250,958

	Road & Rail – 0.1%

2,400	Avis Budget Group Inc., (2)	82,992

NUVEEN	93

Nuveen Equity Market Neutral Fund (continued)

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)			Value

	Software – 3.6%

13,400	Cadence Design Systems, Inc., (2)			$414,060

6,200	Citrix Systems, (2)			489,490

9,000	Synopsys Inc., (2)			642,960

7,500	VMware Inc., (2)			674,175
	Total Software			2,220,685

	Specialty Retail – 6.0%

14,500	Best Buy Co., Inc.			639,885

7,800	Burlington Store Inc., (2)			694,278

25,400	Gap, Inc.			630,428

4,200	Home Depot, Inc.			608,622

68,900	Staples, Inc.			619,411

19,100	Urban Outfitters, Inc., (2)			497,173
	Total Specialty Retail			3,689,797

	Technology Hardware, Storage & Peripherals – 3.2%

4,800	Apple, Inc.			657,552

38,100	HP Inc.			661,797

13,200	NCR Corporation, (2)			634,524
	Total Technology Hardware, Storage & Peripherals			1,953,873

	Trading Companies & Distributors – 0.9%

8,400	WESCO International Inc., (2)			583,800

	Wireless Telecommunication Services – 2.8%

65,900	Sprint Corporation, (2)			580,579

18,900	Telephone and Data Systems Inc.			510,867

10,700	T-Mobile US Inc., (2)			669,071
	Total Wireless Telecommunication Services			1,760,517
	Total Long-Term Investments (cost $54,207,699)			61,447,223

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.5%

	REPURCHASE AGREEMENTS – 1.5%

$876	Repurchase Agreement with Fixed Income Clearing Corporation, dated 2/28/17, repurchase price $875,760, collateralized by $800,000 U.S. Treasury Bonds, 3.625%, due 2/15/44, value $897,509	0.030%	3/01/17	$875,759
	Total Short-Term Investments (cost $875,759)			875,759
	Total Investments (cost $55,083,458) – 100.7%			62,322,982

Shares	Description (1)			Value

	COMMON STOCKS SOLD SHORT – (91.9)% (3)

	Aerospace & Defense – (0.9)%

(5,900)	Orbital ATK, Inc.			$(545,278)

94	NUVEEN

Shares	Description (1)	Value

	Automobiles – (0.9)%

(2,300)	Tesla Motors Inc., (2)	$(574,977)

	Beverages – (3.6)%

(12,900)	Brown-Forman Corporation	(629,004)

(11,300)	Coca-Cola Company	(474,148)

(6,100)	Molson Coors Brewing Company, Class B	(612,379)

(12,500)	Monster Beverage Corporation, (2)	(518,000)
	Total Beverages	(2,233,531)

	Biotechnology – (1.3)%

(3,100)	Intercept Pharmaceuticals Incorporated, (2)	(395,529)

(45,100)	Opko Health Inc., (2)	(378,389)
	Total Biotechnology	(773,918)

	Building Products – (1.0)%

(13,100)	Armstrong World Industries Inc., (2)	(602,600)

	Capital Markets – (1.9)%

(3,600)	Affiliated Managers Group Inc.	(604,548)

(19,400)	Artisan Partners Asset Management Inc.	(551,930)
	Total Capital Markets	(1,156,478)

	Chemicals – (6.6)%

(17,600)	CF Industries Holdings, Inc.	(552,992)

(1,900)	Dow Chemical Company	(118,294)

(6,800)	E.I. Du Pont de Nemours and Company	(534,072)

(4,200)	International Flavors & Fragrances Inc.	(527,940)

(1,300)	NewMarket Corporation	(566,397)

(5,800)	PPG Industries, Inc.	(594,094)

(5,100)	Praxair, Inc.	(605,421)

(8,400)	WR Grace & Company	(595,056)
	Total Chemicals	(4,094,266)

	Commercial Services & Supplies – (1.0)%

(16,600)	Rollins Inc.	(606,896)

	Consumer Finance – (1.0)%

(22,200)	OneMain Holdings Inc., (2)	(622,044)

	Containers & Packaging – (0.9)%

(8,000)	Ball Corporation	(588,240)

	Electric Utilities – (4.7)%

(14,800)	Alliant Energy Corporation	(584,304)

(7,600)	Duke Energy Corporation	(627,380)

(8,900)	PG&E Corporation	(594,075)

(12,200)	Southern Company	(620,004)

NUVEEN	95

Nuveen Equity Market Neutral Fund (continued)

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	Electric Utilities (continued)

(9,000)	Westar Energy Inc.	$(485,820)
	Total Electric Utilities	(2,911,583)

	Electrical Equipment – (0.9)%

(2,700)	Acuity Brands Inc.	(570,510)

	Electronic Equipment, Instruments & Components – (1.0)%

(18,300)	National Instruments Corporation	(589,992)

	Energy Equipment & Services – (2.7)%

(10,200)	Halliburton Company	(545,292)

(6,600)	Schlumberger Limited	(530,376)

(105,200)	Weatherford International PLC, (2)	(595,432)
	Total Energy Equipment & Services	(1,671,100)

	Equity Real Estate Investment Trusts – (2.8)%

(24,500)	Kimco Realty Corporation	(594,125)

(9,000)	Ventas Inc.	(585,450)

(16,300)	Weyerhaeuser Company	(549,636)
	Total Equity Real Estate Investment Trusts	(1,729,211)

	Food & Staples Retailing – (0.9)%

(5,000)	Casey’s General Stores, Inc.	(572,900)

	Food Products – (3.0)%

(17,000)	Hormel Foods Corporation	(599,250)

(1,300)	Kellogg Company	(96,291)

(5,900)	McCormick & Company, Incorporated	(580,678)

(6,900)	Treehouse Foods Inc., (2)	(587,052)
	Total Food Products	(1,863,271)

	Gas Utilities – (1.0)%

(7,700)	Atmos Energy Corporation	(602,833)

	Health Care Equipment & Supplies – (3.6)%

(10,300)	DENTSPLY SIRONA Inc.	(654,256)

(6,600)	DexCom, Inc., (2)	(515,856)

(5,900)	Edwards Lifesciences Corporation, (2)	(554,836)

(6,400)	West Pharmaceutical Services Inc.	(527,808)
	Total Health Care Equipment & Supplies	(2,252,756)

	Hotels, Restaurants & Leisure – (1.9)%

(1,400)	Chipotle Mexican Grill, (2)	(586,236)

(6,000)	Wynn Resorts Ltd	(576,900)
	Total Hotels, Restaurants & Leisure	(1,163,136)

	Household Durables – (3.0)%

(13,000)	Lennar Corporation, Class A	(634,270)

96	NUVEEN

Shares	Description (1)	Value

	Household Durables (continued)

(2,800)	Mohawk Industries Inc., (2)	$(633,808)

(12,600)	Newell Brands Inc.	(617,778)
	Total Household Durables	(1,885,856)

	Household Products – (2.1)%

(4,300)	Clorox Company	(588,283)

(8,200)	Colgate-Palmolive Company	(598,436)

(1,100)	Procter & Gamble Company	(100,177)
	Total Household Products	(1,286,896)

	Insurance – (2.7)%

(4,300)	Ace Limited	(594,131)

(4,900)	Erie Indemnity Company	(581,189)

(8,900)	Mercury General Corporation	(521,807)
	Total Insurance	(1,697,127)

	Internet and Direct Marketing Retail – (2.7)%

(4,700)	Liberty Interactive Corporation, Class A Shares, (2)	(88,736)

(13,500)	Liberty Ventures, (2)	(592,110)

(3,700)	NetFlix.com Inc., (2)	(525,881)

(10,900)	TripAdvisor Inc., (2)	(452,023)
	Total Internet and Direct Marketing Retail	(1,658,750)

	Internet Software & Services – (0.9)%

(42,700)	Pandora Media, Inc., (2)	(528,626)

	IT Services – (0.9)%

(7,200)	Global Payments Inc.	(573,768)

	Leisure Products – (1.0)%

(23,200)	Mattel, Inc.	(596,936)

	Life Sciences Tools & Services – (2.2)%

(3,000)	Bio-Rad Laboratories Inc., (2)	(583,920)

(25,000)	Bruker Biosciences Corporation	(603,750)

(2,800)	Perkinelmer Inc.	(151,928)
	Total Life Sciences Tools & Services	(1,339,598)

	Machinery – (0.9)%

(10,100)	Pentair Limited	(586,406)

	Media – (0.9)%

(1,800)	Charter Communications, Inc., Class A, (2)	(581,508)

	Metals & Mining – (0.9)%

(7,800)	Compass Minerals International, Inc.	(591,240)

NUVEEN	97

Nuveen Equity Market Neutral Fund (continued)

Portfolio of Investments	February 28, 2017 (Unaudited)

Shares	Description (1)	Value

	Multi-Utilities – (1.0)%

(8,200)	Dominion Resources, Inc.	$(636,648)

	Oil, Gas & Consumable Fuels – (7.5)%

(11,100)	Cheniere Energy Inc., (2)	(533,355)

(3,800)	Cimarex Energy Company	(477,736)

(10,900)	Devon Energy Corporation	(472,624)

(5,100)	EOG Resources, Inc.	(494,649)

(6,900)	Exxon Mobil Corporation	(561,108)

(7,900)	Golar LNG, Limited	(215,749)

(11,200)	Hess Corporation	(576,128)

(6,900)	Occidental Petroleum Corporation	(452,295)

(800)	Phillips 66	(62,552)

(2,400)	Pioneer Natural Resources Company	(446,328)

(4,200)	Range Resources Corporation	(116,004)

(20,000)	WPX Energy Inc., (2)	(258,000)
	Total Oil, Gas & Consumable Fuels	(4,666,528)

	Personal Products – (1.7)%

(32,100)	Coty Inc., Class A	(602,838)

(6,000)	Edgewell Personal Care Co.	(443,040)
	Total Personal Products	(1,045,878)

	Pharmaceuticals – (1.3)%

(3,100)	Bristol-Myers Squibb Company	(175,801)

(15,100)	Mylan NV, (2)	(631,935)
	Total Pharmaceuticals	(807,736)

	Professional Services – (0.9)%

(4,100)	Equifax Inc.	(537,551)

	Textiles, Apparel & Luxury Goods – (4.1)%

(15,200)	Coach, Inc.	(578,968)

(28,500)	Hanesbrands Inc.	(570,285)

(7,900)	Lululemon Athletica Inc., (2)	(515,554)

(21,900)	Skechers USA Inc., (2)	(562,173)

(15,200)	Under Armour, Inc., (2)	(313,424)
	Total Textiles, Apparel & Luxury Goods	(2,540,404)

	Semiconductors & Semiconductor Equipment – (1.6)%

(2,700)	Broadcom Limited	(569,511)

(46,100)	SunPower Corporation, (2)	(403,836)
	Total Semiconductors & Semiconductor Equipment	(973,347)

	Software – (4.5)%

(44,000)	FireEye Inc., (2)	(495,440)

98	NUVEEN

Shares	Description (1)	Value

	Software (continued)

(7,200)	Salesforce.com, Inc., (2)	$(585,720)

(14,900)	SS&C Technologies Holdings Inc.	(521,798)

(1,000)	Tyler Technologies Inc., (2)	(151,650)

(2,300)	Ultimate Software Group, Inc., (2)	(444,797)

(6,900)	Workday Inc., Class A, (2)	(572,217)
	Total Software	(2,771,622)

	Specialty Retail – (3.4)%

(3,100)	Advance Auto Parts, Inc.	(485,491)

(8,300)	CarMax, Inc., (2)	(535,682)

(6,100)	Tiffany & Co.	(560,407)

(7,200)	Tractor Supply Company	(510,552)
	Total Specialty Retail	(2,092,132)

	Technology Hardware, Storage & Peripherals – (0.3)%

(10,300)	Stratasys, Inc., (2)	(203,631)

	Thrifts & Mortgage Finance – (1.0)%

(39,100)	New York Community Bancorp Inc.	(597,448)

	Tobacco – (1.8)%

(5,400)	Philip Morris International	(590,490)

(9,000)	Reynolds American Inc.	(554,130)
	Total Tobacco	(1,144,620)

	Trading Companies & Distributors – (0.9)%

(11,000)	Fastenal Company	(550,330)

	Water Utilities – (2.1)%

(8,200)	American Water Works Company	(639,600)

(19,900)	Aqua America Inc.	(631,626)
	Total Water Utilities	(1,271,226)
	Total Common Stocks Sold Short (proceeds $56,979,956)	(56,891,332)
	Other Assets Less Liabilities – 91.2%	56,487,996
	Net Assets – 100%	$61,919,646

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	The Fund may pledge up to 100% of its eligible long-term investments in the Portfolio of Investments as collateral for Common Stocks Sold Short. As of the end of the reporting period, long-term investments with a value of $10,971,601 have been pledged as collateral for Common Stocks Sold Short.

See accompanying notes to financial statements.

NUVEEN	99

Statement of

Assets and Liabilities	February 28, 2017 (Unaudited)

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core	Core Dividend
Assets
Long-term investments, at value ($385,124,019, $309,205,962, $68,189,918, $81,966,935 and $41,457,448, respectively)	$440,963,780	$344,555,540	$76,581,195	$87,475,000	$44,624,981
Short-term investments, at value (cost approximates value)	1,380,985	—	—	—	—
Cash	—	—	43,476	—	—
Cash collateral at brokers(1)	—	—	—	—	—
Receivable for:
Dividends	665,920	418,367	110,407	189,202	84,373
Investments sold	1,611,604	5,860,194	489,889	1,919,085	1,478,401
Shares sold	912,762	2,535,161	185,050	118,896	161,911
Other assets	119,451	15,592	14,207	13,522	12,246
Total assets	445,654,502	353,384,854	77,424,224	89,715,705	46,361,912
Liabilities
Cash overdraft	—	1,541	—	1,082,723	208,516
Common stocks sold short, at value (proceeds $ —, $ —, $ —, $ — and $ —, respectively)	—	—	—	—	—
Payable for:
Dividends on common stocks sold short	—	—	—	—	—
Investments purchased	2,361,710	7,239,420	407,658	—	1,293,484
Shares redeemed	296,580	547,761	72,066	156,820	78,836
Accrued expenses:
Management fees	216,009	160,492	38,135	44,136	16,941
Trustees fees	100,501	2,953	780	1,058	457
12b-1 distribution and service fees	71,720	55,362	10,431	24,308	9,879
Other	144,091	107,175	41,198	65,645	36,144
Total liabilities	3,190,611	8,114,704	570,268	1,374,690	1,644,257
Net assets	$442,463,891	$345,270,150	$76,853,956	$88,341,015	$44,717,655
Class A Shares
Net assets	$265,252,755	$65,520,573	$15,552,110	$37,240,530	$26,519,706
Shares outstanding	10,277,709	2,170,614	545,284	1,310,962	1,006,381
Net asset value (“NAV”) per share	$25.81	$30.19	$28.52	$28.41	$26.35
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$27.38	$32.03	$30.26	$30.14	$27.96
Class C Shares
Net assets	$28,268,610	$57,454,545	$9,902,231	$22,236,874	$6,558,887
Shares outstanding	1,142,816	1,925,544	352,148	794,224	249,442
NAV and offering price per share	$24.74	$29.84	$28.12	$28.00	$26.29
Class R3 Shares
Net assets	$226,859	$—	$—	$—	$—
Shares outstanding	8,726	—	—	—	—
NAV and offering price per share	$26.00	$—	$—	$—	$—
Class R6 Shares
Net assets	$18,477,501	$17,425,547	$29,390	$28,174	$—
Shares outstanding	712,056	576,771	1,030	991	—
NAV and offering price per share	$25.95	$30.21	$28.53	$28.42	$—
Class I Shares
Net assets	$130,238,166	$204,869,485	$51,370,225	$28,835,437	$11,639,062
Shares outstanding	5,018,029	6,782,707	1,800,271	1,014,460	441,616
NAV and offering price per share	$25.95	$30.20	$28.53	$28.42	$26.36
Net assets consist of:
Capital paid-in	$382,291,197	$304,128,092	$67,998,892	$88,544,152	$42,573,821
Undistributed (Over-distribution of) net investment income	2,171,249	816,032	141,322	363,928	132,182
Accumulated net realized gain (loss)	2,161,684	4,976,448	322,465	(6,075,130)	(1,155,881)
Net unrealized appreciation (depreciation)	55,839,761	35,349,578	8,391,277	5,508,065	3,167,533
Net assets	$442,463,891	$345,270,150	$76,853,956	$88,341,015	$44,717,655
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01	$0.01
(1)	Cash pledged as collateral for common stocks sold short is in addition to the Fund’s securities pledged as collateral as noted in the Portfolio of Investments.

See accompanying notes to financial statements.

100	NUVEEN

	Growth	Large Cap Core Plus	Equity Long/ Short	Equity Market Neutral
Assets
Long-term investments, at value (cost $39,867,862, $94,447,911, $118,081,708 and $54,207,699, respectively)	$49,061,398	$107,028,643	$137,730,812	$61,447,223
Short-term investments, at value (cost approximates value)	—	—	340,949	875,759
Cash	61,492	—	—	520
Cash collateral at brokers(1)	—	173,051	29,360,336	56,490,748
Receivable for:
Dividends	78,526	137,964	154,153	64,094
Investments sold	554,843	1,779,680	2,358,985	1,915,800
Shares sold	296,897	431,098	862,340	165,616
Other assets	26,185	11,599	13,830	11,817
Total assets	50,079,341	109,562,035	170,821,405	120,971,577
Liabilities
Cash overdraft	—	39,746	—	—
Common stocks sold short, at value (proceeds $ —, $24,900,678, $71,347,167 and $56,979,956, respectively)	—	24,865,866	73,863,392	56,891,332
Payable for:
Dividends on common stocks sold short	—	37,320	101,502	76,610
Investments purchased	563,772	2,057,594	3,609,351	1,888,709
Shares redeemed	167,989	132,207	141,948	91,741
Accrued expenses:
Management fees	16,074	64,703	78,112	57,448
Trustees fees	517	819	960	699
12b-1 distribution and service fees	7,549	13,231	11,562	3,458
Other	48,367	50,248	79,237	41,934
Total liabilities	804,268	27,261,734	77,886,064	59,051,931
Net assets	$49,275,073	$82,300,301	$92,935,341	$61,919,646
Class A Shares
Net assets	$8,897,555	$16,490,398	$28,604,979	$9,438,805
Shares outstanding	325,585	568,672	770,899	412,593
Net asset value (“NAV”) per share	$27.33	$29.00	$37.11	$22.88
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$29.00	$30.77	$39.37	$24.28
Class C Shares
Net assets	$7,615,483	$13,076,177	$8,085,376	$2,111,994
Shares outstanding	304,705	459,891	233,323	94,929
NAV and offering price per share	$24.99	$28.43	$34.65	$22.25
Class R3 Shares
Net assets	$234,441	$—	$—	$—
Shares outstanding	8,651	—	—	—
NAV and offering price per share	$27.10	$—	$—	$—
Class R6 Shares
Net assets	$—	$—	$—	$—
Shares outstanding	—	—	—	—
NAV and offering price per share	$—	$—	$—	$—
Class I Shares
Net assets	$32,527,594	$52,733,726	$56,244,986	$50,368,847
Shares outstanding	1,169,443	1,813,815	1,483,881	2,181,007
NAV and offering price per share	$27.81	$29.07	$37.90	$23.09
Net assets consist of:
Capital paid-in	$39,609,322	$71,516,688	$82,519,879	$56,603,004
Undistributed (Over-distribution of) net investment income	86,111	(80,038)	(443,818)	(907,895)
Accumulated net realized gain (loss)	386,104	(1,751,893)	(6,273,599)	(1,103,611)
Net unrealized appreciation (depreciation)	9,193,536	12,615,544	17,132,879	7,328,148
Net assets	$49,275,073	$82,300,301	$92,935,341	$61,919,646
Authorized shares – per class	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01

(1)	Cash pledged as collateral for common stocks sold short is in addition to the Fund’s securities pledged as collateral as noted in the Portfolio of Investments.

See accompanying notes to financial statements.

NUVEEN	101

Statement of

Operations	Six Months Ended February 28, 2017 (Unaudited)

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core	Core Dividend
Investment Income (net of foreign tax withheld of $6,662, $3,818, $ —, $ — and $240, respectively)	$4,235,017	$2,214,805	$474,215	$887,561	$582,229
Expenses
Management fees	1,317,248	917,283	227,645	319,127	138,233
12b-1 service fees – Class A Shares	310,694	66,760	17,093	46,196	29,772
12b-1 distribution and service fees – Class C Shares	138,964	251,090	47,160	113,704	30,410
12b-1 distribution and service fees – Class R3 Shares	503	—	—	—	—
Dividends expense on common stocks sold short	—	—	—	—	—
Prime broker expenses	—	—	—	—	—
Shareholder servicing agent fees	146,424	98,000	21,629	51,088	19,377
Custodian fees	33,799	25,143	17,387	15,498	14,676
Trustees fees	6,254	4,219	1,124	1,487	681
Professional fees	28,018	21,713	11,490	12,758	10,026
Shareholder reporting expenses	29,067	25,001	7,084	13,979	6,432
Federal and state registration fees	34,374	32,938	23,419	25,176	20,529
Other	9,408	8,376	4,084	7,321	3,161
Total expenses before fee waiver/expense reimbursement	2,054,753	1,450,523	378,115	606,334	273,297
Fee waiver/expense reimbursement	—	(66,825)	(47,884)	(74,528)	(51,484)
Net expenses	2,054,753	1,383,698	330,231	531,806	221,813
Net investment income (loss)	2,180,264	831,107	143,984	355,755	360,416
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	24,381,437	13,155,256	2,924,486	4,064,925	916,329
Common stocks sold short	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	31,184,715	19,869,461	4,646,858	5,108,457	1,902,622
Common stocks sold short	—	—	—	—	—
Net realized and unrealized gain (loss)	55,566,152	33,024,717	7,571,344	9,173,382	2,818,951
Net increase (decrease) in net assets from operations	$57,746,416	$33,855,824	$7,715,328	$9,529,137	$3,179,367

See accompanying notes to financial statements.

102	NUVEEN

	Growth	Large Cap Core Plus	Equity Long/ Short	Equity Market Neutral
Investment Income (net of foreign tax withheld of $ —, $1,491, $1,051 and $859, respectively)	$429,921	$759,566	$966,818	$468,064
Expenses
Management fees	156,974	429,221	519,964	362,496
12b-1 service fees – Class A Shares	11,663	19,418	32,907	11,491
12b-1 distribution and service fees – Class C Shares	37,765	64,423	40,408	10,459
12b-1 distribution and service fees – Class R3 Shares	520	—	—	—
Dividends expense on common stocks sold short	—	177,954	493,951	400,923
Prime broker expenses	—	125,560	281,705	74,414
Shareholder servicing agent fees	20,183	30,221	37,089	27,097
Custodian fees	19,863	20,080	24,945	22,016
Trustees fees	823	1,157	1,312	929
Professional fees	10,856	15,672	19,907	14,958
Shareholder reporting expenses	8,094	7,419	9,660	9,157
Federal and state registration fees	28,409	20,845	26,182	23,590
Other	3,304	3,883	4,193	3,101
Total expenses before fee waiver/expense reimbursement	298,454	915,853	1,492,223	960,631
Fee waiver/expense reimbursement	(64,913)	(80,319)	(81,587)	(71,788)
Net expenses	233,541	835,534	1,410,636	888,843
Net investment income (loss)	196,380	(75,968)	(443,818)	(420,779)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,316,342	5,325,087	3,230,048	4,322,876
Common stocks sold short	—	541,220	(1,727,564)	(1,017,580)
Change in net unrealized appreciation (depreciation) of:
Investments	2,025,775	5,508,889	10,917,493	2,021,724
Common stocks sold short	—	(1,615,871)	(1,247,079)	(1,970,067)
Net realized and unrealized gain (loss)	3,342,117	9,759,325	11,172,898	3,356,953
Net increase (decrease) in net assets from operations	$3,538,497	$9,683,357	$10,729,080	$2,936,174

See accompanying notes to financial statements.

NUVEEN	103

Statement of

Changes in Net Assets	(Unaudited)

	Large Cap Value		Large Cap Core
	Six Months Ended 2/28/17	Year Ended 8/31/16	Six Months Ended 2/28/17	Year Ended 8/31/16
Operations
Net investment income (loss)	$2,180,264	$5,623,653	$831,107	$2,086,270
Net realized gain (loss) from:
Investments	24,381,437	(16,502,247)	13,155,256	(7,790,494)
Common stocks sold short	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	31,184,715	34,105,291	19,869,461	24,896,330
Common stocks sold short	—	—	—	—
Net increase (decrease) in net assets from operations	57,746,416	23,226,697	33,855,824	19,192,106
Distributions to Shareholders
From net investment income:
Class A Shares	(3,372,897)	(2,740,858)	(398,834)	(260,913)
Class C Shares	(187,205)	(71,281)	(5,707)	—
Class R3 Shares	(2,313)	(890)	—	—
Class R6 Shares	(284,602)	—	(161,497)	—
Class I Shares	(1,833,151)	(1,620,342)	(1,489,785)	(1,231,787)
From accumulated net realized gains:
Class A Shares	—	(20,742,963)	—	(665,871)
Class C Shares	—	(2,587,341)	—	(672,892)
Class R3 Shares	—	(9,113)	—	—
Class R6 Shares	—	—	—	—
Class I Shares	—	(9,303,235)	—	(2,305,540)
Decrease in net assets from distributions to shareholders	(5,680,168)	(37,076,023)	(2,055,823)	(5,137,003)
Fund Share Transactions
Proceeds from sale of shares	41,503,840	86,707,395	98,036,911	127,029,994
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,687,499	30,907,897	1,383,035	3,409,488
	46,191,339	117,615,292	99,419,946	130,439,482
Cost of shares redeemed	(43,840,371)	(118,146,019)	(40,737,865)	(119,614,261)
Net increase (decrease) in net assets from Fund share transactions	2,350,968	(530,727)	58,682,081	10,825,221
Net increase (decrease) in net assets	54,417,216	(14,380,053)	90,482,082	24,880,324
Net assets at the beginning of period	388,046,675	402,426,728	254,788,068	229,907,744
Net assets at the end of period	$442,463,891	$388,046,675	$345,270,150	$254,788,068
Undistributed (Over-distribution of) net investment income at the end of period	$2,171,249	$5,671,153	$816,032	$2,040,748

See accompanying notes to financial statements.

104	NUVEEN

	Large Cap Growth		Concentrated Core
	Six Months Ended 2/28/17	Year Ended 8/31/16	Six Months Ended 2/28/17	Year Ended 8/31/16
Operations
Net investment income (loss)	$143,984	$548,701	$355,755	$1,682,746
Net realized gain (loss) from:
Investments	2,924,486	(2,230,884)	4,064,925	(9,502,447)
Common stocks sold short	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	4,646,858	5,392,701	5,108,457	7,516,739
Common stocks sold short	—	—	—	—
Net increase (decrease) in net assets from operations	7,715,328	3,710,518	9,529,137	(302,962)
Distributions to Shareholders
From net investment income:
Class A Shares	(99,157)	(118,046)	(725,221)	(277,738)
Class C Shares	(1,768)	—	(290,490)	—
Class R3 Shares	—	—	—	—
Class R6 Shares	(273)	—	(616)	—
Class I Shares	(428,157)	(356,988)	(656,400)	(321,714)
From accumulated net realized gains:
Class A Shares	—	(1,116,072)	—	(2,022,709)
Class C Shares	—	(307,807)	—	(986,428)
Class R3 Shares	—	—	—	—
Class R6 Shares	—	—	—	—
Class I Shares	—	(1,947,469)	—	(1,737,972)
Decrease in net assets from distributions to shareholders	(529,355)	(3,846,382)	(1,672,727)	(5,346,561)
Fund Share Transactions
Proceeds from sale of shares	14,601,346	21,067,275	10,490,773	48,288,208
Proceeds from shares issued to shareholders due to reinvestment of distributions	286,513	2,458,730	1,607,664	5,221,924
	14,887,859	23,526,005	12,098,437	53,510,132
Cost of shares redeemed	(16,190,027)	(49,961,218)	(29,514,212)	(82,303,357)
Net increase (decrease) in net assets from Fund share transactions	(1,302,168)	(26,435,213)	(17,415,775)	(28,793,225)
Net increase (decrease) in net assets	5,883,805	(26,571,077)	(9,559,365)	(34,442,748)
Net assets at the beginning of period	70,970,151	97,541,228	97,900,380	132,343,128
Net assets at the end of period	$76,853,956	$70,970,151	$88,341,015	$97,900,380
Undistributed (Over-distribution of) net investment income at the end of period	$141,322	$526,693	$363,928	$1,680,900

See accompanying notes to financial statements.

NUVEEN	105

Statement of Changes in Net Assets (Unaudited) (continued)

	Core Dividend		Growth
	Six Months Ended 2/28/17	Year Ended 8/31/16	Six Months Ended 2/28/17	Year Ended 8/31/16
Operations
Net investment income (loss)	$360,416	$877,022	$196,380	$366,187
Net realized gain (loss) from:
Investments	916,329	(1,642,767)	1,316,342	3,404,490
Common stocks sold short	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	1,902,622	2,982,908	2,025,775	222,719
Common stocks sold short	—	—	—	—
Net increase (decrease) in net assets from operations	3,179,367	2,217,163	3,538,497	3,993,396
Distributions to Shareholders
From net investment income:
Class A Shares	(281,417)	(356,463)	(70,534)	(63,860)
Class C Shares	(49,788)	(51,911)	—	—
Class R3 Shares	—	—	(1,096)	(272)
Class R6 Shares	—	—	—	—
Class I Shares	(159,494)	(270,064)	(287,642)	(282,789)
From accumulated net realized gains:
Class A Shares	—	(327,317)	(679,602)	(1,030,621)
Class C Shares	—	(92,004)	(597,527)	(1,133,943)
Class R3 Shares	—	—	(15,869)	(8,899)
Class R6 Shares	—	—	—	—
Class I Shares	—	(249,825)	(2,112,073)	(3,506,692)
Decrease in net assets from distributions to shareholders	(490,699)	(1,347,584)	(3,764,343)	(6,027,076)
Fund Share Transactions
Proceeds from sale of shares	8,621,000	14,499,430	9,339,918	17,693,817
Proceeds from shares issued to shareholders due to reinvestment of distributions	472,199	1,285,090	3,272,236	5,202,800
	9,093,199	15,784,520	12,612,154	22,896,617
Cost of shares redeemed	(9,625,230)	(18,679,064)	(12,879,840)	(18,331,029)
Net increase (decrease) in net assets from Fund share transactions	(532,031)	(2,894,544)	(267,686)	4,565,588
Net increase (decrease) in net assets	2,156,637	(2,024,965)	(493,532)	2,531,908
Net assets at the beginning of period	42,561,018	44,585,983	49,768,605	47,236,697
Net assets at the end of period	$44,717,655	$42,561,018	$49,275,073	$49,768,605
Undistributed (Over-distribution of) net investment income at the end of period	$132,182	$262,465	$86,111	$249,003

See accompanying notes to financial statements.

106	NUVEEN

	Large Cap Core Plus		Equity Long/Short
	Six Months Ended 2/28/17	Year Ended 8/31/16	Six Months Ended 2/28/17	Year Ended 8/31/16
Operations
Net investment income (loss)	$(75,968)	$346,696	$(443,818)	$(306,966)
Net realized gain (loss) from:
Investments	5,325,087	(7,800,867)	3,230,048	(7,304,871)
Common stocks sold short	541,220	1,681,368	(1,727,564)	250,912
Change in net unrealized appreciation (depreciation) of:
Investments	5,508,889	11,120,958	10,917,493	11,139,145
Common stocks sold short	(1,615,871)	(1,501,603)	(1,247,079)	(6,801,971)
Net increase (decrease) in net assets from operations	9,683,357	3,846,552	10,729,080	(3,023,751)
Distributions to Shareholders
From net investment income:
Class A Shares	(65,243)	(60,075)	—	—
Class C Shares	—	—	—	—
Class R3 Shares	—	—	—	—
Class R6 Shares	—	—	—	—
Class I Shares	(301,140)	(414,863)	—	—
From accumulated net realized gains:
Class A Shares	—	(575,207)	—	—
Class C Shares	—	(545,365)	—	—
Class R3 Shares	—	—	—	—
Class R6 Shares	—	—	—	—
Class I Shares	—	(2,280,779)	—	—
Decrease in net assets from distributions to shareholders	(366,383)	(3,876,289)	—	—
Fund Share Transactions
Proceeds from sale of shares	12,582,809	15,149,957	17,351,481	69,074,879
Proceeds from shares issued to shareholders due to reinvestment of distributions	269,078	3,342,688	—	—
	12,851,887	18,492,645	17,351,481	69,074,879
Cost of shares redeemed	(11,186,396)	(55,037,614)	(18,296,877)	(69,365,741)
Net increase (decrease) in net assets from Fund share transactions	1,665,491	(36,544,969)	(945,396)	(290,862)
Net increase (decrease) in net assets	10,982,465	(36,574,706)	9,783,684	(3,314,613)
Net assets at the beginning of period	71,317,836	107,892,542	83,151,657	86,466,270
Net assets at the end of period	$82,300,301	$71,317,836	$92,935,341	$83,151,657
Undistributed (Over-distribution of) net investment income at the end of period	$(80,038)	$362,313	$(443,818)	$—

See accompanying notes to financial statements.

NUVEEN	107

Statement of Changes in Net Assets (Unaudited) (continued)

	Equity Market Neutral
	Six Months Ended 2/28/17	Year Ended 8/31/16
Operations
Net investment income (loss)	$(420,779)	$(733,731)
Net realized gain (loss) from:
Investments	4,322,876	(1,493,893)
Common stocks sold short	(1,017,580)	(1,036,386)
Change in net unrealized appreciation (depreciation) of:
Investments	2,021,724	6,658,507
Common stocks sold short	(1,970,067)	(1,891,741)
Net increase (decrease) in net assets from operations	2,936,174	1,502,756
Distributions to Shareholders
From net investment income:
Class A Shares	—	—
Class C Shares	—	—
Class R3 Shares	—	—
Class R6 Shares	—	—
Class I Shares	—	—
From accumulated net realized gains:
Class A Shares	—	(157,697)
Class C Shares	—	(34,980)
Class R3 Shares	—	—
Class R6 Shares	—	—
Class I Shares	—	(732,355)
Decrease in net assets from distributions to shareholders	—	(925,032)
Fund Share Transactions
Proceeds from sale of shares	13,262,289	44,449,171
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	735,316
	13,262,289	45,184,487
Cost of shares redeemed	(15,667,610)	(30,342,847)
Net increase (decrease) in net assets from Fund share transactions	(2,405,321)	14,841,640
Net increase (decrease) in net assets	530,853	15,419,364
Net assets at the beginning of period	61,388,793	45,969,429
Net assets at the end of period	$61,919,646	$61,388,793
Undistributed (Over-distribution of) net investment income at the end of period	$(907,895)	$(487,116)

See accompanying notes to financial statements.

108	NUVEEN

Statement of

Cash Flows	Six Months Ended February 28, 2017 (Unaudited)

	Large Cap Core Plus	Equity Long/Short	Equity Market Neutral
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$9,683,357	$10,729,080	$2,936,174
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(66,727,445)	(95,426,806)	(43,613,064)
Purchases of securities sold short	(15,282,559)	(54,723,144)	(45,328,412)
Proceeds from sales	62,858,083	101,466,413	55,336,644
Proceeds from sales of securities sold short	17,900,029	63,203,750	44,848,812
Proceeds from (Purchase of) short-term investments, net	361,540	2,413,656	2,042,897
(Increase) Decrease in:
Cash collateral at brokers	(173,051)	(14,497,097)	(9,558,221)
Receivable for dividends	38,735	79,139	70,153
Receivable for investments sold	(1,250,279)	118,583	(1,332,752)
Other assets	11,741	14,394	14,243
Increase (Decrease) in:
Cash collateral due to brokers	(225,618)	—	—
Payable for dividends on common stock sold short	6,609	20,590	(2,129)
Payable for investments purchased	1,713,937	(168,546)	437,906
Accrued management fees	8,477	(883)	(5,441)
Accrued Trustees fees	533	577	411
Accrued 12b-1 distribution and service fees	(1,516)	(1,056)	(372)
Accrued other expenses	(11,920)	(4,893)	(11,217)
Net realized (gain) loss from:
Investments	(5,325,087)	(3,230,048)	(4,322,876)
Common stocks sold short	(541,220)	1,727,564	1,017,580
Change in net unrealized (appreciation) depreciation of:
Investments	(5,508,889)	(10,917,493)	(2,021,724)
Common stocks sold short	1,615,871	1,247,079	1,970,067
Net cash provided by (used in) operating activities	(848,672)	2,050,859	2,478,159
Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft	(10,485)	—	—
Cash distributions paid to shareholders	(97,305)	—	—
Proceeds from sale of shares	12,174,246	16,704,135	13,129,565
Cost of shares redeemed	(11,238,754)	(18,754,994)	(15,607,724)
Net cash provided by (used in) financing activities	848,672	(2,050,859)	(2,478,679)
Net Increase (Decrease) in Cash	—	—	520
Cash at the beginning of period	—	—	—
Cash at the end of period	$—	$—	$520

	Large Cap Core Plus	Equity Long/Short	Equity Market Neutral
Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consists of reinvestments of share distributions	$269,078	$—	$—

See accompanying notes to financial statements.

NUVEEN	109

Financial

Highlights (Unaudited)

Large Cap Value

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (8/96)
Year Ended 8/31:
2017(g)	$22.73	$0.12		$3.29	$3.41	$(0.33)	$—	$(0.33)	$25.81
2016	23.58	0.32		0.98	1.30	(0.24)	(1.91)	(2.15)	22.73
2015	28.36	0.27		(1.77)	(1.50)	(0.21)	(3.07)	(3.28)	23.58
2014	25.15	0.31		6.09	6.40	(0.36)	(2.83)	(3.19)	28.36
2013(e)	24.31	0.03		0.81	0.84	—	—	—	25.15
Year Ended 6/30:
2013	20.03	0.29		4.29	4.58	(0.30)	—	(0.30)	24.31
2012	20.25	0.26		(0.24)	0.02	(0.24)	—	(0.24)	20.03
Class C (8/96)
Year Ended 8/31:
2017(g)	21.72	0.03		3.15	3.18	(0.16)	—	(0.16)	24.74
2016	22.60	0.15		0.93	1.08	(0.05)	(1.91)	(1.96)	21.72
2015	27.31	0.07		(1.70)	(1.63)	(0.01)	(3.07)	(3.08)	22.60
2014	24.33	0.10		5.88	5.98	(0.17)	(2.83)	(3.00)	27.31
2013(e)	23.54	—	**	0.79	0.79	—	—	—	24.33
Year Ended 6/30:
2013	19.41	0.12		4.15	4.27	(0.14)	—	(0.14)	23.54
2012	19.61	0.11		(0.22)	(0.11)	(0.09)	—	(0.09)	19.41
Class R3 (8/08)
Year Ended 8/31:
2017(g)	22.87	0.10		3.30	3.40	(0.27)	—	(0.27)	26.00
2016	23.71	0.28		0.97	1.25	(0.18)	(1.91)	(2.09)	22.87
2015	28.50	0.19		(1.76)	(1.57)	(0.15)	(3.07)	(3.22)	23.71
2014	25.27	0.24		6.12	6.36	(0.30)	(2.83)	(3.13)	28.50
2013(e)	24.43	0.02		0.82	0.84	—	—	—	25.27
Year Ended 6/30:
2013	20.14	0.24		4.30	4.54	(0.25)	—	(0.25)	24.43
2012	20.34	0.22		(0.23)	(0.01)	(0.19)	—	(0.19)	20.14
Class R6 (6/16)
2017(g)	22.88	0.16		3.32	3.48	(0.41)	—	(0.41)	25.95
2016(f)	21.66	0.06		1.16	1.22	—	—	—	22.88
Class I (8/96)
Year Ended 8/31:
2017(g)	22.88	0.16		3.29	3.45	(0.38)	—	(0.38)	25.95
2016	23.73	0.37		0.99	1.36	(0.30)	(1.91)	(2.21)	22.88
2015	28.52	0.34		(1.78)	(1.44)	(0.28)	(3.07)	(3.35)	23.73
2014	25.28	0.37		6.13	6.50	(0.43)	(2.83)	(3.26)	28.52
2013(e)	24.42	0.04		0.82	0.86	—	—	—	25.28
Year Ended 6/30:
2013	20.12	0.34		4.31	4.65	(0.35)	—	(0.35)	24.42
2012	20.34	0.31		(0.24)	0.07	(0.29)	—	(0.29)	20.12

110	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

15.05%	$265,253	1.04	%*	1.04	%*	1.04	%*	1.04	%*	71%
6.26	240,572	1.10		1.44		1.10		1.44		141
(5.75)	267,337	1.12		1.01		1.12		1.01		158
27.40	294,917	1.11		1.16		1.11		1.16		153
3.50	250,052	1.25	*	0.70	*	1.25	*	0.70	*	42

23.09	282,993	1.16		1.30		1.15		1.31		153
0.19	258,324	1.16		1.33		1.16		1.33		99

14.65	28,269	1.79	*	0.28	*	1.79	*	0.28	*	71
5.46	27,588	1.85		0.70		1.85		0.70		141
(6.45)	31,516	1.87		0.26		1.87		0.26		158
26.47	26,628	1.86		0.41		1.86		0.41		153
3.36	17,780	2.00	*	(0.02	)*	2.00	*	(0.02	)*	42

22.10	17,174	1.91		0.54		1.90		0.55		153
(0.51)	16,644	1.91		0.58		1.91		0.58		99

14.93	227	1.29	*	0.79	*	1.29	*	0.79	*	71
5.97	186	1.34		1.25		1.34		1.25		141
(5.99)	232	1.37		0.73		1.37		0.73		158
27.11	135	1.36		0.92		1.36		0.92		153
3.44	87	1.50	*	0.43	*	1.50	*	0.43	*	42

22.72	91	1.41		1.07		1.39		1.08		153
0.04	76	1.41		1.14		1.41		1.14		99

15.27	18,478	0.73	*	1.35	*	0.73	*	1.35	*	71
5.63	19,773	0.73	*	1.48	*	0.73	*	1.48	*	141

15.17	130,238	0.79	*	1.29	*	0.79	*	1.29	*	71
6.53	99,927	0.85		1.69		0.85		1.69		141
(5.52)	103,342	0.86		1.29		0.86		1.29		158
27.74	104,875	0.86		1.40		0.86		1.40		153
3.52	45,148	1.00	*	0.97	*	1.00	*	0.97	*	42

23.39	42,285	0.91		1.53		0.90		1.55		153
0.45	24,546	0.91		1.59		0.91		1.59		99

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized. Performance prior to June 24, 2013, reflects the Fund’s performance under the management of multiple sub-advisers using investment strategies that differed significantly from those currently in place.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the two months ended August 31, 2013.
(f)	For the period June 30, 2016 (commencement of operations) through August 31, 2016.
(g)	For the six months ended February 28, 2017.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	111

Financial Highlights (Unaudited) (continued)

Large Cap Core

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2017(g)	$27.03	$0.08	$3.28	$3.36	$(0.20)	$—	$(0.20)	$30.19
2016	25.64	0.22	1.71	1.93	(0.15)	(0.39)	(0.54)	27.03
2015	26.67	0.23	(0.69)	(0.46)	(0.02)	(0.55)	(0.57)	25.64
2014	20.49	0.19	6.42	6.61	(0.08)	(0.35)	(0.43)	26.67
2013(d)	20.00	0.04	0.45	0.49	—	—	—	20.49
Class C (6/13)
2017(g)	26.64	(0.03)	3.23	3.20	— **	—	— **	29.84
2016	25.32	0.02	1.69	1.71	—	(0.39)	(0.39)	26.64
2015	26.51	0.02	(0.66)	(0.64)	—	(0.55)	(0.55)	25.32
2014	20.46	0.01	6.39	6.40	—	(0.35)	(0.35)	26.51
2013(d)	20.00	0.01	0.45	0.46	—	—	—	20.46
Class R6 (6/16)
2017(g)	27.08	0.12	3.29	3.41	(0.28)	—	(0.28)	30.21
2016(f)	25.46	0.05	1.57	1.62	—	—	—	27.08
Class I (6/13)
2017(g)	27.08	0.11	3.27	3.38	(0.26)	—	(0.26)	30.20
2016	25.69	0.28	1.72	2.00	(0.22)	(0.39)	(0.61)	27.08
2015	26.71	0.30	(0.68)	(0.38)	(0.09)	(0.55)	(0.64)	25.69
2014	20.50	0.25	6.41	6.66	(0.10)	(0.35)	(0.45)	26.71
2013(d)	20.00	0.03	0.47	0.50	—	—	—	20.50

112	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

12.46%	$65,521	1.06	%*	0.51	%*	1.01	%*	0.56	%*	56%
7.66	47,518	1.11		0.84		1.11		0.85		132
(1.76)	37,684	1.14		0.84		1.14		0.84		110
32.63	6,726	1.26		0.69		1.17		0.78		122
2.45	457	1.54	*	0.53	*	1.17	*	0.90	*	34

12.02	57,455	1.81	*	(0.23	)*	1.76	*	(0.19	)*	56
6.86	47,805	1.86		0.09		1.85		0.10		132
(2.47)	38,591	1.89		0.09		1.89		0.09		110
31.61	4,937	1.99		(0.02)		1.92		0.06		122
2.30	143	2.31	*	(0.18	)*	1.92	*	0.21	*	34

12.63	17,426	0.74	*	0.84	*	0.69	*	0.89	*	56
6.36	18,489	0.74	*	1.05	*	0.69	*	1.10	*	132

12.55	204,869	0.81	*	0.77	*	0.76	*	0.81	*	56
7.93	140,976	0.86		1.09		0.86		1.10		132
(1.49)	153,632	0.89		1.11		0.89		1.11		110
32.92	57,360	1.01		0.93		0.92		1.02		122
2.50	11,449	1.55	*	0.07	*	0.92	*	0.69	*	34
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period June 30, 2016 (commencement of operations) through August 31, 2016.
(g)	For the six months ended February 28, 2017.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	113

Financial Highlights (Unaudited) (continued)

Large Cap Growth

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2017(g)	$25.69	$0.05	$2.97	$3.02	$(0.19)	$—	$(0.19)	$28.52
2016	25.28	0.13	1.24	1.37	(0.09)	(0.87)	(0.96)	25.69
2015	26.34	0.15	(0.15)	(0.00)	(0.03)	(1.03)	(1.06)	25.28
2014	20.59	0.17	6.03	6.20	(0.07)	(0.38)	(0.45)	26.34
2013(d)	20.00	0.05	0.54	0.59	—	—	—	20.59
Class C (6/13)
2017(g)	25.25	(0.05)	2.92	2.87	— *	—	— *	28.12
2016	24.96	(0.05)	1.21	1.16	—	(0.87)	(0.87)	25.25
2015	26.18	(0.06)	(0.13)	(0.19)	—	(1.03)	(1.03)	24.96
2014	20.56	(0.01)	6.01	6.00	—	(0.38)	(0.38)	26.18
2013(d)	20.00	— *	0.56	0.56	—	—	—	20.56
Class R6 (6/16)
2017(g)	25.73	0.09	2.98	3.07	(0.27)	—	(0.27)	28.53
2016(f)	24.27	0.03	1.43	1.46	—	—	—	25.73
Class I (6/13)
2017(g)	25.73	0.08	2.97	3.05	(0.25)	—	(0.25)	28.53
2016	25.33	0.20	1.23	1.43	(0.16)	(0.87)	(1.03)	25.73
2015	26.38	0.21	(0.14)	0.07	(0.09)	(1.03)	(1.12)	25.33
2014	20.60	0.24	6.02	6.26	(0.10)	(0.38)	(0.48)	26.38
2013(d)	20.00	0.04	0.56	0.60	—	—	—	20.60

114	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

11.80%	$15,552	1.16	%**	0.21	%**	1.02	%**	0.35	%**	64%
5.57	13,654	1.22		0.47		1.15		0.53		117
0.00	31,442	1.24		0.49		1.16		0.56		118
30.45	10,734	1.35		0.53		1.17		0.72		145
2.95	1,017	1.49	**	0.92	**	1.15	**	1.25	**	48

11.39	9,902	1.91	**	(0.54	)**	1.77	**	(0.44	)**	64
4.77	9,344	1.98		(0.30)		1.89		(0.22)		117
(0.74)	7,621	1.99		(0.29)		1.91		(0.22)		118
29.49	2,187	2.11		(0.22)		1.92		(0.03)		145
2.80	83	2.50	**	(0.60	)**	1.91	**	(0.02	)**	48

11.97	29	0.86	**	0.51	**	0.72	**	0.66	**	64
6.02	27	0.85	**	0.65	**	0.70	**	0.81	**	117

11.96	51,370	0.91	**	0.47	**	0.77	**	0.61	**	64
5.80	47,945	0.97		0.71		0.89		0.79		117
0.28	58,478	0.99		0.72		0.91		0.79		118
30.74	27,478	1.10		0.81		0.92		0.99		145
3.00	11,472	1.55	**	0.22	**	0.92	**	0.86	**	48
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable.
(d)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period June 30, 2016 (commencement of operations) through August 31, 2016.
(g)	For the six months ended February 28, 2017.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

NUVEEN	115

Financial Highlights (Unaudited) (continued)

Concentrated Core

Selected data for a share outstanding throughout each period:

		Investment Operations				Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2017(g)	$25.97	$0.12		$2.86	$2.98	$(0.54)	$—	$(0.54)	$28.41
2016	26.89	0.39		(0.22)	0.17	(0.13)	(0.96)	(1.09)	25.97
2015	27.16	0.20		(0.14)	0.06	(0.02)	(0.31)	(0.33)	26.89
2014	19.66	0.19		7.37	7.56	(0.04)	(0.02)	(0.06)	27.16
2013(d)	20.00	0.05		(0.39)	(0.34)	—	—	—	19.66
Class C (6/13)
2017(g)	25.51	0.02		2.81	2.83	(0.34)	—	(0.34)	28.00
2016	26.50	0.18		(0.21)	(0.03)	—	(0.96)	(0.96)	25.51
2015	26.95	—	*	(0.14)	(0.14)	—	(0.31)	(0.31)	26.50
2014	19.63	0.01		7.33	7.34	—	(0.02)	(0.02)	26.95
2013(d)	20.00	—	*	(0.37)	(0.37)	—	—	—	19.63
Class R6 (6/16)
2017(g)	26.02	0.17		2.85	3.03	(0.62)	—	(0.62)	28.42
2016(f)	25.22	0.07		0.73	0.80	—	—	—	26.02
Class I (6/13)
2017(g)	26.02	0.15		2.85	3.00	(0.60)	—	(0.60)	28.42
2016	26.94	0.46		(0.22)	0.24	(0.20)	(0.96)	(1.16)	26.02
2015	27.20	0.27		(0.14)	0.13	(0.08)	(0.31)	(0.39)	26.94
2014	19.68	0.24		7.36	7.60	(0.06)	(0.02)	(0.08)	27.20
2013(d)	20.00	0.04		(0.36)	(0.32)	—	—	—	19.68

116	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

11.59%	$37,241	1.24	%**	0.72	%**	1.08	%**	0.89	%**	59%
0.62	41,053	1.32		1.38		1.20		1.50		103
0.21	54,805	1.33		0.61		1.21		0.72		98
38.46	8,315	1.85		0.15		1.22		0.77		88
(1.70)	239	5.78	**	(3.28	)**	1.21	**	1.29	**	24

11.18	22,237	2.00	**	(0.02	)**	1.83	**	0.15	**	59
(0.13)	24,531	2.07		0.60		1.94		0.72		103
(0.53)	24,583	2.08		(0.10)		1.96		0.01		98
37.39	1,508	2.65		(0.63)		1.97		0.05		88
(1.85)	117	7.21	**	(5.13	)**	1.97	**	0.11	**	24

11.75	28	0.88	**	1.10	**	0.72	**	1.26	**	59
3.17	26	0.89	**	1.48	**	0.73	**	1.64	**	103

11.68	28,835	1.00	**	0.99	**	0.83	**	1.16	**	59
0.88	32,291	1.06		1.65		0.95		1.77		103
0.47	52,955	1.07		0.84		0.96		0.95		98
38.76	8,569	1.71		0.26		0.97		1.00		88
(1.65)	1,018	8.54	**	(6.56	)**	0.97	**	1.01	**	24

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable.
(d)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the period June 30, 2016 (commencement of operations) through August 31, 2016.
(g)	For the six months ended February 28, 2017.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

NUVEEN	117

Financial Highlights (Unaudited) (continued)

Core Dividend

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2017(f)	$24.71	$0.22	$1.71	$1.93	$(0.29)	$—	$(0.29)	$26.35
2016	24.13	0.49	0.84	1.33	(0.38)	(0.37)	(0.75)	24.71
2015	25.90	0.45	(1.15)	(0.70)	(0.42)	(0.65)	(1.07)	24.13
2014	20.32	0.48	5.65	6.13	(0.42)	(0.13)	(0.55)	25.90
2013(d)	20.00	0.08	0.24	0.32	—	—	—	20.32
Class C (6/13)
2017(f)	24.65	0.13	1.71	1.84	(0.20)	—	(0.20)	26.29
2016	24.08	0.31	0.83	1.14	(0.20)	(0.37)	(0.57)	24.65
2015	25.85	0.26	(1.15)	(0.89)	(0.23)	(0.65)	(0.88)	24.08
2014	20.28	0.29	5.66	5.95	(0.25)	(0.13)	(0.38)	25.85
2013(d)	20.00	0.04	0.24	0.28	—	—	—	20.28
Class I (6/13)
2017(f)	24.71	0.25	1.72	1.97	(0.32)	—	(0.32)	26.36
2016	24.14	0.55	0.83	1.38	(0.44)	(0.37)	(0.81)	24.71
2015	25.91	0.51	(1.14)	(0.63)	(0.49)	(0.65)	(1.14)	24.14
2014	20.32	0.54	5.65	6.19	(0.47)	(0.13)	(0.60)	25.91
2013(d)	20.00	0.07	0.25	0.32	—	—	—	20.32

118	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

7.90%	$26,520	1.27	%*	1.52	%*	1.02	%*	1.76	%*	85%
5.68	23,978	1.33		1.89		1.14		2.08		127
(2.82)	20,601	1.37		1.54		1.16		1.75		174
30.48	8,261	1.76		1.40		1.17		1.99		117
1.60	559	5.29	*	(2.26	)*	1.17	*	1.86	*	29

7.52	6,559	2.02	*	0.77	*	1.77	*	1.02	*	85
4.86	5,978	2.08		1.13		1.89		1.32		127
(3.55)	5,950	2.12		0.80		1.91		1.01		174
29.55	2,151	2.54		0.59		1.92		1.21		117
1.40	111	6.52	*	(3.70	)*	1.92	*	0.90	*	29

8.08	11,639	1.02	*	1.76	*	0.77	*	2.01	*	85
5.91	12,605	1.08		2.13		0.89		2.31		127
(2.57)	18,035	1.12		1.79		0.91		2.00		174
30.85	6,571	1.58		1.63		0.92		2.29		117
1.60	1,044	7.50	*	(4.86	)*	0.92	*	1.72	*	29
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable.
(d)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the six months ended February 28, 2017.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	119

Financial Highlights (Unaudited) (continued)

Growth

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (3/06)
Year Ended 8/31:
2017(f)	$27.52	$0.10	$1.90	$2.00	$(0.19)	$(2.00)	$(2.19)	$27.33
2016	28.79	0.20	2.17	2.37	(0.18)	(3.46)	(3.64)	27.52
2015	30.49	0.12	0.89	1.01	—	(2.71)	(2.71)	28.79
2014	25.03	(0.01)	6.08	6.07	—	(0.61)	(0.61)	30.49
2013(e)	25.68	— **	(0.65)	(0.65)	—	—	—	25.03
Year Ended 7/31:
2013	21.09	0.01	4.62	4.63	(0.04)	—	(0.04)	25.68
2012	20.23	(0.02)	0.88	0.86	—	—	—	21.09
Class C (3/06)
Year Ended 8/31:
2017(f)	25.25	— **	1.74	1.74	—	(2.00)	(2.00)	24.99
2016	26.72	— **	1.99	1.99	—	(3.46)	(3.46)	25.25
2015	28.69	(0.09)	0.83	0.74	—	(2.71)	(2.71)	26.72
2014	23.75	(0.21)	5.76	5.55	—	(0.61)	(0.61)	28.69
2013(e)	24.38	(0.01)	(0.62)	(0.63)	—	—	—	23.75
Year Ended 7/31:
2013	20.14	(0.18)	4.42	4.24	—	—	—	24.38
2012	19.46	(0.16)	0.84	0.68	—	—	—	20.14
Class R3 (3/09)
Year Ended 8/31:
2017(f)	27.27	0.07	1.89	1.96	(0.13)	(2.00)	(2.13)	27.10
2016	28.56	0.14	2.13	2.27	(0.10)	(3.46)	(3.56)	27.27
2015	30.34	0.05	0.88	0.93	—	(2.71)	(2.71)	28.56
2014	24.96	(0.08)	6.07	5.99	—	(0.61)	(0.61)	30.34
2013(e)	25.62	— **	(0.66)	(0.66)	—	—	—	24.96
Year Ended 7/31:
2013	21.06	(0.03)	4.59	4.56	—	—	—	25.62
2012	20.24	(0.07)	0.89	0.82	—	—	—	21.06
Class I (3/06)
Year Ended 8/31:
2017(f)	28.01	0.14	1.93	2.07	(0.27)	(2.00)	(2.27)	27.81
2016	29.25	0.28	2.20	2.48	(0.26)	(3.46)	(3.72)	28.01
2015	30.86	0.21	0.89	1.10	—	(2.71)	(2.71)	29.25
2014	25.27	0.06	6.15	6.21	(0.01)	(0.61)	(0.62)	30.86
2013(e)	25.92	0.01	(0.66)	(0.65)	—	—	—	25.27
Year Ended 7/31:
2013	21.29	0.05	4.67	4.72	(0.09)	—	(0.09)	25.92
2012	20.40	0.05	0.88	0.93	(0.04)	—	(0.04)	21.29

120	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(d)

7.62%	$8,898	1.30	%*	0.49%*	1.02	%*	0.76%*	27
8.78	9,758	1.31		0.62	1.18		0.75	59
3.40	8,792	1.24		0.38	1.21		0.41	65
24.55	15,558	1.45		(0.27)	1.22		(0.05)	41
(2.53)	13,956	1.37	*	(0.03)*	1.22	*	0.13 *	2

21.97	13,858	1.40		(0.16)	1.22		0.02	67
4.25	12,947	1.31		(0.18)	1.23		(0.09)	72

7.21	7,615	2.05	*	(0.25)*	1.77	*	0.03 *	27
7.95	7,987	2.06		(0.14)	1.93		(0.01)	59
2.62	9,150	2.00		(0.36)	1.96		(0.33)	65
23.67	9,094	2.21		(1.01)	1.97		(0.77)	41
(2.58)	4,967	2.13	*	(0.80)*	1.97	*	(0.63)*	2

21.05	4,143	2.18		(1.02)	1.97		(0.81)	67
3.49	1,799	2.07		(0.91)	1.98		(0.82)	72

7.50	234	1.55	*	0.26 *	1.27	*	0.54 *	27
8.48	193	1.56		0.38	1.41		0.53	59
3.14	65	1.49		0.14	1.46		0.17	65
24.29	64	1.70		(0.52)	1.47		(0.29)	41
(2.58)	53	1.63	*	(0.28)*	1.48	*	(0.13)*	2

21.65	54	1.63		(0.28)	1.47		(0.12)	67
4.05	110	1.53		(0.42)	1.48		(0.37)	72

7.72	32,528	1.05	*	0.78 *	0.77	*	1.05 *	27
9.05	31,830	1.06		0.87	0.93		1.00	59
3.67	29,230	1.00		0.64	0.96		0.68	65
24.87	24,449	1.20		(0.01)	0.97		0.22	41
(2.51)	15,456	1.12	*	0.23 *	0.97	*	0.38 *	2

22.26	15,621	1.16		0.04	0.97		0.23	67
4.59	13,301	1.07		0.14	0.98		0.23	72
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the one month ended August 31, 2013.
(f)	For the six months ended February 28, 2017.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	121

Financial Highlights (Unaudited) (continued)

Large Cap Core Plus

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2017(g)	$25.56	$(0.03)	$3.58	$3.55	$(0.11)	$—	$(0.11)	$29.00
2016	25.02	0.09	1.38	1.47	(0.09)	(0.84)	(0.93)	25.56
2015	26.53	0.09	(0.59)	(0.50)	—	(1.01)	(1.01)	25.02
2014	20.53	0.04	6.32	6.36	(0.02)	(0.34)	(0.36)	26.53
2013(e)	20.00	0.03	0.50	0.53	—	—	—	20.53
Class C (6/13)
2017(g)	25.05	(0.13)	3.51	3.38	—	—	—	28.43
2016	24.64	(0.09)	1.34	1.25	—	(0.84)	(0.84)	25.05
2015	26.33	(0.12)	(0.56)	(0.68)	—	(1.01)	(1.01)	24.64
2014	20.51	(0.13)	6.29	6.16	—	(0.34)	(0.34)	26.33
2013(e)	20.00	(0.03)	0.54	0.51	—	—	—	20.51
Class I (6/13)
2017(g)	25.65	— **	3.59	3.59	(0.17)	—	(0.17)	29.07
2016	25.11	0.15	1.38	1.53	(0.15)	(0.84)	(0.99)	25.65
2015	26.59	0.16	(0.60)	(0.44)	(0.03)	(1.01)	(1.04)	25.11
2014	20.55	0.11	6.32	6.43	(0.05)	(0.34)	(0.39)	26.59
2013(e)	20.00	0.02	0.53	0.55	—	—	—	20.55

122	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement(d)				Ratios to Average Net Assets After Waiver/Reimbursement(c)(d)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

13.91%	$16,490	2.50	%*	(0.44	)%*	2.28	%*	(0.22	)%*	68%
6.00	15,053	2.51		0.14		2.29		0.36		143
(1.99)	17,191	2.42		0.12		2.22		0.33		153
31.18	7,108	2.55		(0.10)		2.28		0.17		152
2.70	456	2.38	*	0.26	*	1.99	*	0.65	*	41

13.49	13,076	3.25	*	(1.20	)*	3.03	*	(0.98	)*	68
5.18	13,345	3.25		(0.60)		3.04		(0.39)		143
(2.70)	15,962	3.18		(0.67)		2.97		(0.46)		153
30.21	3,182	3.28		(0.77)		3.03		(0.52)		152
2.60	51	3.31	*	(1.33	)*	2.66	*	(0.67	)*	41

14.04	52,734	2.25	*	(0.20	)*	2.03	*	0.02	*	68
6.25	42,919	2.24		0.40		2.03		0.61		143
(1.76)	74,740	2.18		0.38		1.97		0.59		153
31.51	39,257	2.33		0.17		2.06		0.44		152
2.80	18,090	2.33	*	(0.30	)*	1.66	*	0.37	*	41

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	Each ratio includes the effect of dividends expense on common stocks sold short and prime broker expenses as follows:

	Ratios of Dividend Expense on Common Stocks Sold Short to Average Net Assets						Ratios of Prime Broker Expenses to Average Net Assets
Year Ended August 31,	Class A		Class C		Class I		Class A		Class C		Class I
2017(g)	0.48	%*	0.48	%*	0.48	%*	0.34	%*	0.34	%*	0.34	%*
2016	0.45		0.45		0.45		0.37		0.37		0.36
2015	0.44		0.44		0.45		0.31		0.31		0.31
2014	0.48		0.47		0.48		0.34		0.34		0.36
2013(e)	0.52	*	0.44	*	0.44	*	—		—		—

(e)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For the six months ended February 28, 2017.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	123

Financial Highlights (Unaudited) (continued)

Equity Long/Short

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/08)
Year Ended 8/31:
2017(h)	$32.61	$(0.20)	$4.70	$4.50	$—	$—	$—	$37.11
2016	32.61	(0.11)	0.11	—	—	—	—	32.61
2015	31.72	(0.26)	1.23	0.97	—	(0.08)	(0.08)	32.61
2014	28.72	(0.23)	4.78	4.55	—	(1.55)	(1.55)	31.72
2013(g)	29.54	0.02	(0.84)	(0.82)	—	—	—	28.72
Year Ended 7/31:
2013	26.81	(0.03)	5.02	4.99	—	(2.26)	(2.26)	29.54
2012	27.28	(0.08)	0.93	0.85	—	(1.32)	(1.32)	26.81
Class C (12/08)
Year Ended 8/31:
2017(h)	30.57	(0.30)	4.38	4.08	—	—	—	34.65
2016	30.80	(0.33)	0.10	(0.23)	—	—	—	30.57
2015	30.19	(0.48)	1.17	0.69	—	(0.08)	(0.08)	30.80
2014	27.60	(0.43)	4.57	4.14	—	(1.55)	(1.55)	30.19
2013(g)	28.40	— **	(0.80)	(0.80)	—	—	—	27.60
Year Ended 7/31:
2013	26.04	(0.19)	4.81	4.62	—	(2.26)	(2.26)	28.40
2012	26.75	(0.27)	0.88	0.61	—	(1.32)	(1.32)	26.04
Class I (12/08)
Year Ended 8/31:
2017(h)	33.27	(0.16)	4.79	4.63	—	—	—	37.90
2016	33.18	(0.06)	0.15	0.09	—	—	—	33.27
2015	32.20	(0.16)	1.22	1.06	—	(0.08)	(0.08)	33.18
2014	29.10	(0.12)	4.81	4.69	(0.04)	(1.55)	(1.59)	32.20
2013(g)	29.93	0.03	(0.86)	(0.83)	—	—	—	29.10
Year Ended 7/31:
2013	27.06	0.07	5.06	5.13	—	(2.26)	(2.26)	29.93
2012	27.45	(0.04)	0.97	0.93	—	(1.32)	(1.32)	27.06

124	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement(d)			Ratios to Average Net Assets After Waiver/Reimbursement(c)(d)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(e)

13.80%	$28,605	3.69	%*	(1.34)%*	3.49	%*	(1.15)%*	78%
0.00	26,012	3.78		(0.53)	3.58		(0.33)	224
3.06	24,821	3.76		(1.03)	3.53		(0.79)	222
16.06	13,697	4.24		(1.53)	3.46		(0.75)	232
(2.78)	390	5.42	*	(1.73)*	3.04	*	0.65 *	12

20.39	326	13.43		(10.94)	2.62		(0.13)	292
3.75	54	7.26		(5.26)	2.31		(0.31)	67

13.35	8,085	4.43	*	(2.10)*	4.23	*	(1.90)*	78
(0.75)	8,236	4.53		(1.29)	4.34		(1.09)	224
2.28	8,087	4.52		(1.76)	4.29		(1.53)	222
15.20	4,080	5.04		(2.30)	4.21		(1.47)	232
(2.82)	138	6.24	*	(2.44)*	3.81	*	(0.01)*	12

19.53	64	10.85		(8.13)	3.47		(0.74)	292
2.90	54	8.01		(6.01)	3.06		(1.06)	67

13.95	56,245	3.45	*	(1.10)*	3.25	*	(0.90)*	78
0.27	48,905	3.52		(0.37)	3.33		(0.18)	224
3.29	53,559	3.52		(0.72)	3.28		(0.48)	222
16.34	16,216	4.20		(1.33)	3.27		(0.40)	232
(2.77)	4,758	5.07	*	(1.17)*	2.78	*	1.11 *	12

20.74	1,611	9.92		(7.20)	2.46		0.26	292
4.03	1,224	7.69		(5.95)	1.92		(0.17)	67

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized. Performance prior to March 1, 2013, reflects the Fund’s performance under the management of a sub-adviser using investment strategies that differed significantly from those currently in place.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Each ratio includes the effect of dividends expense on common stocks sold short, enhanced custody expense and/or prime broker expenses as follows:

	Ratios of Dividends Expense on Common Stocks Sold Short to Average Net Assets						Ratios of Enhanced Custody and/or Prime Broker Expenses to Average Net Assets(f)
	Class A		Class C		Class I		Class A		Class C		Class I
Year Ended 8/31:
2017(h)	1.20	%*	1.18	%*	1.20	%*	0.68	%*	0.69	%*	0.69	%*
2016	1.19		1.20		1.20		0.77		0.77		0.77
2015	1.17		1.19		1.17		0.74		0.74		0.75
2014	1.12		1.11		1.12		0.72		0.74		0.78
2013(g)	1.42	*	1.46	*	1.42	*	—		—		—
Year Ended 7/31:
2013	0.84		0.89		0.89		0.26		0.32		0.32
2012	0.70		0.70		0.58		0.13		0.13		0.13

(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	Effective June 21, 2013 the Fund ended its enhanced custody program and began selling securities short through a prime broker.
(g)	For the one month ended August 31, 2013.
(h)	For the six months ended February 28, 2017.
*	Annualized.
**	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

NUVEEN	125

Financial Highlights (Unaudited) (continued)

Equity Market Neutral

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended August 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (6/13)
2017(g)	$21.64	$(0.18)	$1.42	$1.24	$—	$—	$—	$22.88
2016	21.39	(0.28)	0.90	0.62	—	(0.37)	(0.37)	21.64
2015	21.27	(0.32)	0.50	0.18	—	(0.06)	(0.06)	21.39
2014	20.53	(0.44)	1.38	0.94	—	(0.20)	(0.20)	21.27
2013(e)	20.00	(0.04)	0.57	0.53	—	—	—	20.53
Class C (6/13)
2017(g)	21.13	(0.26)	1.38	1.12	—	—	—	22.25
2016	21.04	(0.44)	0.90	0.46	—	(0.37)	(0.37)	21.13
2015	21.08	(0.47)	0.49	0.02	—	(0.06)	(0.06)	21.04
2014	20.50	(0.58)	1.36	0.78	—	(0.20)	(0.20)	21.08
2013(e)	20.00	(0.08)	0.58	0.50	—	—	—	20.50
Class I (6/13)
2017(g)	21.82	(0.16)	1.43	1.27	—	—	—	23.09
2016	21.51	(0.23)	0.91	0.68	—	(0.37)	(0.37)	21.82
2015	21.34	(0.27)	0.50	0.23	—	(0.06)	(0.06)	21.51
2014	20.54	(0.38)	1.38	1.00	—	(0.20)	(0.20)	21.34
2013(e)	20.00	(0.04)	0.58	0.54	—	—	—	20.54

126	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement(d)			Ratios to Average Net Assets After Waiver/Reimbursement(c)(d)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(f)

5.73%	$9,439	3.51	%*	(1.88)%*	3.26	%*	(1.63)%*	79%
2.86	9,289	3.29		(1.47)	3.10		(1.28)	187
0.86	8,972	3.49		(1.73)	3.24		(1.48)	173
4.55	7,880	3.52		(2.33)	3.26		(2.07)	187
2.65	799	3.00	*	(1.10)*	2.85	*	(0.95)*	112

5.30	2,112	4.27	*	(2.64)*	4.02	*	(2.39)*	79
2.14	2,109	4.06		(2.23)	3.87		(2.04)	187
0.10	1,835	4.22		(2.49)	3.97		(2.24)	173
3.77	1,768	4.28		(3.05)	4.02		(2.79)	187
2.50	157	3.90	*	(2.45)*	3.42	*	(1.97)*	112

5.87	50,369	3.27	*	(1.64)*	3.02	*	(1.39)*	79
3.12	49,990	3.06		(1.23)	2.87		(1.04)	187
1.09	35,162	3.21		(1.51)	2.97		(1.26)	173
4.84	32,668	3.37		(2.08)	3.08		(1.79)	187
2.70	13,184	3.04	*	(1.77)*	2.32	*	(1.05)*	112

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	Each ratio includes the effect of dividends expense on common stocks sold short and prime broker expenses as follows:

	Ratios of Dividends Expense on Common Stocks Sold Short to Average Net Assets						Ratios of Prime Broker Expenses to Average Net Assets
Year Ended August 31,	Class A		Class C		Class I		Class A		Class C		Class I
2017(g)	1.39	%*	1.39	%*	1.40	%*	0.26	%*	0.27	%*	0.26	%*
2016	1.03		1.04		1.04		0.46		0.46		0.46
2015	1.04		1.03		1.03		0.59		0.58		0.57
2014	1.09		1.06		1.02		0.55		0.59		0.70
2013(e)	1.23	*	1.04	*	0.95	*	—		—		—

(e)	For the period June 17, 2013 (commencement of operations) through August 31, 2013.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	For the six months ended February 28, 2017.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	127

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust and the Nuveen Investment Trust II (each a “Trust” and collectively, the “Trusts”), are open-end management investment companies registered under the Investment Company Act of 1940, as amended. The Nuveen Investment Trust is comprised of Nuveen Large Cap Value Fund (“Large Cap Value”), Nuveen Large Cap Core Fund (“Large Cap Core”), Nuveen Large Cap Growth Fund (“Large Cap Growth”), Nuveen Concentrated Core Fund (“Concentrated Core”), Nuveen Core Dividend Fund (“Core Dividend”), Nuveen Large Cap Core Plus Fund (“Large Cap Core Plus”) and Nuveen Equity Market Neutral Fund (“Equity Market Neutral”) among others, and the Nuveen Investment Trust II is comprised of Nuveen Growth Fund (“Growth”) and Nuveen Equity Long/Short Fund (“Equity Long/Short”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Nuveen Investment Trust and Nuveen Investment Trust II were each organized as Massachusetts business trusts on May 6, 1996 and June 27, 1997, respectively.

The end of the reporting period for the Funds is February 28, 2017, and the period covered by these Notes to Financial Statements is the six months ended February 28, 2017 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives

The investment objective of Large Cap Value, Large Cap Core, Large Cap Growth, Concentrated Core, Growth and Large Cap Core Plus is long-term capital appreciation. Core Dividend’s investment objective is total return comprised of income from dividend and long-term capital appreciation. Equity Long/Short’s investment objective is long-term capital appreciation with low correlation to the U.S. equity market. Equity Market Neutral’s investment objective is to provide investors with long-term capital appreciation independent of the U.S. equity market.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income on investments purchased and dividends expense on common stocks sold short are recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement Operations.

128	NUVEEN

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually, except Core Dividend will pay income dividends quarterly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under each Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to each Trust. In addition, in the normal course of business, each Trust enters into contracts that provide general indemnifications to other parties. Each Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Compensation

Neither Trust pays compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to each Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from

NUVEEN	129

Notes to Financial Statements (Unaudited) (continued)

sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees (the “Board”) and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which an independent pricing service (“pricing service”) is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Large Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$440,963,780	$—	$—	$440,963,780
Short-Term Investments:
Repurchase Agreements	—	1,380,985	—	1,380,985
Total	$440,963,780	$1,380,985	$—	$442,344,765

Large Cap Core
Long-Term Investments*:
Common Stocks	$344,555,540	$—	$—	$344,555,540

Large Cap Growth
Long-Term Investments*:
Common Stocks	$76,581,195	$—	$—	$76,581,195

Concentrated Core
Long-Term Investments*:
Common Stocks	$87,475,000	$—	$—	$87,475,000

Core Dividend
Long-Term Investments*:
Common Stocks	$44,624,981	$—	$—	$44,624,981

130	NUVEEN

Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$49,061,398	$—	$—	$49,061,398

Large Cap Core Plus
Long-Term Investments*:
Common Stocks	$107,028,643	$—	$—	$107,028,643
Common Stocks Sold Short*	(24,865,866)	—	—	(24,865,866)
Total	$82,162,777	$—	$—	$82,162,777

Equity Long/Short
Long-Term Investments*:
Common Stocks	$137,730,812	$—	$—	$137,730,812
Short-Term Investments:
Repurchase Agreements	—	340,949	—	340,949
Common Stocks Sold Short*	(73,863,392)	—	—	(73,863,392)
Total	$63,867,420	$340,949	$—	$64,208,369

Equity Market Neutral
Long-Term Investments*:
Common Stocks	$61,447,223	$—	$—	$61,447,223
Short-Term Investments:
Repurchase Agreements	—	875,759	—	875,759
Common Stocks Sold Short*	(56,891,332)	—	—	(56,891,332)
Total	$4,555,891	$875,759	$—	$5,431,650
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

NUVEEN	131

Notes to Financial Statements (Unaudited) (continued)

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the following Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Large Cap Value	Fixed Income Clearing Corporation	$1,380,985	$(1,380,985)	$—
Equity Long/Short	Fixed Income Clearing Corporation	340,949	(340,949)	—
Equity Market Neutral	Fixed Income Clearing Corporation	875,759	(875,759)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Short Sale Transactions

Large Cap Core Plus, Equity Long/Short and Equity Market Neutral each pursue a “long/short” investment strategy, pursuant to which they sell securities short and may purchase additional long investments with some or all of the proceeds of the short sale transactions.

When the Funds sell a security short, they borrow the security from a third party and segregate assets as collateral to secure their obligation to return the security to the lender either upon closing out the short position or upon demand from the lender. Proceeds from short selling may be used to finance the purchase of additional securities for each Fund’s long portfolio. The amount of collateral required to be pledged to borrow a security is determined by reference to the market value of the security borrowed. The value of the collateral required to be pledged as of the end of the reporting period is disclosed in the Funds’ Portfolio of Investments, and any cash pledged as collateral in addition to long-term investments is recognized as “Cash collateral at broker” on the Statement of Assets and Liabilities. The Funds are obligated to pay the party from whom the securities were borrowed dividends declared on the stock by the issuer and such amounts are recognized as “Dividends expense on common stocks sold short”, on the Statement of Operations, when applicable. Short sales are valued daily, and the corresponding unrealized gains and losses are recognized as “Change in net unrealized appreciation (depreciation) of common stocks sold short” on the Statement of Operations. Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. The Funds will incur a loss if the price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds’ losses on short sales are potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Funds will realize a gain if the price of the security declines between those dates. Gains and losses from securities sold short are recognized as “Net realized gain (loss) from common stocks sold short” on the Statement of Operations.

Bank of America Merrill Lynch (“BAML”) facilitates the short sales transactions for the Funds. The Funds currently pay prime brokerage fees to BAML for its services for the Funds, which are recognized as “Prime broker expenses” on the Statement of Operations, when applicable.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

132	NUVEEN

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 2/28/17		Year Ended 8/31/16
Large Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	255,598	$6,330,525	377,823	$8,147,030
Class C	271,038	6,159,837	363,328	7,355,274
Class R3	711	17,847	3,814	77,759
Class R6[1]	—	—	—	—
Class R6[1] – exchanges	—	—	887,602	19,225,456
Class I	1,171,423	28,995,631	2,333,537	51,901,876
Shares issued to shareholders due to reinvestment of distributions:
Class A	113,723	2,822,619	932,097	19,747,901
Class C	6,044	143,959	100,958	2,037,698
Class R3	27	649	—	—
Class R6[1]	11,411	284,602	—	—
Class I	57,542	1,435,670	427,534	9,122,298
	1,887,517	46,191,339	5,426,693	117,615,292
Shares redeemed:
Class A	(677,372)	(16,295,231)	(2,063,375)	(44,962,850)
Class C	(404,451)	(9,262,679)	(588,700)	(12,064,765)
Class R3	(143)	(3,655)	(5,475)	(125,290)
Class R6[1]	(163,406)	(3,955,000)	(23,551)	(535,000)
Class I	(579,179)	(14,323,806)	(1,860,418)	(41,232,658)
Class I – exchanges	—	—	(887,602)	(19,225,456)
	(1,824,551)	(43,840,371)	(5,429,121)	(118,146,019)
Net increase (decrease)	62,966	$2,350,968	(2,428)	$(530,727)

	Six Months Ended 2/28/17		Year Ended 8/31/16
Large Cap Core	Shares	Amount	Shares	Amount
Shares sold:
Class A	776,349	$22,318,616	874,945	$22,427,866
Class C	364,773	10,390,846	733,218	18,441,802
Class R6[1]	—	—	—	—
Class R6[1] – exchange	—	—	693,764	17,663,242
Class I	2,266,100	65,327,449	2,743,914	68,497,084
Shares issued to shareholders due to reinvestment of distributions:
Class A	11,703	337,508	30,741	787,826
Class C	151	4,302	19,378	488,712
Class R6[1]	5,598	161,497	—	—
Class I	30,493	879,728	83,078	2,132,950
	3,455,167	99,419,946	5,179,038	130,439,482
Shares redeemed:
Class A	(375,394)	(10,653,242)	(617,239)	(15,716,831)
Class C	(233,978)	(6,514,716)	(482,058)	(12,191,971)
Class R6[1]	(111,472)	(3,155,000)	(11,119)	(300,000)
Class I	(720,617)	(20,414,907)	(2,906,788)	(73,742,217)
Class I – exchanges	—	—	(693,764)	(17,663,242)
	(1,441,461)	(40,737,865)	(4,710,968)	(119,614,261)
Net increase (decrease)	2,013,706	$58,682,081	468,070	$10,825,221
[1]	Class R6 Shares were established on June 30, 2016.

NUVEEN	133

Notes to Financial Statements (Unaudited) (continued)

	Six Months Ended 2/28/17		Year Ended 8/31/16
Large Cap Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	149,428	$4,049,921	371,585	$9,236,977
Class C	52,478	1,378,127	152,413	3,758,706
Class R6[1]	—	—	1,030	25,000
Class I	339,361	9,173,298	322,367	8,046,592
Shares issued to shareholders due to reinvestment of distributions:
Class A	3,303	89,302	43,627	1,081,231
Class C	46	1,237	7,408	180,759
Class R6[1]	—	—	—	—
Class I	7,248	195,974	48,184	1,196,740
	551,864	14,887,859	946,614	23,526,005
Shares redeemed:
Class A	(138,994)	(3,634,150)	(1,127,331)	(27,291,678)
Class C	(70,512)	(1,840,329)	(95,029)	(2,300,725)
Class R6[1]	—	—	—	—
Class I	(409,942)	(10,715,548)	(816,036)	(20,368,815)
	(619,448)	(16,190,027)	(2,038,396)	(49,961,218)
Net increase (decrease)	(67,584)	$(1,302,168)	(1,091,782)	$(26,435,213)

	Six Months Ended 2/28/17		Year Ended 8/31/16
Concentrated Core	Shares	Amount	Shares	Amount
Shares sold:
Class A	148,266	$4,013,596	650,877	$16,913,790
Class C	43,801	1,149,769	323,796	8,235,687
Class R6[1]	—	—	991	25,000
Class I	199,624	5,327,408	895,274	23,113,731
Shares issued to shareholders due to reinvestment of distributions:
Class A	25,411	682,019	85,190	2,233,298
Class C	10,935	289,673	37,758	972,267
Class R6[1]	—	—	—	—
Class I	23,686	635,972	76,728	2,016,359
	451,723	12,098,437	2,070,614	53,510,132
Shares redeemed:
Class A	(443,426)	(11,666,733)	(1,193,481)	(30,535,390)
Class C	(222,041)	(5,801,687)	(327,620)	(8,191,879)
Class R6[1]	—	—	—	—
Class I	(450,024)	(12,045,792)	(1,696,550)	(43,576,088)
	(1,115,491)	(29,514,212)	(3,217,651)	(82,303,357)
Net increase (decrease)	(663,768)	$(17,415,775)	(1,147,037)	$(28,793,225)

	Six Months Ended 2/28/17		Year Ended 8/31/16
Core Dividend	Shares	Amount	Shares	Amount
Shares sold:
Class A	212,775	$5,393,792	420,316	$9,864,308
Class C	28,785	728,347	55,389	1,294,388
Class I	100,522	2,498,861	139,855	3,340,734
Shares issued to shareholders due to reinvestment of distributions:
Class A	11,288	280,488	28,864	681,004
Class C	1,852	45,960	5,653	132,925
Class I	5,870	145,751	19,995	471,161
	361,092	9,093,199	670,072	15,784,520
Shares redeemed:
Class A	(188,246)	(4,690,779)	(332,307)	(7,849,628)
Class C	(23,674)	(590,182)	(65,660)	(1,534,854)
Class I	(174,899)	(4,344,269)	(396,962)	(9,294,582)
	(386,819)	(9,625,230)	(794,929)	(18,679,064)
Net increase (decrease)	(25,727)	$(532,031)	(124,857)	$(2,894,544)
[1]	Class R6 Shares were established on June 30, 2016.

134	NUVEEN

	Six Months Ended 2/28/17		Year Ended 8/31/16
Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	41,956	$1,128,911	153,974	$4,114,434
Class C	36,663	905,865	49,421	1,227,124
Class R3	1,669	44,724	5,211	132,605
Class I	266,954	7,260,418	444,006	12,219,654
Shares issued to shareholders due to reinvestment of distributions:
Class A	23,688	624,963	35,019	928,930
Class C	18,208	437,348	31,633	768,666
Class R3	81	2,108	—	—
Class I	82,119	2,207,817	129,712	3,505,204
	471,338	12,612,154	848,976	22,896,617
Shares redeemed:
Class A	(94,667)	(2,525,412)	(139,751)	(3,758,259)
Class C	(66,501)	(1,641,248)	(107,125)	(2,661,310)
Class R3	(190)	(5,069)	(395)	(10,413)
Class I	(316,172)	(8,708,111)	(436,505)	(11,901,047)
	(477,530)	(12,879,840)	(683,776)	(18,331,029)
Net increase (decrease)	(6,192)	$(267,686)	165,200	$4,565,588

	Six Months Ended 2/28/17		Year Ended 8/31/16
Large Cap Core Plus	Shares	Amount	Shares	Amount
Shares sold:
Class A	70,005	$1,893,931	171,341	$4,231,830
Class C	42,597	1,152,103	93,888	2,274,931
Class I	344,735	9,536,775	346,932	8,643,196
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,354	65,243	25,675	635,281
Class C	—	—	22,462	545,366
Class I	7,337	203,835	87,025	2,162,041
	467,028	12,851,887	747,323	18,492,645
Shares redeemed:
Class A	(92,694)	(2,512,289)	(295,039)	(7,280,436)
Class C	(115,413)	(3,023,370)	(231,412)	(5,579,613)
Class I	(211,544)	(5,650,737)	(1,737,013)	(42,177,565)
	(419,651)	(11,186,396)	(2,263,464)	(55,037,614)
Net increase (decrease)	47,377	$1,665,491	(1,516,141)	$(36,544,969)

	Six Months Ended 2/28/17		Year Ended 8/31/16
Equity Long/Short	Shares	Amount	Shares	Amount
Shares sold:
Class A	121,049	$4,225,031	450,916	$14,805,918
Class C	24,351	796,925	94,814	2,956,282
Class I	339,019	12,329,525	1,526,191	51,312,679
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
	484,419	17,351,481	2,071,921	69,074,879
Shares redeemed:
Class A	(147,875)	(5,061,793)	(414,391)	(13,332,301)
Class C	(60,468)	(1,963,166)	(87,969)	(2,627,278)
Class I	(325,184)	(11,271,918)	(1,670,119)	(53,406,162)
	(533,527)	(18,296,877)	(2,172,479)	(69,365,741)
Net increase (decrease)	(49,108)	$(945,396)	(100,558)	$(290,862)

NUVEEN	135

Notes to Financial Statements (Unaudited) (continued)

	Six Months Ended 2/28/17		Year Ended 8/31/16
Equity Market Neutral	Shares	Amount	Shares	Amount
Shares sold:
Class A	106,143	$2,442,269	365,952	$7,998,762
Class C	13,706	300,271	48,437	1,037,987
Class I	453,113	10,519,749	1,621,262	35,412,422
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	7,168	157,697
Class C	—	—	1,543	33,306
Class I	—	—	24,585	544,313
	572,962	13,262,289	2,068,947	45,184,487
Shares redeemed:
Class A	(122,774)	(2,742,044)	(363,432)	(7,897,928)
Class C	(18,619)	(414,477)	(37,336)	(795,804)
Class I	(562,972)	(12,511,089)	(989,940)	(21,649,115)
	(704,365)	(15,667,610)	(1,390,708)	(30,342,847)
Net increase (decrease)	(131,403)	$(2,405,321)	678,239	$14,841,640

5. Investment Transactions

Long-term purchases and sales (including transactions for common stocks sold short, where applicable) during the current fiscal period were as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core	Core Dividend
Purchases	$290,760,970	$217,482,665	$44,745,516	$53,359,679	$36,077,091
Sales	292,213,689	160,567,664	46,501,460	73,062,246	36,822,215

	Growth	Large Cap Core Plus	Equity Long/Short	Equity Market Neutral
Purchases	$12,999,944	$82,010,004	$150,149,950	$88,941,476
Sales	16,919,984	80,758,112	164,670,163	100,185,456

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of February 28, 2017, the cost and unrealized appreciation (depreciation) of investments (excluding common stocks sold short, where applicable), as determined on a federal income tax basis, were as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core	Core Dividend
Cost of investments	$388,927,393	$310,638,362	$68,547,545	$84,800,142	$41,769,168
Gross unrealized:
Appreciation	$72,077,859	$42,542,616	$11,319,981	$8,788,992	$4,919,090
Depreciation	(18,660,487)	(8,625,438)	(3,286,331)	(6,114,134)	(2,063,277)
Net unrealized appreciation (depreciation) of investments	$53,417,372	$33,917,178	$8,033,650	$2,674,858	$2,855,813

136	NUVEEN

	Growth	Large Cap Core Plus	Equity Long/Short	Equity Market Neutral
Cost of investments	$40,099,134	$95,019,621	$118,783,011	$55,670,639
Gross unrealized:
Appreciation	$9,734,278	$14,922,436	$21,262,553	$8,540,170
Depreciation	(772,014)	(2,913,414)	(1,973,803)	(1,887,827)
Net unrealized appreciation (depreciation) of investments	$8,962,264	$12,009,022	$19,288,750	$6,652,343

Permanent differences, primarily due to investments in short sales, investments in partnerships, distribution reallocations, net operating losses and tax equalization, resulted in reclassifications among the Funds’ components of net assets as of August 31, 2016, the Funds’ last tax year end, as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core	Core Dividend
Capital paid-in	$—	$1	$—	$—	$—
Undistributed (Over-distribution of) net investment income	88,818	(42,536)	(22,101)	(1,412)	6,079
Accumulated net realized gain (loss)	(88,818)	42,535	22,101	1,412	(6,079)

	Growth	Large Cap Core Plus	Equity Long/Short	Equity Market Neutral
Capital paid-in	$409,634	$1	$(424,847)	$(540,027)
Undistributed (Over-distribution of) net investment income	—	16,201	487,453	551,362
Accumulated net realized gain (loss)	(409,634)	(16,202)	(62,606)	(11,335)

The tax components of undistributed net ordinary income and net long-term capital gains as of August 31, 2016, the Funds’ last tax year end, were as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core	Core Dividend
Undistributed net ordinary income[1]	$5,671,153	$2,040,748	$526,693	$1,680,900	$262,465
Undistributed net long-term capital gains	—	—	—	—	—

	Growth	Large Cap Core Plus	Equity Long/Short	Equity Market Neutral
Undistributed net ordinary income[1]	$596,954	$362,314	$—	$—
Undistributed net long-term capital gains	2,358,154	—	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended August 31, 2016, was designated for purposes of the dividends paid deduction as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core	Core Dividend
Distributions from net ordinary income[1]	$13,655,881	$3,892,356	$2,090,622	$4,511,419	$1,200,822
Distributions from net long-term capital gains	23,420,142	1,244,647	1,755,760	835,142	146,762

	Growth	Large Cap Core Plus	Equity Long/Short	Equity Market Neutral
Distributions from net ordinary income[1]	$976,991	$1,463,354	$—	$—
Distributions from net long-term capital gains	5,050,085	2,412,935	—	925,032
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of August 31, 2016, the Funds’ last tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core	Core Dividend
Capital losses to be carried forward – not subject to expiration	$19,797,364	$6,746,408	$2,244,394	$7,306,848	$1,760,490

	Large Cap Core Plus	Equity Long/Short	Equity Market Neutral
Capital losses to be carried forward – not subjective to expiration	$6,474,311	$6,907,409	$2,717,889

NUVEEN	137

Notes to Financial Statements (Unaudited) (continued)

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Fund has elected to defer losses as follows:

Equity Market Neutral
Post-October capital losses[2]	$—
Late-year ordinary losses[3]	487,116
[2]	Capital losses incurred from November 1, 2015 through August 31, 2016, the Funds’ last tax year end.
[3]	Ordinary losses incurred from January 1, 2016 through August 31, 2016, and/or specified losses incurred from November 1, 2015 through August 31, 2016.

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core	Core Dividend
For the first $125 million	0.5000%	0.5000%	0.5000%	0.5500%	0.5000%
For the next $125 million	0.4875	0.4875	0.4875	0.5375	0.4875
For the next $250 million	0.4750	0.4750	0.4750	0.5250	0.4750
For the next $500 million	0.4625	0.4625	0.4625	0.5125	0.4625
For the next $1 billion	0.4500	0.4500	0.4500	0.5000	0.4500
For net assets over $2 billion	0.4250	0.4250	0.4250	0.4750	0.4250

Average Daily Net Assets	Growth	Large Cap Core Plus	Equity Long/Short	Equity Market Neutral
For the first $125 million	0.5000%	1.0000%	1.1000%	1.1000%
For the next $125 million	0.4875	0.9875	1.0875	1.0875
For the next $250 million	0.4750	0.9750	1.0750	1.0750
For the next $500 million	0.4625	0.9625	1.0625	1.0625
For the next $1 billion	0.4500	0.9500	1.0500	1.0500
For net assets over $2 billion	0.4250	0.9250	1.0250	1.0250

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of February 28, 2017, the complex-level fee for each Fund was 0.1617%.

138	NUVEEN

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and changes on short sales) dividend expense or securities sold short, and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Large Cap Value	N/A	N/A	1.20%
Large Cap Core	0.80%	December 31, 2018	N/A
Large Cap Growth	0.81	December 31, 2018	N/A
Concentrated Core	0.86	December 31, 2018	N/A
Core Dividend	0.81	December 31, 2018	N/A
Growth	0.81	December 31, 2018	1.40
Large Cap Core Plus	1.25	December 31, 2018	N/A
Equity Long/Short	1.40	December 31, 2018	N/A
Equity Market Neutral	1.40	December 31, 2018	N/A

N/A – Not applicable.

Other Transactions with affiliates

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core	Core Dividend
Sales charges collected	$53,337	$96,543	$13,794	$21,667	$39,316
Paid to financial intermediaries	46,807	85,171	12,204	19,179	34,595

		Growth	Large Cap Core Plus	Equity Long/Short	Equity Market Neutral
Sales charges collected		$4,166	$9,769	$40,064	$7,174
Paid to financial intermediaries		3,661	8,561	35,398	6,377

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core	Core Dividend
Commission advances	$36,056	$76,970	$12,125	$12,137	$4,172

		Growth	Large Cap Core Plus	Equity Long/Short	Equity Market Neutral
Commission advances		$3,315	$3,409	$5,776	$2,147

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core	Core Dividend
12b-1 fees retained	$21,017	$66,685	$10,229	$23,213	$3,808

		Growth	Large Cap Core Plus	Equity Long/Short	Equity Market Neutral
12b-1 fees retained		$3,405	$5,794	$7,304	$2,028

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

NUVEEN	139

Notes to Financial Statements (Unaudited) (continued)

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Concentrated Core	Core Dividend
CDSC retained	$1,596	$2,463	$929	$3,037	$390

		Growth	Large Cap Core Plus	Equity Long/Short	Equity Market Neutral
CDSC retained		$492	$1,706	$1,898	$85

As of the end of the reporting period, Nuveen owned shares of the following Funds, as follows:

	Large Cap Value	Large Cap Growth	Concentrated Core	Core Dividend	Growth
Class A Shares	—	—	—	2,013	—
Class C Shares	—	—	—	2,015	—
Class R3 Shares	2,126	N/A	N/A	N/A	2,125
Class R6 Shares	—	1,030	991	N/A	N/A
Class I Shares	—	—	—	36,228	—

N/A – Fund does not offer share class.

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. On December 31, 2016, (the only date utilized during the current fiscal period), the following Funds borrowed the following amounts from the Unsecured Credit Line, each at an annualized interest rate of 2.02% on their respective outstanding balance.

	Large Cap Value	Concentrated Core	Core Dividend
Outstanding balance at December 31, 2016	$726,940	$1,091,131	$141,746

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2017 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the funds utilized this facility.

9. New Accounting Pronouncements

Amendments to Regulation S-X

In October 2016, the Securities and Exchange Commission (SEC) adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management is still evaluating the impact of the final rules, if any.

140	NUVEEN

10. Subsequent Events

Fund Reorganizations

On April 13, 2017, the Funds’ Board of Trustees approved the reorganizations of Core Dividend, Large Cap Core Plus and Nuveen Large Cap Growth Opportunities Fund into Large Cap Value, Large Cap Core and Large Cap Growth, respectively. In order for the reorganizations to occur, they must be approved by the shareholders of Core Dividend, Large Cap Core Plus and Nuveen Large Cap Growth Opportunities Fund.

Fund Shares

The Funds have an effective registration statement on file with the Securities and Exchange Commission to issue Class T Shares, which are not yet available for public offering.

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Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

142	NUVEEN

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index: The BofA/Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Lipper Alternative Active Extension Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Alternative Active Extension Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Alternative Equity Market Neutral Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Alternative Equity Market Neutral Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Alternative Long/Short Equity Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Alternative Long/Short Equity Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Equity Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Large-Cap Core Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Large-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Multi-Cap Core Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Multi-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Lipper Multi-Cap Value Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Multi-Cap Value Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Long Position: A security the fund owns in its portfolio.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

NUVEEN	143

Glossary of Terms Used in this Report (continued)

Price/Earnings (P/E) Ratio: is calculated by dividing the current price of the stock by its forecasted 12 months’ earnings per share. The average of the price/earnings ratio of a fund is a weighted harmonic average of all the current P/E ratios (excluding negatives) of the stocks in the fund’s portfolio. This should not be construed as a forecast of the Fund’s performance.

Russell 1000® Growth Index: An index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends, but do not reflect any applicable sales charges or management fees.

Russell 1000® Index: An unmanaged index, considered representative of large-cap stocks. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges or management fees.

Russell 1000® Value Index: An index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends, but do not include the effects of any applicable sales charges or management fees.

Short Position: A security the fund does not own but has sold through the delivery of a borrowed security.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

144	NUVEEN

Notes

NUVEEN	145

Notes

146	NUVEEN

Notes

NUVEEN	147

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them, providing access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages $236 billion in assets as of December 31, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen
, 333 W. Wacker Dr., Chicago, IL 60606. Please read the
prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-NLCES-0217D        138536

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust

By	(Signature and Title)	/s/ Kathleen L. Prudhomme
Kathleen L. Prudhomme Vice President and Secretary

Date: May 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer Chief Administrative Officer (principal executive officer)

Date: May 5, 2017

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: May 5, 2017